UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Knights of Columbus Limited Duration Fund	Knights of Columbus Core Bond Fund

Knights of Columbus Long/Short Equity Fund	Knights of Columbus Large Cap Value Fund

Knights of Columbus Large Cap Growth Fund	Knights of Columbus Small Cap Fund

Knights of Columbus U.S. All Cap Index Fund	Knights of Columbus Real Estate Fund

Knights of Columbus International Equity Fund

Annual Report | October 31, 2022

The Advisors’ Inner Circle Fund III

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the SEC’s website at https:// www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

LETTER TO SHAREHOLDERS (Unaudited)

Dear Fellow Shareholders:

Knights of Columbus Asset Advisors, LLC is pleased to present this annual report for Knights of Columbus Funds for the fiscal year ending October 31, 2022. The markets and the economy moved from a heavy focus on Covid to a renewed focus on inflation. I recently found the text of a speech I gave in 2012 and commented that the Fed was aggressively creating liquidity to avoid a deflationary environment. The last major bout of inflation in the United States occurred in the early 1980s when former Fed Chair Paul Volcker raised the Federal Funds Rate to over 20% to choke off energy-led inflationary effects from the late 1970s. I have often commented that the cure for inflation is well known and highly effective, albeit, quite painful. The antidote for deflation is not known and we watched Japan battle deflation for decades. While one cannot completely induce spending, one can put the brakes on excess inflation by driving the cost of money so high that a recessionary environment cancels both growth and inflation. The tremendous stimulus, some may argue excessive stimulus, kept the economy afloat during the early days of Covid. However, the continuous rounds of stimulus and low-interest rates served as the tinder to control the high inflation we have been experiencing. Today (November 10, 2022), the CPI was released, and the headline annual inflation number was 50 basis points below last month’s inflation reading and the bond and stock markets rallied. There is much to do, but we may have put a cap on inflation. A continuing concern is that an attempt to quickly shift to renewable energy has caused energy prices to rise substantially over the last year and this issue is not solved. We believe this will be a headwind for the economy and the capital markets as we continue into 2023.

Over the trailing twelve months, the equity markets saw strong results with the Russell 1000® Growth Index returning -24.6%, the Russell 1000® Value Index returning -7.0%, the Russell 2000® Index returning -18.5%, and the FTSE All-World ex-U.S. Index returning -24.0%. The bond market has been very weak due to rising rates and widening spreads in the Bloomberg US Aggregate Bond Index returned -15.7%, representing core fixed income results, and the Bloomberg 1-3 Year US Government/Credit Index returned -4.9%, representing short-duration fixed income.

During the twelve months that ended October 31, 2021, the stock market was concerned that inflation and rising rates caused the cost of capital to rise, and this was much more of a hit to growth stocks versus their value counterparts. The concerns of a recession also hurt consumer sentiment, and this served as a headwind for growth stocks. The Fed has aggressively increased the Fed Funds rate with four hikes of 75 basis points. Inflation, as measured by the Consumer Price Index, finished October up 7.7% for the trailing twelve months. When factoring out food and energy, inflation still rose 6.3%. During the last twelve months, the 10-Year Treasury peaked at 4.24% on October 24, 2022, hit a low of 1.35% on December 3, 2021, and ended the fiscal year at 4.05%.

Through the end of the third quarter of 2021, Gross Domestic Product (“GDP”) rose by 2.6% on a year-over-year basis (or more specifically from third quarter 2021 results). With inflation and wages rising, a shortage of workers, and continued kinks in the supply chain, investors were correctly concerned that long-dormant inflation would be back. The Fed initially espoused that inflation would be transitory, but, at KoCAA, we believed some structural issues would extend the inflation story. Other key economic indicators, such as Industrial Production, Capacity Utilization, and Durable Goods Orders are still showing signs of strength. Labor costs, supply chain issues, and energy costs are having a larger impact on the economy.

Unemployment is very low by historic standards and stood at 3.7% in October 2022. The gauge of underemployment stood at 6.8% and we continue to see strong wage growth, albeit a bit more modest than we saw in the summer. Labor costs remain a significant expense and many businesses report that it is very hard to find the right employees. The employment picture will need to brighten for stronger economic recovery.

The current political rancor, in our view, is certainly concerning as it feels as though U.S. politics is a zero-sum game with the compromise being a very foreign concept. While the final election results are not in, it appears that we will have a Republican Congress and a likely split Senate. This will make for a very slow legislative period for President Biden’s last two years in his first term.

KoCAA is very thankful for our shareholder base which continues to grow, and our fund family remains above $1 billion in total assets as strong inflows have offset market weakness. We look forward to an even more successful fiscal year in 2023, particularly as KoCAA has launched an Investment Advisor Representative (“IAR”) program that features the Knights of Columbus Funds. The nine proprietary funds included in the IAR program currently represent the broadest array of Catholic funds offered by any single provider. We are proud of what we have built and continue to work hard for our shareholders every day.

As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

Definitions of Comparative Indices

Bloomberg US Aggregate Bond Index

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg 1-3 Year US Government/Credit Index

The Bloomberg US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Russell 1000® Growth Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000® Index

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

FTSE Nareit Equity REITs Index

FTSE Nareit Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. Prior to December 2010, the index included Timber REITs and Infrastructure REITs.

Knights of Columbus U.S. All Cap Index

Adheres to the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (“USCCB Guidelines”). The Knights of Columbus U.S. All Cap Index consists of all common stocks and real estate investment trusts in the Solactive US Broad Market Index excluding companies that are determined by Institutional Shareholder Services to be involved with enterprises that conflict with the USCCB Guidelines. The Market Index includes the 3,000 U.S. companies with the largest free-float market capitalizations.

HFRX Equity Market Neutral Index

The HFRX Equity Market Neutral Index employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading Strategies.

EBITDA

EBITDA is a statistic used to assess a company’s operating performance. It is a proxy for the cash flow generated by its complete operations.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Limited Duration Fund

The Bloomberg 1-3 Year US Government/Credit Index (USD) returned -4.88% for the year ended October 31, 2022. Most sectors underperformed as investors shied away from risk while the Federal Reserve (Fed) increased rates. Financials were the worst-performing sector in the Index.

The Knights of Columbus Limited Duration Fund I Shares returned –4.94% for the year, slightly lagging the benchmark. The primary driver of the portfolio underperformance for the year ended October 31, 2022, was our continued overweight allocation to spread product. Within our allocations, the largest contributors to the poor performance were the fund’s overweight to the Asset-Backed and Mortgage-Backed Securities sectors. This was the result of rising interest rates, which lengthened durations on mortgage securities, and a reduction in risk sentiment which induced wider spreads for asset-backed securities. Providing some offset to this was the fund’s overweight allocation to the Financials sector, which outperformed the index’s Financials return.

The Fed has been focused on beating back inflation, which accelerated to a peak rate of 9.1% annual increase in June and now stands at 7.7% compared to 6.2% a year ago. This, combined with a tight labor market, caused them to aggressively raise interest rates this year as they followed the initial 25 basis point (bps) hike in March with a 50 bps increase in May then four 75 bps moves higher to bring the Federal Funds rate to 4%. We expect the Fed to moderate rate increases as we approach the level needed to bring inflation back to its 2% long-term target. However, that rate will be determined by the pace at which policy rates flow through to the economy. This fine-tuning is likely to combine with continued headwinds from geopolitical developments and keep volatility elevated. We believe caution is warranted in this environment and issue selection will be key.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1, 2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	-4.94%	-0.56%	0.67%	0.80%

Class S Shares**	-5.03%	-0.65%	0.58%	0.75%

Bloomberg 1-3 Year US Government/Credit Index***	-4.88%	-0.57%	0.68%	0.78%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Limited Duration Bond Fund, I Shares versus the Bloomberg 1-3 Year US Government/Credit Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡ See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Core Bond Fund

The Bloomberg U.S. Aggregate Bond Index returned -15.68% for the year ended October 31, 2022. All sectors underperformed as investors shied away from risk while the Federal Reserve (Fed) increased rates. Utilities, Financials, and Mortgage-backed Securities (MBS) were the worst-performing sectors in the Index.

The Knights of Columbus Core Bond Fund I Shares returned -16.68% for the year, lagging the benchmark. The primary driver of the portfolio underperformance for the year ended October 31, 2022, was our continued overweight allocation to spread product. Within our allocations, the largest contributor to the poor performance was the fund’s overweight to the Financial sector. This was the result of the inversion of the yield curve as spreads between 2-year Treasuries and 10-year Treasuries went from +106 basis points (bps) to -43 bps as short rates rose faster than long rates. This sector was especially hard hit due to the fund’s positions in longer bank issues. Providing some offset to this was the fund’s underweight allocation to the MBS sector.

The Fed has been focused on beating back inflation, which accelerated to a peak rate of 9.1% annual increase in June and now stands at 7.7% compared to 6.2% a year ago. This, combined with a tight labor market, caused them to aggressively raise interest rates this year as they followed the initial 25 basis point (bps) hike in March with a 50 bps increase in May then four 75 bps moves higher to bring the Federal Funds rate to 4%. We expect the Fed to moderate rate increases as we approach the level needed to bring inflation back to its 2% long-term target. However, that rate will be determined by the pace at which policy rates flow through to the economy. This fine-tuning is likely to combine with continued headwinds from geopolitical developments and keep volatility elevated. We believe caution is warranted in this environment and issue selection will be key.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1 ,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	-16.68%	-3.85%	-0.57%	0.47%

Class S Shares**	-16.60%	-3.92%	-0.66%	0.64%

Bloomberg US Aggregate Bond Index***	-15.68%	-3.77%	-0.54%	0.32%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Core Bond Fund, I Shares versus the Bloomberg US Aggregate Bond Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡ See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Long/Short Equity Fund

The benchmark HFRX Equity Market Neutral Index rose 0.01% from October 29, 2021, through October 31, 2022. The Knights of Columbus Long/Short Equity Fund rose 17.55% on a net basis over the same period.

The last 12 months witnessed three significant macroeconomic shocks that rattled markets and led to an environment of significant uncertainty: Inflation reaching levels not seen in 40 years; The Federal Reserve enacting significant interest rate increases; Russia-Ukraine war amplified inflationary trends and fears.

These shocks had a significant negative effect on both equity and bond markets. The S&P 500 declined -14.63% in the 12 months. Bond markets, which have benefitted from 40 years of declining interest rates, also declined sharply. The Markit iBoxx USD Liquid Investment Grade Index declined -22.04% during the same period.

Though many may claim they can predict the future, the data suggests they cannot. We are skeptical of pundits and have no idea how the future will unfold. Less than 18 months ago, the conventional and very popular opinion among prognosticators, managers, and most market participants was that “this time it is different” and inflation has been suppressed forever. Low-interest rates were taken for granted allowing firms to adopt debt-driven and money-losing business models and governments to spend their way out of the 2008 recession and the 2020 COVID crisis. Fast forward to today and the world is scrambling to undo the excesses of the last decade.

No matter the short-term political and economic outcome, what we do know is that the global order is irrevocably changing. Offshoring is a thing of the past with reshoring, nearshoring and friend shoring becoming the new corporate supply chain mantra with economic nationalism amplifying these trends. But with these changes come higher costs and inflation.

Modern monetary theory, which was gaining significant traction in the last decade, is now dead. There are consequences to indiscriminate spending. Legendary investor Jean-Marie Eveillard once quipped “If printing money could solve all our problems, we can be sure they would have figured that out already.” 1 Statements like this are self-evident in our view.

Some of our long positions are pricing in the certain collapse of the global economy and the end of globalization. In contrast, our shorts price in an almost certain resumption of Fed rate cuts returning markets to a speculative mode and unrestrained globalization. In our view, this pricing structure is unsustainable regardless of how events unfold.

The rising inflation and the resulting increase in interest rates have led to a shift from “cash is trash” to cash is now a good asset class. We have always believed that cash is a useful asset class. Our reasoning for that belief, however, is different from the newly popular “wisdom.” In our view, the benefit of holding cash in periods when others considered it “trash” was to keep dry powder for when frothy markets inevitably subsided.

1 In conversation, quote is an approximation, and he may have been paraphrasing Warren Buffett or Charlie Munger

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2
	One Year Return	Annualized Inception to Date

I Shares*	17.55%	4.51%

HFRX Equity Market Neutral Index**	0.01%	-1.56%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Long/Short Equity Fund, I Shares versus the HFRX Equity Market Neutral Index.

* Commenced operations on December 2, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 2, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Large Cap Value Fund

The Russell 1000® Value Index fell -7.00% for the year ended October 31, 2022. The index peaked in January and has been sliding lower since. Four sectors had positive returns, with Energy being the clear winner finishing higher by 64.9% followed by Consumer Staples, higher by 5.2%. Seven sectors had negative returns with Communication Services and Information Technology the weakest, falling -30.4% and -23.1%, respectively.

The Knights of Columbus Large Cap Value Fund I Shares returned -6.73% during this time frame. The Financials sector helped performance, with most of it coming from the Banks industry group. First Horizon Corp. (+48.2%, 1.7% Avg. Wgt.) rose 48.2%. It was announced that TD Bank will buy First Horizon for a 37% premium of $13.4B in cash. Ameriprise Financial, Inc. (+4.0%, 1.9%) performed well on the back of the Advice and Wealth Management segment. The segment exhibited growing earnings, expanding margins, and strong net interest income.

The Health Care sector detracted from value due to stock selection. Catalent, Inc. (-49.2%, 1.2%) finished down -49.2%. The company has faced pressure from the slowdown in its COVID business as well as macroeconomic headwinds. They recently cut their FY2023 revenue and EBITDA guidance. Exact Sciences Corp. (-63.4%, 0.8%) also detracted value. The stock sold off with many other growth stocks as interest rates continue to march higher. Further, there is a risk that one of Exact Sciences’ competitors will successfully develop a more convenient, blood-based colorectal cancer screening test.

The macroeconomic environment continues to drive movement and volatility in markets. Specific attention remains on central bank policy and rising interest rates as regulators try to tamp down inflation. Adding to the uncertainty are increasing geopolitical tensions, with the Russia/Ukraine war and U.S.-China relations as current hot spots. Given the continued existence of these concerns, we expect to maintain our defensive approach to portfolio construction for the time being. Our focus remains on risk control and stock selection emphasizing companies with stable cash flows, strong balance sheets, and the ability to ride out a turbulent and uncertain economic landscape.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	-6.73%	7.78%	7.49%	7.59%

Class S Shares**	-6.83%	7.67%	7.37%	7.95%

Russell 1000® Value Index***	-7.00%	7.31%	7.21%	7.37%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Value Fund, I Shares versus the Russell 1000® Value Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Large Cap Growth Fund

The Russell 1000® Growth Index returned -24.60% for the twelve months ending October 31, 2022, concluding the post-COVID bull market. The market peaked in mid-November 2021 with the sell-off accelerating throughout 2022 as it became clear the Fed intended to tighten monetary policy in an effort to fight soaring inflation. Sector leadership was broad, with just two sectors underperforming; however, the magnitude of the declines and the size of the sectors within the benchmarks (37% collectively) combined to account for nearly 50% of the total benchmark’s decline. Three sectors produced positive returns for the period. Energy (+61.6%) was the top gainer as significant supply/demand imbalances drove prices of fossil fuels higher. Consumer Staples (+2.9%) and Utilities (+2.4%) also gained as investors rotated into defensive holdings. Communication Services (-47.0%) and Consumer Discretionary (-33.1%) led to the declines as investors rotated away from advertising and consumer-spending sensitive companies.

The Knights of Columbus Large Cap Growth Fund I Shares underperformed the benchmark index by -3.76% for the year ending October 31, 2022, with the Fund returning -28.36%. Allocation and selection both hurt returns, though a higher-than-average cash balance helped. The largest detractor was stock selection within Health Care (-35.9%), led by Health Care Equipment & Services. Supply chain issues and China’s zero-COVID policy hurt Align Technologies while Contract Research Organization Syneos Health, Inc. dropped after the company cut forward guidance on weaker-than-expected new business awards. On the positive side, stock selection in Consumer Discretionary (-28.9%) helped performance. Health & beauty retailer Ulta Beauty generated positive returns as the company benefitted from post-COVID pent-up demand as daily activity normalized. Additionally, the USCCB restriction on Amazon, Inc. helped performance as the impact of the company’s decline was magnified due to its 6.1% average weight in the index.

We continue to see the macro environment as highly unsettled, with a bias towards weaker economic and profit growth as global central banks continue to fight inflation, energy markets remain unbalanced, food prices remain elevated and discontent in Europe continues. As such, we expect to maintain a defensive posture, though recognize the potential for another rally on a technical bounce, a “pivot” to less-restrictive monetary policy, or a change in the current geopolitical environment.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	-28.36%	6.53%	7.69%	7.96%

Class S Shares**	-28.39%	6.43%	7.61%	7.98%

Russell 1000® Growth Index***	-24.60%	11.75%	12.59%	12.34%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Growth Fund, I Shares versus the Russell 1000® Growth Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Small Cap Fund

The Russell 2000® Index returned -18.54% for the twelve months ending October 31, 2022, concluding the post-COVID bull market. The market peaked in mid-November 2021 with the sell-off accelerating throughout 2022 as it became clear the Fed intended to tighten monetary policy in an effort to fight soaring inflation. Sector leadership was mixed, with six sectors outperforming and five underperforming. Two sectors produced positive returns for the period. Energy (+43.3%) was the top gainer as significant supply/demand imbalances drove prices of fossil fuels higher, while Utilities (+3.7%) also gained as investors rotated into defensive holdings. Communication Services (-41.05%) and Health Care (-31.3%) led the declines as investors rotated away from advertising-spending sensitive companies and biotechnology shares.

The Knights of Columbus Small Cap Fund I Shares slightly underperformed the benchmark index by -0.05% for the year ending October 31, 2022, with the Fund returning -18.59%. Allocation decisions, including a higher-than-average cash balance, helped while selection hurt returns. Overall, the portfolio outperformed in seven of eleven sectors. The largest contributor was stock selection within, and an overweight too, Consumer Staples (+16.9%). Three of five holdings produced positive returns, led by distillery MGP Ingredients and wholesale membership club BJs Wholesale. On the negative side, stock selection in Information Technology (-41.2%) detracted the most from performance, with negative attribution mostly centered in Software & Services. Growth-oriented software firms LivePerson, DigitalOcean, and Rapid7 all declined as investors rotated away from high-growth, high-valuation companies.

We continue to see the macro environment as highly unsettled, with a bias towards weaker economic and profit growth as global central banks continue to fight inflation, energy markets remain unbalanced, food prices remain elevated and discontent in Europe continues. As such, we expect to maintain a defensive posture, though recognize the potential for another rally on a technical bounce, a “pivot” to less-restrictive monetary policy, or a change in the current geopolitical environment.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1 2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	-18.59%	6.44%	4.10%	5.52%

Class S Shares**	-18.61%	6.34%	4.01%	4.94%

Russell 2000® Index***	-18.54%	7.05%	5.56%	6.81%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Small Cap Fund, I Shares versus the Russell 2000® Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus U.S. All Cap Index Fund

The broad U.S. stock market, as defined by the Knights of Columbus U.S. All Cap Index®, fell -18.25% from October 29, 2021 – October 31, 2022.

Reflecting this environment, The Knights of Columbus Index Fund fell -18.39% as the portfolio continues to execute on its objective to maintain securities’ weightings in accordance with the index.

The fund, which offers investors exposure to every segment, size, and style of the U.S. equity market that is consistent with USCCB guidelines closely tracked its target index, the Knights of Columbus U.S. All Cap Index®.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Annualized Inception to Date

I Shares*	-18.39%	7.68%

Knights of Columbus

U.S. All Cap Index®**	-18.25%	8.10%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus U.S. All Cap Index Fund, I Shares versus the Knights of Columbus U.S. All Cap Index®.

* Commenced operations on December 31, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 31, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Real Estate Fund

U.S. Real estate stocks posted a loss for the period between November 1, 2021 and October 31, 2022, with macroeconomic uncertainty exacerbated by geopolitical tension driving a sell-off in risk assets, including listed real estate shares. The FTSE Nareit Equity REITs Index (the “Index”) had a total return of -18.51%, while the Knights of Columbus Real Estate Fund (the “Fund”) generated a total net return of -15.77%, outperforming the Index by 274 basis points.

During the year, despite continued strong industry fundamentals, the REIT market was weighed down by exogenous factors, including:

•	Elevated inflation and its potential impact on consumer confidence and the economy;
•	Concerns over the pace/timing of stimulus withdrawal and rate hikes by the U.S. Fed;
•	Geopolitical stress driven by Russia’s invasion of Ukraine; and
•	Covid lockdowns in China exacerbating existing supply chain disruptions

A historical review of listed real estate returns during periods of rising inflation serves as a reminder that real estate values tend to increase with inflation, as rising inflation is typically an indicator of a growing economy – the most important driver of demand for most property types. Additionally, commercial real estate leases often incorporate annual rent escalators, helping to provide additional protection of real estate cash flows during inflationary periods.

Capital markets were also impacted during the period by the continued Russia-Ukraine conflict and the resulting impact on commodity prices and the global supply chain. Higher energy prices, may reduce consumer spending and negatively impact sectors exposed to discretionary spending.

The Fund’s stock selection in the Timber sector was a contributor to relative returns vs. the benchmark. The Fund also benefited from its stock selection in the Office, The Fund’s stock selection in the Lodging, Diversified, Industrial, and certain Specialty sectors were detractors to relative returns. We believe that the sell-off in Specialty property types with strong fundamentals, such as Data Centers and Cell Towers, has presented deep value investment opportunities for the Fund.

Despite the macroeconomic and geopolitical headlines, our outlook for the real estate industry continues to be constructive. Real estate fundamentals and earnings growth remain strong amidst an environment characterized by low supply in many sectors, paired with high construction costs. These factors, along with commercial real estate’s demonstrated performance as an effective hedge against high inflation, bode well for the outlook for owners of high-quality, income-producing, well-located real estate.

Our high conviction, benchmark-agnostic investment approach allows us to maintain a laser-focus on identifying and owning only the highest-quality companies in our investable universe. We have high conviction in our fundamental research and confidence in the management teams of the companies we own. While capital markets continue to experience transitory periods of market fixation on non-fundamental factors, we believe our portfolio is well-positioned as investor attention turns back to fundamentals.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Knights of Columbus Assets Advisors serves as Investment Advisor to the Fund and overseas the activities of Ranger Global Real Estate Advisors LLC as the Fund’s investment sub-adviser. Knights of Columbus owns 16.48% of Ranger Global Real Estate Advisors LLC.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Three Year Return	Annualized Inception to Date

I Shares*	-15.77%	1.26%	2.29%

FTSE NAREIT Equity REITs Index**	-18.51%	-0.92%	-0.46%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Real Estate Fund, I Shares versus the FTSE NAREIT Equity REITs Index.

* Commenced operations on September 30, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from September 30, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus International Equity Fund

The FTSE All-World ex US Index declined -23.96% for the year ended October 31, 2022, joining most global equity indices that fell in response to rising interest rates, weakening economies, and high inflation. Only one sector had a positive return, with Energy rising 5.4% after benefitting from higher prices due to the Ukraine invasion. Four sectors fell more than 30%, including Real Estate, Consumer Discretionary, Communication Services, and Information Technology. Latin America was the best, and only positive, region, climbing 14.8%. Emerging Asia was the weakest, falling -33.0%, driven by its largest country, China.

The Knights of Columbus International Equity Fund I Shares returned -26.80% over the same time frame. The Information Technology sector experienced the best stock selection. This was the worst-returning sector overall, so success involved avoiding the worst names, like Shopify Inc., which fell -76.5%. There were also good holdings, like Edenred, a French payments company, that rose 16.0%. Energy was also a positive sector for selection and was the opposite corollary to Technology – it was the best-returning sector and winning involved picking very strong names. This included Canadian Natural Resources, up 51.3%, and Equinor ASA, the Norwegian firm that rose 50.0% by being the largest seller of natural gas to Europe.

Consumer Staples was the worst sector for stock selection. Sainsbury PLC, a UK grocer, fell -37.0%. L’Oreal, the French cosmetics firm, was also weak, falling -30.2%, as companies with high valuations fell in response to rising interest rates. Communication Services was also poor. Traditional telecommunications companies are more defensive and held up much better, but companies in the media and entertainment group doing business in China were hit hard. Baidu Inc., down -50.6%, and Netease Inc., down -44.0%, were both hurt by a confluence of factors in China, including a government crackdown on internet companies, the zero-Covid policy, and a weakening economy.

For most of the time period, returns were driven by factors that had not been in place, either at all or to the same degree, during the preceding years, including rising inflation and interest rates as well as influences due to the war in Ukraine. This led to a very different investing environment, or regime, and required some repositioning in the portfolio. We expect low and volatile returns to continue in the near term as much of the world deals additionally with declining economic activity. While we always seek to select the best companies for our portfolio, whatever is best will vary by regime, so the holdings will have to be nimble in the coming quarters.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	-26.80%	-0.76%	-0.22%	2.64%

Class S Shares**	-26.88%	-0.88%	-0.37%	2.77%

FTSE All-World ex-US Index***	-23.96%	-0.87%	0.11%	2.21%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus International Equity Fund, I Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

U.S. TREASURY OBLIGATIONS — 43.2%

	Face Amount	Value
U.S. Treasury Notes
2.875%, 06/15/25	$27,900,000	$26,818,875
2.500%, 04/30/24	5,300,000	5,136,445
2.250%, 03/31/24	9,830,000	9,507,069
1.500%, 02/15/25	4,040,000	3,777,558
0.125%, 01/15/24	11,356,000	10,754,931
United States Treasury Bill
3.191%, 12/15/22(A)	5,700,000	5,675,634

Total U.S. Treasury Obligations (Cost $63,907,570)		61,670,512

CORPORATE OBLIGATIONS — 42.6%

COMMUNICATION SERVICES — 1.9%
Bell Canada
0.750%, 03/17/24	548,000	515,467
Charter Communications Operating
4.500%, 02/01/24	557,000	548,578
Discovery Communications
3.800%, 03/13/24	606,000	588,671
NTT Finance
0.583%, 03/01/24(B)	1,131,000	1,063,727

		2,716,443

CONSUMER DISCRETIONARY — 1.6%
Aptiv
2.396%, 02/18/25	525,000	489,160
Brunswick
0.850%, 08/18/24	624,000	570,920
Daimler Finance North America
3.650%, 02/22/24(B)	570,000	559,604
Genuine Parts
1.750%, 02/01/25	673,000	620,679

		2,240,363

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — 4.8%
7-Eleven
0.800%, 02/10/24(B)	$1,104,000	$1,041,115
Coca-Cola European Partners
0.800%, 05/03/24(B)	763,000	711,456
Conagra Brands
4.300%, 05/01/24	431,000	424,216
Constellation Brands
4.750%, 11/15/24	413,000	409,410
Diageo Capital
2.125%, 10/24/24	1,086,000	1,024,815
JDE Peet’s
0.800%, 09/24/24(B)	1,216,000	1,103,144
McCormick
3.150%, 08/15/24	575,000	553,458
Mondelez International Holdings Netherlands BV
2.250%, 09/19/24(B)	588,000	552,963
Nestle Holdings
0.375%, 01/15/24(B)	530,000	501,899
Suntory Holdings
2.250%, 10/16/24(B)	592,000	549,778

		6,872,254

ENERGY — 3.3%
Chevron USA
7.250%, 10/15/23	449,000	457,521
Continental Resources
3.800%, 06/01/24	592,000	570,540
Devon Energy
5.250%, 09/15/24	592,000	590,631
Enbridge
2.500%, 02/14/25	673,000	628,842
Energy Transfer
3.900%, 05/15/24	691,000	671,351
Hess
3.500%, 07/15/24	741,000	714,541
MarkWest Energy Partners
4.500%, 07/15/23	516,000	507,883
Western Midstream Operating
3.950%, 06/01/25	673,000	638,192

		4,779,501

FINANCIALS — 14.8%
Ally Financial
3.875%, 05/21/24	1,365,000	1,318,165
Antares Holdings
6.000%, 08/15/23(B)	584,000	575,322
Ares Capital
4.200%, 06/10/24	566,000	544,509
Banco Santander
0.701%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.450%, 06/30/24(C)	718,000	689,421
Bank of Montreal MTN
1.500%, 01/10/25	987,000	905,093
Bank of Nova Scotia
0.700%, 04/15/24	610,000	569,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
0.650%, 07/31/24	$610,000	$561,630
BlackRock TCP Capital
3.900%, 08/23/24	1,140,000	1,078,783
Blackstone Private Credit Fund
1.750%, 09/15/24	812,000	742,697
Capital One Financial
3.300%, 10/30/24	566,000	539,581
Charles Schwab
7.602%, ICE LIBOR USD 3 Month + 4.820%(C)(D)	368,000	368,000
Citigroup
4.042%, ICE LIBOR USD 3 Month + 1.100%, 05/17/24(C)	857,000	856,939
Discover Financial Services
3.950%, 11/06/24	557,000	536,810
Emera US Finance
0.833%, 06/15/24	875,000	806,614
Equitable Financial Life Global Funding
1.100%, 11/12/24(B)	619,000	567,149
F&G Global Funding
0.900%, 09/20/24(B)	943,000	856,825
Franklin BSP Lending
4.850%, 12/15/24(B)	628,000	584,921
FS KKR Capital
4.625%, 07/15/24	584,000	560,733
Goldman Sachs Group
3.711%, U.S. SOFR + 0.790%, 12/09/26(C)	512,000	491,489
Golub Capital BDC
3.375%, 04/15/24	588,000	559,648
Main Street Capital
5.200%, 05/01/24	557,000	543,283
National Bank of Canada MTN
0.550%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.400%, 11/15/24(C)	1,100,000	1,042,528
Owl Rock Capital
5.250%, 04/15/24	561,000	550,197
PNC Bank
2.500%, 08/27/24	449,000	427,980
PNC Financial Services Group
8.118%, ICE LIBOR USD 3 Month + 3.678%(C)(D)	377,000	376,050
Principal Life Global Funding II
1.375%, 01/10/25(B)	651,000	595,714
Santander Holdings USA
3.500%, 06/07/24	287,000	275,219
Sixth Street Specialty Lending
3.875%, 11/01/24	575,000	547,258
Synchrony Financial
4.375%, 03/19/24	557,000	544,531
Trinity Acquisition
4.625%, 08/15/23	105,000	104,343
UBS
0.700%, 08/09/24(B)	1,032,000	948,134

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Webster Financial
4.375%, 02/15/24	$987,000	$964,696
Wells Fargo MTN
0.805%, U.S. SOFR + 0.510%, 05/19/25(C)	584,000	540,468

		21,174,082

HEALTH CARE — 0.7%
Baxter International
1.322%, 11/29/24	446,000	410,481
Zimmer Biomet Holdings
1.450%, 11/22/24	633,000	583,781

		994,262

INDUSTRIALS — 5.6%
AerCap Ireland Capital DAC
4.875%, 01/16/24	242,000	237,524
Air Lease MTN
0.700%, 02/15/24	552,000	515,505
American Airlines Pass-Through Trust, Ser 2015-1 3.700%, 05/01/23	233,501	225,806
Canadian Pacific Railway
1.350%, 12/02/24	1,279,000	1,180,361
CNH Industrial Capital
4.200%, 01/15/24	561,000	551,394
Daimler Trucks Finance North America
1.625%, 12/13/24(B)	1,275,000	1,172,224
Georgia-Pacific
0.625%, 05/15/24(B)	539,000	502,162
Howmet Aerospace
5.125%, 10/01/24	566,000	558,925
Johnson Controls International
3.625%, 07/02/24 (E)	503,000	488,765
Lennox International
3.000%, 11/15/23	539,000	525,806
Penske Truck Leasing LP
4.125%, 08/01/23(B)	444,000	438,242
Quanta Services
0.950%, 10/01/24	619,000	564,165
Teledyne Technologies
0.950%, 04/01/24	552,000	516,253
Westinghouse Air Brake Technologies
4.400%, 03/15/24	566,000	553,270

		8,030,402

INFORMATION TECHNOLOGY — 2.6%
Broadcom
3.625%, 10/15/24	516,000	498,888
Fidelity National Information Services
0.600%, 03/01/24	557,000	523,778
Infor
1.450%, 07/15/23(B)	485,000	467,512

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
Microchip Technology
0.983%, 09/01/24	$359,000	$329,464
0.972%, 02/15/24	530,000	498,613
Renesas Electronics
1.543%, 11/26/24(B)	862,000	782,688
Roper Technologies
2.350%, 09/15/24	584,000	554,550

		3,655,493

MATERIALS — 4.3%
Anglo American Capital
3.625%, 09/11/24(B)	534,000	513,446
Avery Dennison
0.850%, 08/15/24	628,000	580,646
Berry Global
0.950%, 02/15/24	539,000	506,902
Celanese US Holdings
3.500%, 05/08/24	732,000	701,743
Freeport-McMoRan
4.550%, 11/14/24	898,000	880,365
Mosaic
4.250%, 11/15/23	575,000	568,250
Sonoco Products
1.800%, 02/01/25	651,000	601,047
Steel Dynamics
2.800%, 12/15/24	552,000	522,686
West Fraser Timber
4.350%, 10/15/24(B)	666,000	646,304
Westlake
0.875%, 08/15/24	644,000	597,454

		6,118,843

REAL ESTATE — 0.9%
American Tower
0.600%, 01/15/24	830,000	784,315
Vornado Realty
3.500%, 01/15/25	516,000	479,589

		1,263,904

UTILITIES — 2.1%
American Electric Power
2.031%, 03/15/24	651,000	621,476
Black Hills
1.037%, 08/23/24	925,000	853,878
Dominion Energy
3.071%, 08/15/24(E)	507,000	483,790
Southern
0.600%, 02/26/24	557,000	524,465
WEC Energy Group
0.800%, 03/15/24	566,000	532,005

		3,015,614

Total Corporate Obligations (Cost $65,328,473)		60,861,161

ASSET-BACKED SECURITIES — 6.8%

	Face Amount	Value
ABPCI Direct Lending Fund CLO X, Ser 2020-10A, Cl A2A
6.393%, ICE LIBOR USD 3 Month + 2.150%, 01/20/32 (B) (C)	$1,122,000	$1,090,130
Amur Equipment Finance Receivables VII, Ser 2019-1A, Cl A2
2.630%, 06/20/24 (B)	24,506	24,438
Benefit Street Partners CLO II, Ser 2021-IIA, Cl A2R2
5.529%, ICE LIBOR USD 3 Month + 1.450%, 07/15/29 (B) (C)	539,000	522,749
Blackrock Mount Adams CLO IX, Ser 2021-9A, Cl A1
4.972%, ICE LIBOR USD 3 Month + 1.370%, 09/22/31 (B) (C)	920,000	894,832
California Street CLO IX, Ser 2021-9A, Cl AR3
5.179%, ICE LIBOR USD 3 Month + 1.100%, 07/16/32 (B) (C)	592,000	569,874
Cerberus Loan Funding XXXVI, Ser 2021-6A, Cl B
5.829%, ICE LIBOR USD 3 Month + 1.750%, 11/22/33 (B) (C)	628,000	611,634
Churchill MMSLF CLO-I, Ser 2021-2A, Cl A
5.198%, ICE LIBOR USD 3 Month + 1.450%, 10/01/32 (B) (C)	1,113,000	1,065,302
CoreVest American Finance Trust, Ser 2017-1, Cl D
4.358%, 10/15/49 (B)	18,403	18,352
Fortress Credit Opportunities XI CLO, Ser 2018-11A, Cl A1T
5.379%, ICE LIBOR USD 3 Month + 1.300%, 04/15/31 (B) (C)	1,109,000	1,077,614
Fortress Credit Opportunities XVII CLO, Ser 2022-17A, Cl B
5.814%, TSFR3M + 1.950%, 01/15/30 (B)(C)	637,000	599,920
KKR Lending Partners III Clo, Ser 2021-1A, Cl B
6.143%, ICE LIBOR USD 3 Month + 1.900%, 10/20/30 (B) (C)	592,000	553,296
Nassau, Ser 2017-IIA, Cl AF
3.380%, 01/15/30 (B)	439,675	416,430
RIN II, Ser 2019-1A, Cl A
4.886%, ICE LIBOR USD 3 Month + 1.650%, 09/10/30 (B) (C)	557,000	543,948

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
VCP CLO II, Ser 2021-2A, Cl A1
5.749%, ICE LIBOR USD 3 Month + 1.670%, 04/15/31 (B)(C)	$673,000	$662,637
Wellfleet CLO, Ser 2018-2A, Cl A1R
5.383%, ICE LIBOR USD 3 Month + 1.140%, 10/20/28 (B)(C)	290,060	285,862
Wellfleet CLO, Ser 2021-1A, Cl BR4
5.793%, ICE LIBOR USD 3 Month + 1.550%, 07/20/29 (B)(C)	592,000	574,110
Zais CLO VIII, Ser 2018-1A, Cl A
5.029%, ICE LIBOR USD 3 Month + 0.950%, 04/15/29 (B)(C)	188,288	185,967

Total Asset-Backed Securities (Cost $10,032,186)		9,697,095

MORTGAGE-BACKED SECURITIES — 4.2%

BPR Trust, Ser 2021-KEN, Cl B
5.362%, ICE LIBOR USD 1 Month + 1.950%, 02/15/29 (B)(C)	723,000	700,743
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A2
1.106%, 07/27/54 (B)	131,980	113,713
COMM Mortgage Trust, Ser 2013- CR10, Cl ASB
3.795%, 08/10/46	120,947	120,258
FREMF Mortgage Trust, Ser 2015- K48, Cl C
3.646%, 08/25/48 (B)(C)	718,000	671,795
FREMF Mortgage Trust, Ser 2017- K729, Cl B
3.673%, 11/25/49 (B)(C)	750,000	714,140
GS Mortgage-Backed Securities Trust, Ser 2022-PJ2, Cl A7
2.500%, 06/25/52 (B)(C)	1,176,769	1,055,600
GS Mortgage-Backed Securities Trust, Ser 2022-PJ3, Cl A7
2.500%, 08/25/52 (B)(C)	1,040,938	948,658
JP Morgan Mortgage Trust, Ser 2014-IVR6, Cl AM
3.836%, 07/25/44 (B)(C)	42,374	42,217
JP Morgan Mortgage Trust, Ser 2016-2, Cl A1
3.947%, 06/25/46 (B)(C)	50,419	45,971
JP Morgan Mortgage Trust, Ser 2016-5, Cl A1
4.048%, 12/25/46 (B)(C)	106,505	100,240
JP Morgan Mortgage Trust, Ser 2022-4, Cl A12
3.000%, 10/25/52 (B)(C)	1,256,159	1,139,141

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Sequoia Mortgage Trust, Ser 2013- 4, Cl B3
3.442%, 04/25/43 (C)	$79,765	$72,241
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/66 (B)(C)	222,952	172,844

Total Mortgage-Backed Securities (Cost $6,450,086)		5,897,561

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.0%
FHLMC
6.000%, 01/01/37	879	885
6.000%, 11/01/37	1,051	1,062
5.500%, 07/01/34	1,462	1,447
4.000%, 03/01/39	2,853	2,665
FHLMC, Ser 2004-2746, Cl BG
5.000%, 02/15/24	6,324	6,289
FNMA
6.000%, 05/01/36	292	303
6.000%, 08/01/36	271	278
5.500%, 07/01/38	2,388	2,413
GNMA
6.000%, 03/15/32	644	672
6.000%, 09/15/33	4,551	4,735
6.000%, 09/15/37	1,845	1,946
5.500%, 06/15/38	727	731
5.000%, 06/15/33	1,155	1,150

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $26,293)		24,576

Total Investments in Securities— 96.8% (Cost $145,744,608)		$138,150,905

Percentages are based on Net Assets of $142,772,184.

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2022 was $30,136,486 and represented 21.1% of Net Assets.

(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Perpetual security with no stated maturity date.
(E)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2022

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

U.S. TREASURY OBLIGATIONS — 38.1%

	Face Amount	Value
U.S. Treasury Bonds
3.750%, 08/15/41	$6,900,000	$6,325,090
3.000%, 05/15/45	1,725,000	1,360,661
3.000%, 08/15/52	250,000	200,195
2.875%, 05/15/52	3,000,000	2,328,281
2.250%, 08/15/46	4,100,000	2,774,867
1.875%, 11/15/51	1,300,000	791,883
1.250%, 05/15/50	1,850,000	953,256
U.S. Treasury Notes
3.875%, 09/30/29	2,500,000	2,455,469
2.750%, 05/31/29	3,000,000	2,746,992
2.750%, 08/15/32	3,500,000	3,131,953
2.625%, 05/31/27	9,900,000	9,227,496
1.500%, 02/15/25	940,000	878,937
1.375%, 11/15/31	1,000,000	797,891
0.625%, 05/15/30	1,000,000	777,031
0.250%, 05/15/24	500,000	467,617
0.250%, 09/30/25	400,000	355,094
United States Treasury Bills
3.191%, 12/15/22(A)	7,000,000	6,970,077
2.600%, 06/15/23(A)	13,500,000	13,144,262

Total U.S. Treasury Obligations (Cost $62,192,685)		55,687,052

CORPORATE OBLIGATIONS — 30.3%

COMMUNICATION SERVICES — 1.2%
Comcast
2.887%, 11/01/51	314,000	188,638
2.650%, 02/01/30	240,000	200,672
Discovery Communications
4.125%, 05/15/29	635,000	536,288
NBN MTN
2.625%, 05/05/31(B)	600,000	466,382

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES — continued
Verizon Communications
3.875%, 02/08/29	$480,000	$436,295

		1,828,275

CONSUMER DISCRETIONARY — 1.1%
7-Eleven
2.800%, 02/10/51(B)	940,000	533,206
General Motors Financial
4.000%, 10/06/26	65,000	59,733
Mars
2.375%, 07/16/40(B)	540,000	345,188
Tiffany
4.900%, 10/01/44	759,000	640,517

		1,578,644

CONSUMER STAPLES — 1.7%
Anheuser-Busch InBev Worldwide
4.750%, 01/23/29	300,000	291,815
Bacardi
5.150%, 05/15/38(B)	520,000	435,827
Bunge Finance
3.250%, 08/15/26	250,000	228,126
1.630%, 08/17/25	250,000	223,794
Conagra Brands
4.600%, 11/01/25	465,000	451,626
JBS USA LUX
3.000%, 05/15/32(B)	695,000	510,174
Mondelez International
1.500%, 02/04/31	535,000	394,167

		2,535,529

ENERGY — 1.9%
Boardwalk Pipelines
4.800%, 05/03/29	480,000	436,838
Chevron USA
8.000%, 04/01/27	250,000	284,679
Eastern Gas Transmission & Storage
3.000%, 11/15/29	560,000	471,066
Energy Transfer Operating
2.900%, 05/15/25	415,000	385,236
Gray Oak Pipeline
2.000%, 09/15/23(B)	365,000	353,234
MarkWest Energy Partners
4.875%, 06/01/25	375,000	361,846
Rockies Express Pipeline
3.600%, 05/15/25(B)	480,000	446,400

		2,739,299

FINANCIALS — 12.3%
Antares Holdings
3.950%, 07/15/26(B)	700,000	595,668
Ares Capital
4.250%, 03/01/25	570,000	534,328
Ares Finance II
3.250%, 06/15/30(B)	645,000	518,082
Bain Capital Specialty Finance
2.950%, 03/10/26	600,000	507,379

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Bank of Montreal
3.803%, USD Swap Semi 30/360 5 Yr Curr + 1.432%, 12/15/32(C)	$825,000	$707,362
Blackstone Private Credit Fund
2.625%, 12/15/26	680,000	558,158
Brookfield Finance
4.250%, 06/02/26	705,000	668,981
Carlyle Finance Subsidiary
3.500%, 09/19/29(B) CI Financial	650,000	538,179
3.200%, 12/17/30	910,000	658,363
Deutsche Bank NY
3.742%, U.S. SOFR +
2.257%, 01/07/33(C)	750,000	510,585
E*TRADE Financial
3.800%, 08/24/27	855,000	783,046
First Republic Bank
4.375%, 08/01/46	270,000	196,144
Franklin BSP Lending
3.250%, 03/30/26	587,000	503,296
FS KKR Capital
3.125%, 10/12/28	675,000	516,962
Goldman Sachs Group
3.711%, U.S. SOFR +
0.790%, 12/09/26(C)	520,000	499,169
Hercules Capital
3.375%, 01/20/27	800,000	662,384
Legg Mason
5.625%, 01/15/44	685,000	619,813
MSCI
3.250%, 08/15/33(B)	505,000	390,389
National Australia Bank
3.347%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.700%, 01/12/37(B)(C)	750,000	555,712
Neuberger Berman Group
4.500%, 03/15/27(B)	970,000	907,992
Nuveen Finance
4.125%, 11/01/24(B)	400,000	387,397
Owl Rock Technology Finance
3.750%, 06/17/26(B)	555,000	476,933
PennantPark Floating Rate Capital
4.250%, 04/01/26	650,000	572,531
PennantPark Investment
4.000%, 11/01/26	750,000	632,921
Raymond James Financial
3.750%, 04/01/51	610,000	414,599
Santander Holdings USA
3.450%, 06/02/25 2.490%, U.S. SOFR + 1.249%, 01/06/28(C)	200,000 750,000	186,743 620,856
Sixth Street Specialty Lending
4.500%, 01/22/23	370,000	368,870
3.875%, 11/01/24	115,000	109,452

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Stifel Financial
4.250%, 07/18/24	$445,000	$434,393
Synchrony Financial
4.250%, 08/15/24	345,000	333,078
Texas Capital Bancshares
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.150%, 05/06/31(C)	825,000	714,380
UBS Group
3.179%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/43(B)(C)	555,000	340,125
Willis North America
3.600%, 05/15/24	415,000	401,579
Zions Bancorp
3.250%, 10/29/29	750,000	600,795

		18,026,644

INDUSTRIALS — 3.6%
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	234,329	226,607
Ashtead Capital
1.500%, 08/12/26(B)	650,000	539,233
Canadian Pacific Railway
3.100%, 12/02/51	880,000	559,781
Daimler Trucks Finance North America
2.500%, 12/14/31(B)	940,000	696,956
Delta Air Lines
2.900%, 10/28/24	455,000	429,975
Flowserve
2.800%, 01/15/32	675,000	483,746
Howmet Aerospace
3.000%, 01/15/29	495,000	412,028
Masco
6.500%, 08/15/32	317,000	314,356
Northern Group Housing
5.605%, 08/15/33(B)	514,755	500,365
Parker-Hannifin
4.000%, 06/14/49	255,000	188,249
Teledyne Technologies
2.250%, 04/01/28	420,000	348,076
Westinghouse Air Brake Technologies
3.200%, 06/15/25	530,000	491,937

		5,191,309

INFORMATION TECHNOLOGY — 1.8%
Infor
1.750%, 07/15/25(B)	335,000	301,213
Microsoft
2.921%, 03/17/52	270,000	182,426
NXP BV
5.550%, 12/01/28	245,000	235,890
Oracle
2.875%, 03/25/31	600,000	472,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
Roper Technologies
2.950%, 09/15/29	$420,000	$351,151
VMware
1.800%, 08/15/28	625,000	493,326
Vontier
1.800%, 04/01/26	590,000	488,785

		2,525,660

MATERIALS — 2.1%
Anglo American Capital
4.500%, 03/15/28(B)	525,000	476,903
Berry Global
1.650%, 01/15/27	625,000	515,024
CF Industries
4.500%, 12/01/26(B)	520,000	492,420
International Flavors & Fragrances
3.468%, 12/01/50(B)	345,000	215,199
Sealed Air
1.573%, 10/15/26(B)	835,000	698,962
Silgan Holdings
1.400%, 04/01/26(B)	420,000	357,861
Vulcan Materials
4.500%, 04/01/25	400,000	393,817

		3,150,186

REAL ESTATE — 1.9%
Alexandria Real Estate Equities
2.000%, 05/18/32	745,000	536,691
Camp Pendleton & Quantico
Housing
6.165%, 10/01/50(B)	400,000	377,397
Extra Space Storage
2.350%, 03/15/32	730,000	528,267
Safehold Operating Partnership
2.850%, 01/15/32	700,000	511,076
Store Capital
4.500%, 03/15/28	380,000	347,803
UDR
3.000%, 08/15/31	560,000	439,250

		2,740,484

UTILITIES — 2.7%
DPL
4.350%, 04/15/29	425,000	363,375
Duquesne Light Holdings
2.532%, 10/01/30(B)	540,000	405,459
Emera US Finance
4.750%, 06/15/46	250,000	185,359
IPALCO Enterprises
3.700%, 09/01/24	435,000	413,517
Jersey Central Power & Light
2.750%, 03/01/32(B)	670,000	521,340
Monongahela Power
3.550%, 05/15/27(B)	550,000	509,253
NextEra Energy Capital Holdings
1.900%, 06/15/28	1,230,000	1,015,534

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES — continued
NiSource
5.650%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.843%(C)(D)	$385,000	$354,200
Spire
3.543%, 02/27/24	250,000	242,108

		4,010,145

Total Corporate Obligations (Cost $54,078,157)		44,326,175

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED

OBLIGATIONS — 12.8%

FHLMC
4.500%, 12/01/48	122,103	116,459
4.500%, 09/01/52	784,759	736,794
4.000%, 02/01/47	262,701	245,870
4.000%, 11/01/47	247,349	230,801
4.000%, 11/01/48	95,022	88,105
4.000%, 04/01/52	1,403,408	1,279,292
3.500%, 11/01/44	237,960	214,924
3.500%, 04/01/46	150,929	135,975
3.500%, 07/01/47	321,579	289,349
3.500%, 12/01/48	199,556	179,304
3.500%, 04/01/52	1,066,855	938,964
3.000%, 02/01/45	256,432	223,662
3.000%, 08/01/45	125,734	109,477
3.000%, 02/01/48	150,729	130,131
3.000%, 04/01/50	524,482	448,932
2.500%, 02/01/30	157,278	146,359
2.000%, 08/01/50	1,109,924	878,613
2.000%, 10/01/50	323,898	256,398
FHLMC REMIC, Ser 2016-4563, Cl VB
3.000%, 05/15/39	115,034	114,125
FHLMC Structured Pass-Through Certificates, Ser 2003-54, Cl 4A
3.673%, 02/25/43(C)	75,885	69,469
FNMA
5.000%, 09/01/52	763,679	737,394
4.500%, 02/01/41	369,461	357,554
4.500%, 03/01/48	248,953	238,147
4.000%, 03/01/35	108,125	101,091
4.000%, 01/01/42	276,066	259,087
4.000%, 05/01/49	223,580	207,481
3.500%, 02/01/47	271,115	245,608
3.500%, 12/01/47	137,133	122,885
3.500%, 08/01/48	137,615	123,144
3.500%, 03/01/49	243,769	220,341
3.500%, 06/01/49	528,428	472,862
3.500%, 07/01/50	852,807	764,571
3.000%, 10/01/48	254,290	214,771
3.000%, 02/01/50	1,852,598	1,584,729
3.000%, 05/01/51	1,387,791	1,193,927
3.000%, 03/01/52	1,445,780	1,233,350
2.500%, 12/01/49	357,965	296,523
2.500%, 09/01/50	736,595	609,018

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2022

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED

OBLIGATIONS — continued

	Face Amount	Value
2.500%, 06/01/51	$1,182,914	$973,035
2.000%, 10/01/50	911,614	721,656
2.000%, 02/01/51	661,826	523,158
GNMA
4.000%, 07/20/48	102,611	95,933
3.500%, 06/20/48	614,679	558,636

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $21,638,338)		18,687,904

MORTGAGE-BACKED SECURITIES — 10.9%

Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	196,805	194,896
COLT Mortgage Loan Trust, Ser 2022-4, Cl A1
4.301%, 03/25/67 (B)(C)	970,952	884,213
CSMC Trust, Ser 2013-IVR3, Cl A2
3.000%, 05/25/43 (B)(C)	149,509	128,808
CSMC Trust, Ser 2015-2, Cl A18
3.500%, 02/25/45 (B)(C)	138,195	121,115
First Republic Mortgage Trust, Ser 2020-1, Cl A5
2.883%, 04/25/50 (B)(C)	407,630	397,093
FREMF Mortgage Trust, Ser 2017- K65, Cl C
4.077%, 07/25/50 (B)(C)	725,000	657,971
FREMF Mortgage Trust, Ser 2017- K66, Cl C
4.037%, 07/25/27 (B)(C)	175,000	158,153
FREMF Mortgage Trust, Ser 2017- K67, Cl B
3.945%, 09/25/49 (B)(C)	1,500,000	1,371,785
FREMF Mortgage Trust, Ser 2019- K99, Cl C
3.645%, 10/25/52 (B)(C)	750,000	636,060
GMAC Commercial Mortgage Asset, Ser 2010-FTLS, Cl A
6.363%, 02/10/47 (B)(E)	231,070	231,070
GS Mortgage-Backed Securities Trust, Ser 2021-PJ1, Cl A8
2.500%, 05/28/52 (B)(C)	1,299,458	1,102,713
GS Mortgage-Backed Securities Trust, Ser 2022-MM1, Cl A8
2.500%, 07/25/52 (B)(C)	1,804,013	1,530,875
JP Morgan Mortgage Trust, Ser 2014-IVR6, Cl AM
3.836%, 07/25/44 (B)(C)	38,954	38,809
JP Morgan Mortgage Trust, Ser 2016-2, Cl A1
3.947%, 06/25/46 (B)(C)	55,813	50,889
JP Morgan Mortgage Trust, Ser 2016-5, Cl B3
4.049%, 12/25/46 (B)(C)	336,992	311,282

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
JP Morgan Mortgage Trust, Ser 2022-2, Cl A4A
2.500%, 08/25/52 (B)(C)	$1,264,211	$1,072,802
JP Morgan Mortgage Trust, Ser 2022-3, Cl A4A
2.500%, 08/25/52 (B)(C)	1,812,079	1,537,719
JP Morgan Mortgage Trust, Ser 2022-4, Cl A4
3.000%, 10/25/52 (B)(C)	1,959,436	1,643,509
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/48	279,018	269,647
Rate Mortgage Trust, Ser 2022-J1, Cl A9
2.500%, 01/25/52 (B)(C)	1,322,963	1,122,659
RCKT Mortgage Trust, Ser 2022-3, Cl A5
3.000%, 05/25/52 (B)(C)	1,975,907	1,712,682
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MV
3.500%, 03/25/58	679,968	621,865
Sequoia Mortgage Trust, Ser 2015- 1, Cl A1
3.500%, 01/25/45 (B)(C)	27,114	23,954
Sequoia Mortgage Trust, Ser 2015- 2, Cl A1
3.500%, 05/25/45 (B)(C)	50,729	43,785
Sequoia Mortgage Trust, Ser 2015- 4, Cl A1
3.000%, 11/25/30 (B)(C)	68,493	62,733

Total Mortgage-Backed Securities (Cost $18,013,440)		15,927,087

ASSET-BACKED SECURITIES — 4.2%

BCRED MML CLO, Ser 2022-1A, Cl A2
3.410%, 04/20/35 (B)	1,130,000	967,925
Benefit Street Partners CLO II, Ser 2021-IIA, Cl A2R2
5.529%, ICE LIBOR USD 3 Month + 1.450%, 07/15/29 (B) (C)	585,000	567,362
BlackRock Elbert CLO V, Ser 2022-5A, Cl AFR
4.480%, 06/15/34 (B)	1,100,000	981,384
Cerberus Loan Funding XXVII, Ser 2019-2A, Cl A2
3.500%, 01/15/32 (B)	590,000	540,723
Golub Capital Partners CLO 47M, Ser 2020-47A, Cl A2B
3.008%, 05/05/32 (B)	800,000	698,132

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Great Lakes CLO V, Ser 2021-5A, Cl B
6.179%, ICE LIBOR USD 3 Month + 2.100%, 04/15/33 (B) (C)	$735,000	$671,350
RIN II, Ser 2019-1A, Cl A
4.886%, ICE LIBOR USD 3 Month + 1.650%, 09/10/30 (B) (C)	600,000	585,940
Silver Point Scf CLO I, Ser 2021- 1A, Cl A2B
2.807%, 10/15/32 (B)	675,000	546,406
VCP CLO II, Ser 2021-2A, Cl B1
6.329%, ICE LIBOR USD 3 Month + 2.250%, 04/15/31 (B) (C)	650,000	625,258

Total Asset-Backed Securities (Cost $6,865,682)		6,184,480

MUNICIPAL BONDS — 2.3%

California State, City of Riverside, Ser A, RB
3.857%, 06/01/45	780,000	625,014
Denver City & County, Housing Authority, Ser 2021-B, RB
3.104%, 02/01/39	300,000	212,258
Grand Parkway Transportation, Ser B, RB
3.216%, 10/01/49	640,000	399,755
Hawaii State, Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	126,819	117,063
Massachusetts State, Housing Finance Agency, Ser B, RB
3.350%, 12/01/40	200,000	193,331
New York City, Housing Development, Ser D, RB
3.083%, 11/01/46	900,000	575,047
New York State, Mortgage Agency, Ser 241, RB
2.930%, 10/01/46	700,000	453,946
Rhode Island State, Housing and Mortgage Finance, Ser 1-T, RB
2.993%, 10/01/38	540,000	406,457
Virginia State, Housing Development Authority, Ser C, RB
2.829%, 04/01/41	500,000	347,720

Total Municipal Bonds (Cost $4,688,702)		3,330,591

Total Investments in Securities—98.6% (Cost $167,477,004)		$144,143,289

Percentages are based on Net Assets of $146,217,110.

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2022 was $34,918,608 and represented 23.9% of Net Assets.

(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Perpetual security with no stated maturity date.
(E)	Level 3 security in accordance with fair value hierarchy.

See “Glossary” for abbreviations.

The following is a summary of the level of inputs used as of October 31, 2022, in valuing the Fund’s investments carried at market value:
Investments in Securities	Level 1	Level 2	Level 3(1)	Total
U.S. Treasury Obligations	$—	$55,687,052	$—	$55,687,052
Corporate Obligations	—	44,326,175	—	44,326,175
U.S. Government Agency Mortgage-Backed Obligations	—	18,687,904	—	18,687,904
Mortgage-Backed Securities	—	15,696,017	231,070	15,927,087
Asset-Backed Securities	—	6,184,480	—	6,184,480
Municipal Bonds	—	3,330,591	—	3,330,591

Total Investments in Securities	$—	$143,912,219	$231,070	$144,143,289

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS†(Unaudited)

	Long	Short	Net
Financials	14.8%	(0.3)%	14.5%
Health Care	14.4	(0.4)	14.0
Information Technology	9.2	(3.7)	5.5
Energy	4.8	0.0	4.8
Materials	3.8	(0.2)	3.6
Consumer Staples	1.8	0.0	1.8
Communication Services	2.5	(1.2)	1.3
Industrials	1.8	(0.6)	1.2
Utilities	0.4	0.0	0.4
Consumer Discretionary	0.8	(0.9)	(0.1)
Exchange Traded Funds	4.6	(27.0)	(22.4)
Purchased Options	0.5	0.0	0.5

Total Investments			25.1

Other Assets and Liabilities, Net			74.9

			100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS COMMON STOCK — 54.3%

	Shares	Value
COMMUNICATION SERVICES — 2.5%
Alphabet, Cl C *	5,705	$540,036
Interpublic Group of Companies (A)	17,266	514,354
Omnicom Group (A)	8,707	633,434

		1,687,824

CONSUMER DISCRETIONARY — 0.8%
Best Buy	3,752	256,674
Service International	4,214	255,411

		512,085

CONSUMER STAPLES — 1.8%
Albertsons, Cl A (A)	16,896	346,537
Altria Group (A)	3,443	159,308
Archer-Daniels-Midland	5,286	512,636
Philip Morris International (A)	1,638	150,450

		1,168,931

ENERGY — 4.8%
ConocoPhillips (A)	11,244	1,417,756
Devon Energy	11,088	857,657
Marathon Oil	10,898	331,844
Occidental Petroleum	1,987	144,256
Valero Energy	3,563	447,335

		3,198,848

FINANCIALS — 14.8%
Allstate (A)	5,235	660,919
American Financial Group (A)	6,753	979,928
Ameriprise Financial (A)	4,595	1,420,406
Berkshire Hathaway, Cl B *(A)	4,085	1,205,443
Capital One Financial (A)	4,968	526,707
Discover Financial Services (A)	11,715	1,223,749
Fidelity National Financial	15,572	613,225
Fifth Third Bancorp	17,504	624,718
Morgan Stanley (A)	8,642	710,113
Synchrony Financial	17,248	613,339
Travelers	5,581	1,029,471
US Bancorp	5,817	246,932

		9,854,950

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 14.4%
Amgen (A)	5,104	$1,379,866
Bristol-Myers Squibb (A)	18,067	1,399,650
Bruker	11,055	683,641
DaVita *(A)	5,076	370,599
Gilead Sciences (A)	19,440	1,525,262
Hologic *	11,469	777,598
Quest Diagnostics	1,881	270,206
Royalty Pharma PLC, Cl A	29,421	1,245,097
United Therapeutics *	5,583	1,287,049
Waters *	2,074	620,479

		9,559,447

INDUSTRIALS — 1.8%
Iveco Group *	7,498	40,533
Owens Corning (A)	13,362	1,143,921

		1,184,454

INFORMATION TECHNOLOGY — 9.2%
Apple (A)	3,971	608,913
Broadcom (A)	1,064	500,208
Check Point Software Technologies *(A)	3,044	393,376
FleetCor Technologies *	503	93,618
GoDaddy, Cl A *	3,871	311,228
Keysight Technologies *	5,641	982,380
Micron Technology	6,908	373,723
Microsoft (A)	1,815	421,316
NetApp (A)	14,235	986,058
NXP Semiconductors	649	94,806
QUALCOMM (A)	3,569	419,928
Seagate Technology Holdings PLC (A)	14,139	702,143
VMware, Cl A *(A)	1,931	217,296

		6,104,993

MATERIALS — 3.8%
CF Industries Holdings (A)	6,150	653,499
LyondellBasell Industries, Cl A	1,227	93,804
Nucor	2,366	310,845
Steel Dynamics	12,037	1,132,080
Westlake	3,492	337,502

		2,527,730

UTILITIES — 0.4%
NRG Energy	6,560	291,264

Total Common Stock (Cost $36,006,154)		36,090,526

EXCHANGE TRADED FUNDS — 4.6%
iShares S&P/TSX Capped Energy Index ETF	80,220	992,188
Materials Select Sector SPDR Fund	25,935	1,921,265
SPDR S&P Oil & Gas Equipment & Services ETF	1,993	156,490

Total Exchange Traded Funds (Cost $2,919,620)		3,069,943

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2022

PURCHASED OPTIONS — 0.5%

		Value
Total Purchased Options (Cost $225,041)		$313,762

Total Investments in Securities— 59.4% (Cost $39,150,815)		$39,474,231

SECURITIES SOLD SHORT COMMON STOCK — (7.3)%

	Shares	Value
COMMUNICATION SERVICES — (1.2)%
Snap, Cl A *	(13,766)	$(136,421)
Trade Desk, Cl A *	(2,538)	(135,123)
Walt Disney *	(3,395)	(361,703)
ZoomInfo Technologies, Cl A *	(3,752)	(167,077)

		(800,324)

CONSUMER DISCRETIONARY — (0.9)%
Chewy, Cl A *	(4,764)	(184,510)
DoorDash, Cl A *	(1,071)	(46,620)
Floor & Decor Holdings, Cl A *	(1,943)	(142,558)
Pool	(273)	(83,055)
Tesla *	(573)	(130,380)

		(587,123)

FINANCIALS — (0.3)%
NU Holdings, Cl A *	(33,500)	(167,500)

HEALTH CARE — (0.4)%
Insulet *	(437)	(113,100)
Repligen *	(742)	(135,408)

		(248,508)

INDUSTRIALS — (0.6)%
Generac Holdings *	(689)	(79,862)
Plug Power *	(4,796)	(76,640)
Quanta Services	(701)	(99,570)
Uber Technologies *	(5,352)	(142,203)

		(398,275)

INFORMATION TECHNOLOGY — (3.7)%
Affirm Holdings, Cl A *	(2,758)	(55,353)
Atlassian, Cl A *	(673)	(136,437)
Ceridian HCM Holding *	(2,682)	(177,522)
Cloudflare, Cl A *	(2,640)	(148,685)
Datadog, Cl A *	(1,614)	(129,943)
EPAM Systems *	(257)	(89,950)
Gitlab, Cl A	(3,436)	(166,509)
HubSpot *	(496)	(147,094)
MongoDB, Cl A *	(638)	(116,773)
Palantir Technologies, Cl A *	(20,975)	(184,370)
Paylocity Holding *	(661)	(153,213)
Snowflake, Cl A *	(903)	(144,751)
SolarEdge Technologies *	(579)	(133,187)
Teledyne Technologies *	(202)	(80,392)
Toast, Cl A *	(9,161)	(202,367)
Twilio, Cl A *	(2,327)	(173,059)
UiPath, Cl A *	(5,423)	(68,601)
Zscaler *	(1,073)	(165,349)

		(2,473,555)

COMMON STOCK — continued

	Shares	Value
MATERIALS — (0.2)%
Albemarle	(597)	$(167,082)

Total Common Stock
(Proceeds $5,330,636)		(4,842,367)

EXCHANGE TRADED FUNDS — (27.0)%

iShares Russell 1000 Value ETF	(20,331)	(3,044,364)
iShares Russell 3000 ETF	(17,149)	(3,839,832)
Vanguard Russell 1000 Value	(169,173)	(11,111,283)

Total Exchange Traded Funds (Proceeds $19,333,450)		(17,995,479)

Total Securities Sold Short— (34.3)% (Proceeds $24,664,086)		$(22,837,846)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2022

A list of the open option contracts held by the Fund at October 31, 2022, is as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.5%
Put Options
iShares Russell 1000 Value ETF*	124	$4,789,004	$155.00	01/23/23	$102,920
SPDR S&P 500 ETF Trust*	47	703,778	430.00	01/23/23	210,842

		5,492,782			313,762

TOTAL PURCHASED OPTIONS (Cost $225,041)		$5,492,782			$313,762

Percentages are based on Net Assets of $66,502,249.

*	Non-income producing security.
(A)	This security or a partial position of this security has been committed as collateral for securities sold short.

See “Glossary” for abbreviations.

The following is a summary of the level of inputs used as of October 31, 2022, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$36,090,526	$—	$—	$36,090,526
Exchange Traded Funds	3,069,943	—	—	3,069,943
Purchased Options	313,762	—	—	313,762

Total Investments in Securities	$39,474,231	$—	$—	$39,474,231

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(4,842,367)	$—	$—	$(4,842,367)
Exchange Traded Funds	(17,995,479)	—	—	(17,995,479)

Total Securities Sold Short	$(22,837,846)	$—	$—	$(22,837,846)

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.8%

	Shares	Value
COMMUNICATION SERVICES — 4.0%
Alphabet, Cl A *	26,756	$2,528,709
Electronic Arts	13,958	1,758,150
Meta Platforms, Cl A *	12,541	1,168,320

		5,455,179

CONSUMER DISCRETIONARY — 4.9%
General Motors	38,384	1,506,572
Lennar, Cl A	22,640	1,827,048
TJX	19,722	1,421,956
Tractor Supply	9,222	2,026,719

		6,782,295

CONSUMER STAPLES — 9.2%
General Mills	35,695	2,911,998
Hershey	8,040	1,919,711
Molson Coors Beverage, Cl B	25,288	1,275,274
Monster Beverage *	19,252	1,804,297
PepsiCo	13,356	2,425,182
Procter & Gamble	17,031	2,293,565

		12,630,027

ENERGY — 9.8%
Canadian Natural Resources	46,543	2,789,788
ConocoPhillips	31,266	3,942,330
Exxon Mobil	36,853	4,083,681
Pioneer Natural Resources	10,803	2,769,997

		13,585,796

FINANCIALS — 21.6%
Allstate	18,292	2,309,365
Ameriprise Financial	9,648	2,982,390
Berkshire Hathaway, Cl B *	16,141	4,763,047
Citizens Financial Group	46,641	1,907,617
Fifth Third Bancorp	36,720	1,310,537
First Horizon	99,676	2,443,059
Hartford Financial Services Group	39,303	2,845,930
JPMorgan Chase	12,826	1,614,537
Morgan Stanley	31,132	2,558,116
Prudential Financial	20,759	2,183,639

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
State Street	24,610	$1,821,140
Toronto-Dominion Bank	25,082	1,604,997
Wells Fargo	30,336	1,395,153

		29,739,527

HEALTH CARE — 15.0%
Amgen	11,103	3,001,696
Bristol-Myers Squibb	50,025	3,875,437
Catalent *	21,540	1,415,824
DaVita *	17,176	1,254,020
DENTSPLY SIRONA	29,905	921,672
Eli Lilly	9,708	3,515,170
Exact Sciences *	18,016	626,596
Quest Diagnostics	17,915	2,573,490
Select Medical Holdings	68,519	1,759,568
STERIS PLC	10,098	1,742,713

		20,686,186

INDUSTRIALS — 11.1%
AECOM	38,762	2,918,004
Copart *	11,605	1,334,807
CSX	70,527	2,049,515
Cummins	8,586	2,099,363
Emerson Electric	24,675	2,136,855
Quanta Services	17,157	2,436,980
United Rentals *	7,175	2,265,219

		15,240,743

INFORMATION TECHNOLOGY — 5.0%
Dell Technologies, Cl C	39,763	1,526,899
Intel	28,949	823,020
Microsoft	7,076	1,642,552
Salesforce *	7,000	1,138,130
Visa, Cl A	8,851	1,833,573

		6,964,174

MATERIALS — 4.2%
Mosaic	36,748	1,975,205
Sealed Air	42,723	2,034,469
Steel Dynamics	18,312	1,722,244

		5,731,918

REAL ESTATE — 5.8%
Extra Space Storage ‡	11,867	2,105,681
Host Hotels & Resorts ‡	114,923	2,169,746
Invitation Homes ‡	52,270	1,656,436
Lamar Advertising, Cl A ‡	22,715	2,095,004

		8,026,867

UTILITIES — 7.2%
Constellation Energy	15,886	1,501,863
Entergy	17,973	1,925,627
Exelon	47,671	1,839,624
FirstEnergy	38,572	1,454,550
Fortis	37,139	1,448,421

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
UTILITIES— continued
Vistra	77,319	$1,776,017

		9,946,102

Total Common Stock (Cost $121,336,022)		134,788,814

Total Investments in Securities— 97.8% (Cost $121,336,022)		$134,788,814

Percentages are based on Net Assets of $137,827,450.

*	Non-income producing security.
‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.6%#

	Shares	Value
COMMUNICATION SERVICES — 7.0%
Alphabet, Cl A *	83,749	$7,915,118
Meta Platforms, Cl A *	3,170	295,317

		8,210,435

CONSUMER DISCRETIONARY — 17.4%
Darden Restaurants	12,562	1,798,125
Etsy *	10,754	1,009,908
Expedia Group *	8,087	755,892
Lowe’s	12,752	2,486,002
Lululemon Athletica *	4,472	1,471,467
Marriott International, Cl A	11,134	1,782,665
MercadoLibre *	1,332	1,200,958
Target	10,754	1,766,345
Tesla *	16,940	3,854,527
TJX	15,876	1,144,659
Tractor Supply	7,423	1,631,353
Ulta Beauty *	3,616	1,516,442

		20,418,343

CONSUMER STAPLES — 6.3%
BJ’s Wholesale Club Holdings *	21,698	1,679,425
PepsiCo	16,559	3,006,783
Procter & Gamble	20,461	2,755,483

		7,441,691

ENERGY — 2.1%
Cheniere Energy	6,090	1,074,337
Pioneer Natural Resources	5,501	1,410,511

		2,484,848

FINANCIALS — 1.9%
American Express	8,850	1,313,783
SoFi Technologies *	163,357	888,662

		2,202,445

HEALTH CARE — 9.9%
Align Technology *	3,667	712,498
Amgen	9,326	2,521,284
Bristol-Myers Squibb	15,080	1,168,248

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
Catalent *	6,865	$451,237
Eli Lilly	4,568	1,654,027
Exact Sciences *	9,612	334,305
Intuitive Surgical *	2,445	602,619
Seagen *	5,360	681,578
STERIS PLC	6,090	1,051,012
Syneos Health, Cl A *	17,210	867,040
Zoetis, Cl A	10,944	1,650,136

		11,693,984

INDUSTRIALS — 6.3%
Caterpillar	9,421	2,039,270
FedEx	8,565	1,372,798
Generac Holdings *	4,702	545,009
Howmet Aerospace	36,069	1,282,253
KBR	12,008	597,638
Waste Management	9,612	1,522,252

		7,359,220

INFORMATION TECHNOLOGY — 43.6%
Accenture PLC, Cl A	6,566	1,864,087
Adobe *	3,140	1,000,090
Apple	106,685	16,359,078
Dynatrace *	21,348	752,304
Fiserv *	11,569	1,188,599
Five9 *	12,319	742,343
Intuit	940	401,850
KLA	4,948	1,565,795
Mastercard, Cl A	5,900	1,936,262
Microchip Technology	23,506	1,451,261
Microsoft	53,866	12,503,914
NVIDIA	12,181	1,644,070
ON Semiconductor *	20,556	1,262,755
Paycom Software *	3,711	1,284,006
PayPal Holdings *	12,276	1,026,028
QUALCOMM	7,335	863,036
ServiceNow *	4,187	1,761,638
Visa, Cl A	17,701	3,666,939

		51,274,055

MATERIALS — 1.3%
Chemours	22,745	651,189
Linde PLC	3,103	922,677

		1,573,866

REAL ESTATE — 1.8%
American Tower ‡	10,373	2,149,182

Total Common Stock (Cost $118,140,439)		114,808,069

Total Investments in Securities— 97.6% (Cost $118,140,439)		$114,808,069

Percentages are based on Net Assets of $117,579,252.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2022

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.1%

	Shares	Value
COMMUNICATION SERVICES — 2.4%
Cars.com *	75,669	$1,050,285
Sciplay, Cl A *	71,893	1,005,783
TechTarget *	14,025	905,314

		2,961,382

CONSUMER DISCRETIONARY — 8.1%
Adient PLC *	20,363	712,298
Bally’s *	20,489	461,822
Bloomin’ Brands	45,216	1,085,636
Boot Barn Holdings *	13,136	746,125
Boyd Gaming	21,231	1,226,303
Crocs *	9,800	693,350
Dana	47,742	761,962
Hibbett	10,849	677,195
KB Home	53,019	1,528,008
Lovesac *	14,025	341,368
Ruth’s Hospitality Group	45,744	950,560
YETI Holdings *	10,572	339,150
Zumiez *	19,371	434,491

		9,958,268

CONSUMER STAPLES — 5.0%
Darling Ingredients *	17,337	1,360,608
Edgewell Personal Care	52,034	2,039,212
MGP Ingredients	6,455	723,283
Sprouts Farmers Market *	66,286	1,955,437

		6,078,540

ENERGY — 6.8%
Chord Energy	15,903	2,434,590
Civitas Resources	20,960	1,465,313
Crescent Point Energy	83,302	652,255
Magnolia Oil & Gas, Cl A	102,345	2,628,220
Permian Resources, Cl A *	119,187	1,164,457

		8,344,835

COMMON STOCK — continued

	Shares	Value
FINANCIALS — 16.0%
American Equity Investment Life
Holding	27,135	$1,168,976
Axis Capital Holdings	16,114	880,952
ConnectOne Bancorp	38,085	954,029
Customers Bancorp *	16,865	568,182
Essent Group	19,757	781,982
First Internet Bancorp	24,358	625,757
FirstCash Holdings	11,531	1,135,227
Hancock Whitney	23,180	1,295,067
Home BancShares	51,045	1,301,137
Merchants Bancorp	24,975	598,139
Metropolitan Bank Holding *	12,506	825,396
OceanFirst Financial	31,140	703,141
OFG Bancorp	44,617	1,243,922
Old Second Bancorp	89,237	1,427,792
Piper Sandler	7,397	946,594
Popular	11,407	806,703
QCR Holdings	24,503	1,242,547
SoFi Technologies *	43,459	236,417
Stewart Information Services	13,828	538,739
Stifel Financial	17,337	1,072,640
Wintrust Financial	13,354	1,250,202

		19,603,541

HEALTH CARE — 15.6%
Affimed *	97,785	172,102
Apellis Pharmaceuticals *	7,603	459,906
Castle Biosciences *	10,563	269,568
CONMED	7,423	591,836
Editas Medicine, Cl A *	10,504	131,825
Ensign Group	10,885	977,255
Fate Therapeutics *	11,824	247,358
Halozyme Therapeutics *	37,649	1,799,999
ICU Medical *	4,388	651,223
Inmode *	32,537	1,116,670
Insmed *	40,270	697,476
Integer Holdings *	10,936	681,641
Intellia Therapeutics *	7,611	401,709
Intra-Cellular Therapies *	4,585	209,397
Lantheus Holdings *	7,022	519,558
LHC Group *	7,071	1,181,564
Merit Medical Systems *	16,621	1,143,026
Natera *	16,551	777,235
NextGen Healthcare *	46,008	922,000
NuVasive *	32,785	1,446,802
PTC Therapeutics *	11,531	436,103
Shockwave Medical *	3,609	1,057,978
Surface Oncology *	115,930	143,753
UFP Technologies *	3,160	296,566
Varex Imaging *	71,431	1,579,339
Vericel *	47,923	1,288,170

		19,200,059

INDUSTRIALS — 17.1%
Altra Industrial Motion	18,749	1,127,565
Aris Water Solution, Cl A	73,535	1,252,301
ASGN *	10,200	864,756

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS— continued
Atkore *	11,296	$1,076,509
Casella Waste Systems, Cl A *	11,678	955,377
Comfort Systems USA	11,936	1,471,470
CSW Industrials	4,900	631,708
Great Lakes Dredge & Dock *	68,299	516,340
H&E Equipment Services	25,859	976,436
Helios Technologies	12,411	703,580
Herc Holdings	7,159	841,970
KBR	10,651	530,100
Maxar Technologies	17,898	399,841
McGrath RentCorp	15,067	1,417,051
MYR Group *	19,317	1,690,431
Science Applications International	8,540	925,224
Shyft Group	31,307	719,435
SP Plus *	26,202	970,260
Sterling Infrastructure *	46,651	1,259,110
SunPower, Cl A *	34,550	638,830
Triton International	21,495	1,304,531
WESCO International *	4,283	590,069

		20,862,894

INFORMATION TECHNOLOGY — 9.7%
Belden	9,770	680,285
Corsair Gaming *	39,092	539,470
DigitalOcean Holdings *	16,138	579,677
Five9 *	5,136	309,495
FormFactor *	27,933	564,526
Ichor Holdings *	22,143	563,318
Instructure Holdings *	64,238	1,517,301
MACOM Technology Solutions Holdings *	12,073	698,664
Mitek Systems *	56,864	643,132
Perficient *	18,369	1,230,172
Rapid7 *	11,028	499,238
Silicon Laboratories *	6,085	699,288
Sprout Social, Cl A *	16,490	994,842
SPS Commerce *	5,786	732,045
Viavi Solutions *	67,340	1,016,834
Workiva, Cl A *	8,538	664,342

		11,932,629

MATERIALS — 4.9%
ATI *	33,109	985,324
Greif, Cl A	17,898	1,185,027
Livent *	29,283	924,464
Summit Materials, Cl A *	72,071	1,899,071
Tronox Holdings PLC, Cl A	80,665	967,980

		5,961,866

REAL ESTATE — 8.7%
Apple Hospitality ‡	71,050	1,216,376
Armada Hoffler Properties ‡	79,437	928,619
Corporate Office Properties Trust ‡	44,617	1,189,043
Independence Realty Trust ‡	50,366	844,134
National Storage Affiliates Trust ‡ .	23,352	996,196
Plymouth Industrial ‡	43,760	806,934
Ryman Hospitality Properties ‡	9,330	829,624

COMMON STOCK — continued

	Shares	Value
REAL ESTATE— continued
STAG Industrial ‡	27,040	$854,194
Tanger Factory Outlet Centers ‡	74,024	1,333,172
UMH Properties ‡	91,857	1,611,172

		10,609,464

UTILITIES — 2.8%
Clearway Energy, Cl C	61,260	2,128,172
Southwest Gas Holdings	17,302	1,264,257

		3,392,429

Total Common Stock (Cost $111,931,635)		118,905,907

Total Investments in Securities— 97.1% (Cost $111,931,635)		$118,905,907

Percentages are based on Net Assets of $122,450,226.

*	Non-income producing security.
‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.7%#

	Shares	Value
COMMUNICATION SERVICES — 8.0%
Activision Blizzard	1,464	$106,579
Advantage Solutions *	137	463
Alphabet, Cl A *	12,007	1,134,782
Alphabet, Cl C *	11,048	1,045,804
Altice USA, Cl A *	366	2,419
AMC Entertainment Holdings, Cl A *	968	6,447
AMC Networks, Cl A *	47	1,058
Angi, Cl A *	131	282
Anterix *	31	1,189
AT&T	14,538	265,028
ATN International	19	819
Audacy, Cl A *	193	67
Bandwidth, Cl A *	40	475
Boston Omaha, Cl A *	49	1,366
Bumble, Cl A *	142	3,607
Cable One	11	9,454
Cardlytics *	58	547
Cargurus, Cl A *	154	2,242
Cars.com *	111	1,541
Charter Communications, Cl A *	266	97,787
Cinemark Holdings *	189	2,005
Clear Channel Outdoor Holdings, Cl A *	813	1,163
Cogent Communications Holdings	75	3,938
Comcast, Cl A	8,997	285,565
Consolidated Communications Holdings *	126	651
DISH Network, Cl A *	470	7,008
EchoStar, Cl A *	62	1,170
Electronic Arts	532	67,011
Endeavor Group Holdings, Cl A *.	280	6,115
Entravision Communications, Cl A	105	491
Eventbrite, Cl A *	146	959

COMMON STOCK — continued

	Shares	Value
COMMUNICATION SERVICES— continued
EW Scripps, Cl A *	100	$1,419
Fox	584	16,860
Frontier Communications Parent *	444	10,398
fuboTV *	236	864
Gannett *	236	342
Globalstar *	1,299	2,819
Gogo *	85	1,209
Gray Television	134	1,896
IAC *	159	7,740
IDT, Cl B *	30	782
iHeartMedia *	207	1,714
Interpublic Group of Companies	785	23,385
Iridium Communications *	229	11,800
John Wiley & Sons, Cl A	76	3,206
Liberty Broadband, Cl C *	267	22,543
Live Nation Entertainment *	308	24,520
Lumen Technologies	2,050	15,088
Madison Square Garden Entertainment *	45	2,206
Madison Square Garden Sports	27	4,228
Magnite *	200	1,458
Marcus	38	572
Match Group *	567	24,494
MediaAlpha, Cl A *	41	450
Meta Platforms, Cl A *	4,585	427,139
Netflix *	877	255,979
New York Times, Cl A	326	9,441
News	779	13,142
Nexstar Media Group, Cl A	79	13,533
NII Holdings *(A)	46	100
Omnicom Group	411	29,900
Ooma *	38	617
Pinterest, Cl A *	1,114	27,404
PubMatic, Cl A *	63	1,096
QuinStreet *	80	913
Radius Global Infrastructure, Cl A *	149	1,393
Roku, Cl A *	238	13,219
Scholastic	50	1,907
Shenandoah Telecommunications .	84	1,903
Shutterstock	41	2,051
Sinclair Broadcast Group, Cl A	78	1,389
Sirius XM Holdings	1,462	8,830
Skillz, Cl A *	435	448
Snap, Cl A *	2,193	21,733
Stagwell *	181	1,374
Take-Two Interactive Software *	304	35,967
TechTarget *	48	3,098
TEGNA	441	9,208
Telephone and Data Systems	176	2,992
Thryv Holdings *	56	1,146
T-Mobile US *	1,189	180,205
Trade Desk, Cl A *	877	46,691
TripAdvisor *	170	4,015
TrueCar *	146	263
United States Cellular *	25	779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
COMMUNICATION SERVICES— continued
Verizon Communications	8,414	$314,431
Vimeo *	251	954
Walt Disney *	3,642	388,019
Warner Bros Discovery *	4,851	63,069
Warner Music Group, Cl A	217	5,646
WideOpenWest *	93	1,275
World Wrestling Entertainment, Cl A	75	5,917
Yelp, Cl A *	115	4,417
Ziff Davis *	87	6,733
ZoomInfo Technologies, Cl A *	568	25,293

		5,171,654

CONSUMER DISCRETIONARY — 9.2%
1-800-Flowers.com, Cl A *	49	357
2U *	128	792
Aaron’s	53	552
Abercrombie & Fitch, Cl A *	87	1,529
Academy Sports & Outdoors	147	6,472
Accel Entertainment, Cl A *	112	1,100
Acushnet Holdings	58	2,701
Adient PLC *	175	6,122
Adtalem Global Education *	85	3,545
Advance Auto Parts	122	23,170
Airbnb, Cl A *	714	76,334
American Axle & Manufacturing Holdings *	192	1,860
American Eagle Outfitters	268	3,045
American Public Education *	31	397
America’s Car-Mart *	10	684
Aramark	511	18,652
Arko	122	1,251
Asbury Automotive Group *	44	6,941
AutoNation *	68	7,229
AutoZone *	39	98,782
Bally’s *	73	1,645
Bath & Body Works	463	15,455
Beazer Homes USA *	52	588
Bed Bath & Beyond *	121	553
Best Buy	400	27,364
Big 5 Sporting Goods	35	451
Big Lots	46	868
BJ’s Restaurants *	39	1,281
Bloomin’ Brands	151	3,626
Bluegreen Vacations Holding, Cl A	24	415
Booking Holdings *	82	153,297
Boot Barn Holdings *	52	2,954
BorgWarner	478	17,939
Boyd Gaming	148	8,548
Bright Horizons Family Solutions *	110	7,185
Brinker International *	78	2,604
Brunswick	151	10,671
Buckle	52	2,045
Burlington Stores *	132	18,871
Caesars Entertainment *	410	17,929

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY— continued
Caleres	63	$1,722
Camping World Holdings, Cl A	67	1,865
Canoo *	192	263
Capri Holdings *	290	13,247
CarMax *	323	20,352
Carnival *	1,713	15,520
CarParts.com *	79	370
Carriage Services, Cl A	23	561
Carter’s	70	4,751
Carvana, Cl A *	153	2,070
Cato, Cl A	31	369
Cavco Industries *	15	3,400
Century Casinos *	46	366
Century Communities	52	2,315
Cheesecake Factory	86	3,080
Chegg *	216	4,659
Chewy, Cl A *	169	6,545
Chico’s FAS *	206	1,211
Children’s Place *	22	891
Chipotle Mexican Grill, Cl A *	55	82,408
Choice Hotels International	66	8,569
Churchill Downs	67	13,930
Chuy’s Holdings *	33	967
Citi Trends *	15	339
Clarus	43	521
Columbia Sportswear	59	4,396
Container Store Group *	54	293
Coursera *	157	2,024
Cracker Barrel Old Country Store	40	4,569
Crocs *	110	7,783
Dana	252	4,022
Darden Restaurants	249	35,642
Dave & Buster’s Entertainment *	83	3,308
Deckers Outdoor *	53	18,546
Denny’s *	104	1,178
Designer Brands, Cl A	102	1,553
Dick’s Sporting Goods	108	12,286
Dillard’s, Cl A	19	6,247
Dine Brands Global	28	2,019
Dollar General	457	116,558
Dollar Tree *	445	70,533
Domino’s Pizza	71	23,589
DoorDash, Cl A *	388	16,890
Dorman Products *	45	3,673
DR Horton	635	48,819
DraftKings, Cl A *	698	11,035
eBay	1,172	46,692
Ethan Allen Interiors	40	1,024
Etsy *	254	23,853
Everi Holdings *	158	2,999
Expedia Group *	299	27,948
Fisker *	282	2,298
Five Below *	109	15,952
Floor & Decor Holdings, Cl A *	206	15,114
Foot Locker	144	4,565
Ford Motor	7,887	105,449

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY— continued
Fossil Group *	81	$344
Fox Factory Holding *	78	6,852
Franchise Group	48	1,457
Frontdoor *	144	3,177
Full House Resorts *	57	400
Funko, Cl A *	47	971
GameStop, Cl A *	507	14,353
Gap	374	4,215
Garmin	303	26,676
General Motors	2,766	108,566
Genesco *	23	1,082
Gentex	470	12,450
Gentherm *	57	3,330
Genuine Parts	278	49,445
G-III Apparel Group *	73	1,424
Golden Entertainment *	34	1,435
Goodyear Tire & Rubber *	528	6,706
GoPro, Cl A *	223	1,215
Graham Holdings, Cl B	7	4,367
Grand Canyon Education *	61	6,138
Green Brick Partners *	85	1,966
Group 1 Automotive	28	4,844
Groupon, Cl A *	39	287
GrowGeneration *	91	325
Guess?	58	985
H&R Block	327	13,456
Hanesbrands	648	4,419
Harley-Davidson	302	12,986
Hasbro	260	16,965
Haverty Furniture	25	665
Helen of Troy *	45	4,258
Hibbett	21	1,311
Hilton Grand Vacations *	163	6,396
Hilton Worldwide Holdings	548	74,122
Home Depot	2,069	612,693
Hovnanian Enterprises, Cl A *	9	363
Hyatt Hotels, Cl A *	100	9,421
Installed Building Products	43	3,698
International Game Technology
PLC	175	3,509
iRobot *	46	2,599
Jack in the Box	36	3,176
Johnson Outdoors, Cl A	14	737
KB Home	151	4,352
Kohl’s	239	7,158
Kontoor Brands	97	3,463
Las Vegas Sands *	734	27,899
Latham Group *	76	336
Laureate Education, Cl A	188	2,376
La-Z-Boy, Cl Z	75	1,858
LCI Industries	43	4,563
Lear	119	16,507
Leggett & Platt	265	8,944
Lennar, Cl A	507	40,915
Leslie’s *	278	3,903
Levi Strauss, Cl A	158	2,364

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY— continued
LGI Homes *	36	$3,314
Light & Wonder *	174	9,768
Lindblad Expeditions Holdings *	55	461
Liquidity Services *	47	807
Lithia Motors, Cl A	59	11,691
LKQ	567	31,548
LL Flooring Holdings *	51	424
Lordstown Motors, Cl A *	278	503
Lovesac *	23	560
Lowe’s	1,325	258,309
Luminar Technologies, Cl A *	352	2,848
M/I Homes *	48	1,992
Macy’s	570	11,885
Malibu Boats, Cl A *	36	1,904
MarineMax *	37	1,195
Marriott International, Cl A	559	89,501
Marriott Vacations Worldwide	78	11,525
MasterCraft Boat Holdings *	32	696
Mattel *	702	13,310
MDC Holdings	100	3,046
Meritage Homes *	63	4,798
MGM Resorts International	677	24,081
Mister Car Wash *	127	1,121
Modine Manufacturing *	87	1,559
Mohawk Industries *	101	9,570
Monarch Casino & Resort *	23	1,826
Monro	57	2,722
Motorcar Parts of America *	33	627
Movado Group	28	926
Murphy USA	45	14,153
National Vision Holdings *	141	5,223
NIKE, Cl B	2,462	228,178
Nordstrom	195	3,966
Norwegian Cruise Line Holdings *	827	13,968
NVR *	6	25,427
ODP *	82	3,245
Ollie’s Bargain Outlet Holdings * .	102	5,712
ONE Group Hospitality *	45	337
OneWater Marine, Cl A *	18	594
O’Reilly Automotive *	131	109,669
Overstock.com *	75	1,744
Oxford Industries	27	2,747
Papa John’s International	62	4,503
Party City Holdco *	185	313
Patrick Industries	39	1,783
Peloton Interactive, Cl A *	498	4,183
Penn Entertainment *	331	10,956
Penske Automotive Group	54	6,027
Perdoceo Education *	116	1,326
Petco Health & Wellness, Cl A *	265	2,790
PetMed Express	35	746
Planet Fitness, Cl A *	169	11,066
Playa Hotels & Resorts *	231	1,425
PLBY Group *	48	174
Polaris	112	11,379
Pool	78	23,730

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY— continued
Porch Group *	138	$188
Poshmark, Cl A *	70	1,250
PulteGroup	481	19,235
Purple Innovation, Cl A *	144	507
PVH	127	6,518
QuantumScape, Cl A *	378	3,149
Quotient Technology *	152	374
Qurate Retail *	594	1,390
Ralph Lauren, Cl A	86	7,971
RealReal *	136	230
Red Rock Resorts, Cl A	92	3,832
Rent-A-Center, Cl A	93	1,939
Revolve Group, Cl A *	70	1,680
RH *	38	9,649
Rivian Automotive, Cl A *	946	33,082
Rocky Brands	12	236
Ross Stores	688	65,835
Royal Caribbean Cruises *	439	23,434
Rush Street Interactive *	89	369
Ruth’s Hospitality Group	55	1,143
Sally Beauty Holdings *	191	2,428
SeaWorld Entertainment *	140	8,142
Service International	320	19,395
Shake Shack, Cl A *	65	3,612
Shoe Carnival	30	719
Signet Jewelers	89	5,806
Six Flags Entertainment *	148	3,300
Skechers USA, Cl A *	273	9,399
Skyline Champion *	105	6,112
Sleep Number *	37	1,026
Sonic Automotive, Cl A	35	1,636
Sonos *	221	3,563
Sportsman’s Warehouse Holdings *	75	674
Standard Motor Products	35	1,328
Starbucks	2,299	199,070
Stellantis	4,298	58,109
Steven Madden	131	3,913
Stitch Fix, Cl A *	139	556
Stoneridge *	46	960
Strategic Education	42	2,898
Stride *	70	2,346
Tapestry	527	16,695
Target	924	151,767
Taylor Morrison Home, Cl A *	196	5,163
Tempur Sealy International	349	9,385
Tenneco, Cl A *	142	2,797
Tesla *	5,071	1,153,855
Texas Roadhouse, Cl A	131	12,962
Thor Industries	98	7,984
TJX	2,350	169,435
Toll Brothers	219	9,435
TopBuild *	65	11,059
Topgolf Callaway Brands *	261	4,886
Tractor Supply	224	49,228
Travel + Leisure	156	5,925
TravelCenters of America *	23	1,462

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY— continued
TRI Pointe Group *	178	$2,982
Tupperware Brands *	74	572
Ulta Beauty *	102	42,776
Under Armour, Cl A *	330	2,459
Unifi *	28	255
Universal Electronics *	21	429
Urban Outfitters *	102	2,434
Vail Resorts	80	17,530
VF	736	20,792
Vista Outdoor *	97	2,817
Visteon *	52	6,784
Vivint Smart Home *	47	360
Vuzix *	104	520
Wayfair, Cl A *	136	5,157
Wendy’s	372	7,730
Whirlpool	114	15,759
Williams-Sonoma	142	17,584
Wingstop	56	8,870
Winmark	5	1,258
Winnebago Industries	55	3,283
Wolverine World Wide	139	2,381
Workhorse Group *	255	689
WW International *	119	538
Wyndham Hotels & Resorts	181	13,743
Wynn Resorts *	211	13,483
XPEL *	34	2,352
YETI Holdings *	157	5,037
Yum! Brands	576	68,112
Zumiez *	28	628

		5,939,610

CONSUMER STAPLES — 5.1%
22nd Century Group *	276	362
Albertsons, Cl A	171	3,507
Altria Group	3,627	167,821
Andersons	56	1,975
AppHarvest *	115	245
Archer-Daniels-Midland	1,120	108,618
B&G Foods	118	1,933
Beauty Health *	178	2,035
BellRing Brands *	205	4,968
Beyond Meat *	99	1,554
BJ’s Wholesale Club Holdings *	268	20,743
Boston Beer, Cl A *	18	6,719
Brown-Forman, Cl B	606	41,208
Bunge	283	27,932
Calavo Growers	24	830
Cal-Maine Foods	66	3,730
Campbell Soup	404	21,376
Casey’s General Stores	75	17,453
Celsius Holdings *	72	6,558
Central Garden & Pet, Cl A *	71	2,779
Chefs’ Warehouse *	58	2,125
Clorox	245	35,780
Coca-Cola	8,628	516,386
Coca-Cola Consolidated	6	2,922

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES— continued
Colgate-Palmolive	1,682	$124,199
Conagra Brands	958	35,159
Constellation Brands, Cl A	308	76,101
Coty, Cl A *	592	3,972
Darling Ingredients *	320	25,114
Duckhorn Portfolio *	64	936
Edgewell Personal Care	94	3,684
elf Beauty *	86	3,720
Energizer Holdings	117	3,380
Estee Lauder, Cl A	463	92,827
Flowers Foods	391	11,226
Fresh Del Monte Produce	66	1,721
Freshpet *	74	4,362
General Mills	1,203	98,141
Grocery Outlet Holding *	164	5,670
Hain Celestial Group *	158	2,956
Herbalife Nutrition *	172	3,657
Hershey	291	69,482
Hormel Foods	574	26,662
Hostess Brands, Cl A *	259	6,858
Ingles Markets, Cl A	25	2,359
Ingredion	128	11,407
Inter Parfums	31	2,507
J&J Snack Foods	25	3,690
JM Smucker	211	31,789
John B Sanfilippo & Son	15	1,251
Kellogg	675	51,853
Keurig Dr Pepper	1,564	60,746
Kimberly-Clark	674	83,886
Kraft Heinz	2,034	78,248
Lamb Weston Holdings	288	24,831
Lancaster Colony	35	6,310
McCormick	501	39,399
Medifast	19	2,223
MGP Ingredients	23	2,577
Mission Produce *	66	1,098
Molson Coors Beverage, Cl B	386	19,466
Mondelez International, Cl A	2,767	170,115
Monster Beverage *	747	70,009
National Beverage	41	1,944
Nu Skin Enterprises, Cl A	86	3,284
Olaplex Holdings *	217	955
PepsiCo	2,762	501,524
Performance Food Group *	302	15,716
Philip Morris International	3,098	284,551
Pilgrim’s Pride *	83	1,913
Post Holdings *	112	10,127
PriceSmart	43	2,751
Reynolds Consumer Products	95	2,901
Seneca Foods, Cl A *	10	631
Simply Good Foods *	148	5,668
SpartanNash	61	2,178
Spectrum Brands Holdings	70	3,230
Sprouts Farmers Market *	205	6,048
Sysco	1,013	87,685
Tattooed Chef *	85	404

COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES— continued
Tootsie Roll Industries	26	$1,034
TreeHouse Foods *	97	4,873
Turning Point Brands	31	730
Tyson Foods, Cl A	575	39,301
United Natural Foods *	101	4,283
Universal	42	2,126
US Foods Holding *	429	12,767
USANA Health Sciences *	20	1,050
Utz Brands	106	1,718
Vector Group	228	2,421
WD-40	24	3,844
Weis Markets	26	2,436
Whole Earth Brands *	70	242

		3,271,485

ENERGY — 6.5%
Aemetis *	48	355
Alto Ingredients *	123	508
Antero Midstream	596	6,347
Antero Resources *	555	20,346
APA	691	31,413
Arch Resources	27	4,112
Archrock	236	1,772
Baker Hughes, Cl A	1,812	50,120
Berry Petroleum	139	1,233
Brigham Minerals, Cl A	84	2,604
Bristow Group *	48	1,437
Cactus, Cl A	102	5,275
California Resources	133	6,000
Callon Petroleum *	73	3,209
Centrus Energy, Cl A *	19	899
ChampionX	379	10,847
Cheniere Energy	503	88,734
Chesapeake Energy	230	23,522
Chevron	3,936	712,022
Chord Energy	79	12,134
Civitas Resources	137	9,583
Clean Energy Fuels *	294	1,973
CNX Resources *	367	6,169
Comstock Resources	141	2,648
ConocoPhillips	2,594	327,078
CONSOL Energy	59	3,718
Continental Resources	277	20,490
Core Laboratories	81	1,576
Coterra Energy	1,589	49,466
Crescent Energy, Cl A	58	794
CVR Energy	188	7,343
Delek US Holdings	146	4,330
Denbury *	90	8,227
Devon Energy	1,260	97,461
DHT Holdings	243	2,165
Diamondback Energy	331	52,003
DMC Global *	27	584
Dorian LPG	61	1,102
Dril-Quip *	60	1,493
Earthstone Energy, Cl A *	79	1,277

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
ENERGY— continued
EOG Resources	1,169	$159,592
EQT	712	29,790
Equitrans Midstream	769	6,475
Expro Group Holdings *	184	3,483
Exxon Mobil	8,453	936,677
Gevo *	342	770
Green Plains *	90	2,600
Gulfport Energy *	37	3,312
Halliburton	1,796	65,410
Helix Energy Solutions Group *	249	1,743
Helmerich & Payne	192	9,506
Hess	559	78,864
HF Sinclair	324	19,819
International Seaways	83	3,520
Kinder Morgan	3,974	72,009
Kinetik Holdings, Cl A	28	1,030
Laredo Petroleum *	26	1,681
Liberty Energy, Cl A	217	3,670
Magnolia Oil & Gas, Cl A	302	7,755
Marathon Oil	1,435	43,696
Marathon Petroleum	1,118	127,027
Matador Resources	217	14,420
Murphy Oil	294	14,262
Nabors Industries *	14	2,436
National Energy Services Reunited
*	122	922
New Fortress Energy, Cl A	126	6,939
Newpark Resources *	148	542
NexTier Oilfield Solutions *	276	2,782
Northern Oil and Gas	114	3,892
NOV	782	17,517
Occidental Petroleum	1,873	135,980
Oceaneering International *	172	2,406
Oil States International *	103	666
ONEOK	888	52,676
Ovintiv	516	26,135
Par Pacific Holdings *	103	2,357
Patterson-UTI Energy	395	6,972
PBF Energy, Cl A	187	8,275
PDC Energy	190	13,707
Peabody Energy *	256	6,118
Permian Resources, Cl A *	352	3,439
Phillips 66	847	88,334
Pioneer Natural Resources	471	120,769
Plains GP Holdings, Cl A	332	4,163
ProPetro Holding *	136	1,610
Range Resources	511	14,553
Ranger Oil, Cl A	37	1,513
REX American Resources *	27	810
RPC	130	1,447
SandRidge Energy *	63	1,190
Schlumberger	2,826	147,037
Select Energy Services, Cl A	135	1,303
SM Energy	240	10,795
Southwestern Energy *	1,765	12,232
Talos Energy *	98	2,085

COMMON STOCK — continued

	Shares	Value
ENERGY— continued
Targa Resources	449	$30,698
Tellurian *	750	2,025
TETRA Technologies *	200	988
Texas Pacific Land	16	36,862
Tidewater *	68	2,305
Transocean *	1,107	4,074
US Silica Holdings *	127	1,828
Valaris *	132	8,835
Valero Energy	817	102,574
Viper Energy Partners	103	3,435
W&T Offshore *	164	1,245
Williams	2,432	79,599
World Fuel Services	108	2,753

		4,168,303

FINANCIALS — 13.4%
1st Source	32	1,861
Affiliated Managers Group	78	9,684
AGNC Investment ‡	1,039	8,541
Alerus Financial	26	580
Allstate	550	69,438
Ally Financial	652	17,969
A-Mark Precious Metals	30	912
Ambac Financial Group *	80	1,124
Amerant Bancorp, Cl A	40	1,204
American Equity Investment Life
Holding	179	7,711
American Express	1,507	223,714
American Financial Group	157	22,782
American International Group	1,614	91,998
American National Bankshares	18	658
Ameriprise Financial	221	68,316
Ameris Bancorp	123	6,336
AMERISAFE	33	1,928
Annaly Capital Management ‡	728	13,504
Apollo Commercial Real Estate
Finance ‡	244	2,747
Apollo Global Management	992	54,934
Arbor Realty Trust ‡	269	3,704
Arch Capital Group *	731	42,033
Ares Commercial Real Estate ‡	77	950
Ares Management, Cl A	276	20,929
Argo Group International
Holdings	60	1,492
ARMOUR Residential ‡	166	883
Arrow Financial	28	968
Arthur J Gallagher	416	77,825
Artisan Partners Asset
Management, Cl A	111	3,165
AssetMark Financial Holdings *	37	766
Associated Banc-Corp	256	6,234
Assurant	114	15,488
Assured Guaranty	117	6,925
Atlantic Union Bankshares	130	4,490
Axis Capital Holdings	146	7,982
Axos Financial *	93	3,623

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
B. Riley Financial	27	$1,098
Banc of California	101	1,685
BancFirst	30	2,875
Bancorp *	89	2,455
Bank First	11	948
Bank of America	16,121	581,001
Bank of Hawaii	75	5,696
Bank of Marin Bancorp	25	903
Bank of New York Mellon	1,614	67,966
Bank OZK	235	10,100
BankUnited	158	5,680
Banner	59	4,410
Bar Harbor Bankshares	26	780
Berkshire Hathaway, Cl B *	2,568	757,791
BGC Partners, Cl A	502	1,988
BlackRock, Cl A	286	184,730
Blackstone, Cl A	1,392	126,867
Blackstone Mortgage Trust, Cl A ‡	321	8,012
Blucora *	81	1,784
BOK Financial	52	5,730
Bread Financial Holdings	87	3,142
Bridgewater Bancshares *	36	688
Brighthouse Financial *	142	8,104
Brightsphere Investment Group	72	1,355
BrightSpire Capital, Cl A ‡	163	1,252
Broadmark Realty Capital ‡	223	1,298
Brookline Bancorp	133	1,829
Brown & Brown	479	28,160
BRP Group, Cl A *	100	2,835
Business First Bancshares	33	818
Byline Bancorp	40	925
Cadence Bank	368	10,175
Cambridge Bancorp	12	1,054
Camden National	25	1,088
Cannae Holdings *	142	3,289
Capital City Bank Group	23	815
Capital One Financial	802	85,028
Capitol Federal Financial	226	1,849
Capstar Financial Holdings	33	583
Carlyle Group	373	10,548
Carter Bankshares *	43	770
Cathay General Bancorp	125	5,700
Cboe Global Markets	211	26,270
Central Pacific Financial	47	964
Charles Schwab	3,383	269,524
Chimera Investment ‡	408	2,754
Chubb	844	181,367
Cincinnati Financial	314	32,442
Citigroup	3,960	181,606
Citizens & Northern	27	642
City Holding	26	2,622
Civista Bancshares	24	569
CME Group, Cl A	718	124,429
CNA Financial	47	1,960
CNB Financial	29	737
Coastal Financial *	18	839

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
Cohen & Steers	43	$2,587
Columbia Banking System	137	4,585
Columbia Financial *	61	1,253
Comerica	261	18,401
Commerce Bancshares	234	16,605
Community Bank System	100	6,243
Community Trust Bancorp	30	1,419
ConnectOne Bancorp	62	1,553
Cowen, Cl A	44	1,699
Credit Acceptance *	18	8,381
CrossFirst Bankshares *	81	1,127
Cullen	118	18,296
Curo Group Holdings	35	181
Customers Bancorp *	53	1,786
Diamond Hill Investment Group	5	900
Dime Community Bancshares	63	2,175
Discover Financial Services	563	58,811
Donnelley Financial Solutions *	54	2,183
Dynex Capital ‡	63	752
Eagle Bancorp	55	2,490
East West Bancorp	282	20,183
Eastern Bankshares	312	5,981
Ellington Financial ‡	100	1,338
Employers Holdings	47	2,050
Encore Capital Group *	42	2,139
Enova International *	55	2,062
Enstar Group *	23	4,612
Enterprise Bancorp	16	500
Enterprise Financial Services	62	3,315
Equitable Holdings	768	23,516
Equity Bancshares, Cl A	25	893
Erie Indemnity, Cl A	50	12,850
Essent Group	198	7,837
Evercore, Cl A	65	6,832
Everest Re Group	87	28,071
EZCORP, Cl A *	91	879
FactSet Research Systems	76	32,337
Farmers National Banc	54	742
FB Financial	63	2,643
Federal Agricultural Mortgage, Cl C	16	1,843
Federated Hermes, Cl B	152	5,282
Fidelity National Financial	534	21,029
Fifth Third Bancorp	1,367	48,788
Financial Institutions	27	643
First American Financial	208	10,483
First Bancorp	61	2,719
First Bancorp	16	489
First Bancshares	34	1,113
First Busey	90	2,377
First Citizens BancShares, Cl A	23	18,646
First Commonwealth Financial	163	2,337
First Financial	20	970
First Financial Bancorp	162	4,223
First Financial Bankshares	263	10,123
First Foundation	89	1,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
First Hawaiian	239	$6,114
First Horizon	1,054	25,834
First Internet Bancorp	16	411
First Interstate BancSystem, Cl A	164	7,460
First Merchants	103	4,625
First Mid Bancshares	30	1,074
First of Long Island	38	668
First Republic Bank	359	43,116
FirstCash Holdings	69	6,793
Flagstar Bancorp	91	3,522
Flushing Financial	50	985
FNB	702	10,144
Focus Financial Partners, Cl A *	101	3,514
Franklin BSP Realty Trust ‡	146	2,057
Franklin Resources	572	13,413
Fulton Financial	279	5,086
GCM Grosvenor	75	620
Genworth Financial, Cl A *	883	4,124
German American Bancorp	48	1,886
Glacier Bancorp	221	12,659
Goldman Sachs Group	682	234,956
Goosehead Insurance, Cl A *	34	1,411
Granite Point Mortgage Trust ‡	93	731
Great Southern Bancorp	17	1,054
Green Dot, Cl A *	92	1,751
Guaranty Bancshares	15	555
Hamilton Lane, Cl A	61	3,649
Hancock Whitney	172	9,610
Hanmi Financial	53	1,419
Hannon Armstrong Sustainable Infrastructure Capital ‡	158	4,294
Hanover Insurance Group	70	10,254
HarborOne Bancorp	80	1,218
Hartford Financial Services Group	660	47,791
HCI Group	15	550
Heartland Financial USA	69	3,403
Heritage Commerce	102	1,459
Heritage Financial	61	2,055
Hilltop Holdings	105	3,040
Hingham Institution For Savings
The	4	989
Home Bancorp	13	556
Home BancShares	281	7,163
HomeStreet	31	805
HomeTrust Bancshares	25	601
Hope Bancorp	199	2,700
Horace Mann Educators	72	2,841
Houlihan Lokey, Cl A	101	9,021
Huntington Bancshares	2,865	43,491
Independent Bank	89	7,737
Independent Bank Group	65	4,101
Independent Bank/MI	36	833
Interactive Brokers Group, Cl A	185	14,828
Intercontinental Exchange	1,108	105,892
International Bancshares	94	4,662
Invesco	894	13,696

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
Invesco Mortgage Capital ‡	58	$677
James River Group Holdings	63	1,592
Jefferies Financial Group	391	13,454
JPMorgan Chase	5,861	737,783
Kearny Financial	114	1,156
Kemper	107	5,101
KeyCorp	1,833	32,756
Kinsale Capital Group	44	13,867
KKR Real Estate Finance Trust ‡ .	102	1,777
Ladder Capital, Cl A ‡	200	2,134
Lakeland Bancorp	107	1,996
Lakeland Financial	44	3,637
Lazard, Cl A	204	7,693
Lemonade *	68	1,646
LendingClub *	171	1,819
LendingTree *	19	479
Lincoln National	311	16,754
Live Oak Bancshares	57	1,851
Loews	412	23,492
LPL Financial Holdings	159	40,648
M&T Bank	359	60,387
Markel *	27	32,565
MarketAxess Holdings	75	18,303
Marsh & McLennan	1,006	162,459
MBIA *	80	861
Mercantile Bank	26	909
Merchants Bancorp	28	659
Mercury General	47	1,363
Metrocity Bankshares	32	712
MFA Financial ‡	164	1,636
MGIC Investment	624	8,518
Midland States Bancorp	37	1,037
MidWestOne Financial Group	25	840
Moelis, Cl A	112	4,756
Moody’s	370	98,002
Morgan Stanley	2,764	227,118
Morningstar	50	11,609
Mr Cooper Group *	120	4,739
MSCI, Cl A	158	74,080
MVB Financial	19	470
Nasdaq	685	42,634
National Bank Holdings, Cl A	51	2,235
National Western Life Group, Cl A	4	792
Navient	251	3,800
NBT Bancorp	73	3,459
Nelnet, Cl A	24	2,138
New York Community Bancorp	907	8,444
New York Mortgage Trust ‡	662	1,781
Nicolet Bankshares *	22	1,678
NMI Holdings, Cl A *	148	3,246
Northern Trust	409	34,499
Northfield Bancorp	76	1,219
Northwest Bancshares	210	3,163
OceanFirst Financial	101	2,281
Old National Bancorp	581	11,360
Old Republic International	572	13,276

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
Old Second Bancorp	72	$1,152
OneMain Holdings, Cl A	230	8,869
Open Lending, Cl A *	183	1,312
Oportun Financial *	39	214
Oppenheimer Holdings, Cl A	14	482
Orchid Island Capital, Cl A ‡	62	624
Origin Bancorp	37	1,529
Pacific Premier Bancorp	161	5,862
PacWest Bancorp	217	5,395
Palomar Holdings *	42	3,736
Park National	28	4,130
Pathward Financial	50	2,101
Peapack-Gladstone Financial	29	1,148
PennyMac Financial Services	85	4,532
PennyMac Mortgage Investment Trust ‡	161	2,233
Peoples Bancorp	49	1,483
Peoples Financial Services	12	660
Pinnacle Financial Partners	149	12,366
Piper Sandler	30	3,839
PJT Partners	38	2,827
PNC Financial Services Group	829	134,157
PRA Group *	70	2,345
Premier Financial	62	1,789
Primerica	78	11,287
Primis Financial	37	477
Principal Financial Group	503	44,329
ProAssurance	93	2,066
PROG Holdings *	95	1,569
Progressive	1,168	149,971
Prosperity Bancshares	177	12,668
Provident Financial Services	124	2,780
Prudential Financial	753	79,208
QCR Holdings	30	1,521
Radian Group	327	6,824
Raymond James Financial	384	45,395
RBB Bancorp	28	630
Ready Capital ‡	146	1,770
Redwood Trust ‡	209	1,490
Regional Management	16	543
Regions Financial	1,874	41,134
Reinsurance Group of America, Cl A	133	19,574
Renasant	95	3,835
Republic Bancorp, Cl A	15	695
Rithm Capital ‡	872	7,351
RLI	80	10,406
Rocket, Cl A	196	1,352
S&P Global	694	222,964
S&T Bancorp	63	2,382
Safety Insurance Group	25	2,174
Sandy Spring Bancorp	77	2,729
Seacoast Banking Corp of Florida	105	3,245
SEI Investments	228	12,380
Selective Insurance Group	118	11,573
Selectquote *	223	150

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
ServisFirst Bancshares	97	$7,307
Sierra Bancorp	24	529
Signature Bank NY	126	19,975
Silvergate Capital, Cl A *	54	3,065
Simmons First National, Cl A	241	5,753
SLM	515	8,544
SmartFinancial	25	731
Southern First Bancshares *	13	581
Southern Missouri Bancorp	13	666
Southside Bancshares	54	1,849
SouthState	149	13,507
Starwood Property Trust ‡	583	12,045
State Street	733	54,242
Stellar Bancorp	80	2,635
StepStone Group, Cl A	84	2,480
Stewart Information Services	47	1,831
Stifel Financial	206	12,745
Stock Yards Bancorp	49	3,831
StoneX Group *	30	2,800
Summit Financial Group	18	523
SVB Financial Group *	117	27,022
Synchrony Financial	1,009	35,880
Synovus Financial	290	11,557
T Rowe Price Group	447	47,454
Texas Capital Bancshares *	88	5,280
TFS Financial	91	1,279
Tiptree	36	438
Tompkins Financial	23	1,905
Towne Bank	117	3,854
TPG RE Finance Trust ‡	106	898
Tradeweb Markets, Cl A	213	11,732
Travelers	479	88,356
TriCo Bancshares	55	3,185
Triumph Bancorp *	42	2,163
Truist Financial	2,655	118,917
Trupanion *	58	2,927
TrustCo Bank NY	33	1,232
Trustmark	98	3,584
Two Harbors Investment ‡	599	2,132
UMB Financial	81	6,741
Umpqua Holdings	402	7,992
United Bankshares	268	11,350
United Community Banks	199	7,650
United Fire Group	42	1,138
Universal Insurance Holdings	49	492
Univest Financial	51	1,435
Upstart Holdings *	117	2,712
US Bancorp	2,970	126,077
UWM Holdings	150	492
Valley National Bancorp	829	9,840
Veritex Holdings	91	2,874
Victory Capital Holdings, Cl A	46	1,330
Virtu Financial, Cl A	179	4,006
Virtus Investment Partners	12	2,058
Voya Financial	202	13,809
Walker & Dunlop	58	5,218

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
FINANCIALS— continued
Washington Federal	113	$4,373
Washington Trust Bancorp	30	1,455
Waterstone Financial	36	611
Webster Financial	357	19,363
Wells Fargo	7,586	348,880
WesBanco	104	4,206
West Bancorporation	26	584
Westamerica Bancorporation	45	2,823
Western Alliance Bancorp	210	14,106
White Mountains Insurance Group	5	7,081
Willis Towers Watson PLC	222	48,443
Wintrust Financial	113	10,579
WisdomTree Investments	193	1,048
World Acceptance *	10	812
WR Berkley	438	32,541
WSFS Financial	118	5,513
Zions Bancorp	299	15,530

		8,633,033

HEALTH CARE — 6.0%
1Life Healthcare *	266	4,549
ABIOMED *	89	22,435
Acadia Healthcare *	178	14,471
ACADIA Pharmaceuticals *	281	4,504
Accolade *	97	1,046
Accuray *	155	316
Aclaris Therapeutics *	82	1,280
AdaptHealth, Cl A *	128	2,918
Adaptive Biotechnologies *	243	1,891
Addus HomeCare *	27	2,765
Aerie Pharmaceuticals *	81	1,233
Agenus *	398	999
Agiliti *	54	943
agilon health *	377	7,483
Agios Pharmaceuticals *	95	2,616
Akero Therapeutics *	37	1,564
Albireo Pharma *	33	677
Alector *	105	966
Align Technology *	147	28,562
Alignment Healthcare *	133	1,761
Alkermes PLC *	301	6,833
Allogene Therapeutics *	128	1,318
Allscripts Healthcare Solutions *	198	2,911
Alnylam Pharmaceuticals *	240	49,742
Alphatec Holdings *	105	1,075
ALX Oncology Holdings *	36	437
Amedisys *	60	5,855
American Well, Cl A *	315	1,288
Amgen	1,068	288,734
Amicus Therapeutics *	509	5,090
AMN Healthcare Services *	92	11,546
AnaptysBio *	42	1,212
Anavex Life Sciences *	130	1,582
AngioDynamics *	66	930
ANI Pharmaceuticals *	22	849

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
Apellis Pharmaceuticals *	179	$10,828
Apollo Medical Holdings *	58	2,057
Arcturus Therapeutics Holdings *	40	708
Arcus Biosciences *	78	1,987
Arcutis Biotherapeutics *	50	884
Arrowhead Pharmaceuticals *	186	6,475
Artivion *	67	748
Arvinas *	78	3,877
Atara Biotherapeutics *	157	732
Atea Pharmaceuticals *	126	756
Athira Pharma *	61	202
AtriCure *	79	3,327
Atrion	2	1,201
Avanos Medical *	82	1,816
Avid Bioservices *	108	1,830
Avidity Biosciences *	75	1,071
Axonics *	69	5,047
Axsome Therapeutics *	54	2,438
Azenta	138	6,127
Beam Therapeutics *	94	4,142
Berkeley Lights *	88	195
BioCryst Pharmaceuticals *	316	4,219
Biohaven *	62	1,027
BioMarin Pharmaceutical *	365	31,620
Bionano Genomics *	498	1,165
Bioxcel Therapeutics *	33	415
Bluebird Bio *	121	759
Blueprint Medicines *	108	5,599
Boston Scientific *	2,833	122,131
Bridgebio Pharma *	181	1,888
Bristol-Myers Squibb	4,246	328,938
Brookdale Senior Living *	318	1,421
Bruker	206	12,739
Butterfly Network *	247	1,210
C4 Therapeutics *	67	645
Cara Therapeutics *	78	733
Cardiovascular Systems *	69	996
CareDx *	91	1,812
Caribou Biosciences *	84	818
Cassava Sciences *	64	2,332
Castle Biosciences *	40	1,021
Catalent *	338	22,217
Catalyst Pharmaceuticals *	167	2,316
Celldex Therapeutics *	78	2,740
Cerevel Therapeutics Holdings *	152	4,250
Certara *	176	2,152
Cerus *	295	1,080
Chemed	30	14,006
Chimerix *	137	243
Chinook Therapeutics *	67	1,457
Clovis Oncology *	248	255
Codexis *	111	624
Cogent Biosciences *	66	901
Coherus Biosciences *	127	1,105
Collegium Pharmaceutical *	57	1,023
Computer Programs and Systems *	25	808

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
CONMED	51	$4,066
CorVel *	16	2,627
Crinetics Pharmaceuticals *	74	1,366
Cross Country Healthcare *	63	2,337
CryoPort *	85	2,360
Cullinan Oncology *	41	539
Cutera *	31	1,425
Cymabay Therapeutics *	140	487
Cytokinetics *	149	6,505
DaVita *	189	13,799
Deciphera Pharmaceuticals *	70	1,135
Definitive Healthcare, Cl A *	48	757
Denali Therapeutics *	171	4,904
DENTSPLY SIRONA	429	13,222
DermTech *	46	148
Dexcom *	771	93,121
Dynavax Technologies, Cl A *	206	2,359
Dyne Therapeutics *	47	536
Editas Medicine, Cl A *	120	1,506
Edwards Lifesciences *	1,232	89,234
Elanco Animal Health *	908	11,977
Eli Lilly	1,587	574,637
Emergent BioSolutions *	73	1,523
Enanta Pharmaceuticals *	34	1,534
Encompass Health	195	10,616
Enhabit *	86	1,062
Enovis *	83	4,121
Ensign Group	103	9,247
Envista Holdings *	324	10,695
Evolent Health, Cl A *	165	5,249
Evolus *	62	531
Exact Sciences *	346	12,034
Exelixis *	626	10,379
Fate Therapeutics *	158	3,305
FibroGen *	149	2,426
Figs, Cl A *	213	1,572
Fulcrum Therapeutics *	51	284
Fulgent Genetics *	37	1,466
Generation Bio *	82	420
Gilead Sciences	2,514	197,248
Glaukos *	79	4,430
Gossamer Bio *	93	1,032
Guardant Health *	191	9,455
Haemonetics *	95	8,070
Halozyme Therapeutics *	273	13,052
Harmony Biosciences Holdings *	48	2,496
Health Catalyst *	91	803
HealthEquity *	164	12,777
HealthStream *	42	1,037
Heron Therapeutics *	173	666
Heska *	18	1,292
Hims & Hers Health *	193	876
Hologic *	498	33,764
Horizon Therapeutics PLC *	449	27,982
ICU Medical *	37	5,491
Ideaya Biosciences *	52	878

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
IDEXX Laboratories *	166	$59,707
ImmunityBio *	141	776
ImmunoGen *	376	2,233
Inari Medical *	78	6,001
Incyte *	439	32,635
Inhibrx *	46	1,480
Innoviva *	121	1,641
Inogen *	37	838
Inovio Pharmaceuticals *	383	827
Insmed *	204	3,533
Inspire Medical Systems *	53	10,332
Instil Bio *	107	353
Insulet *	138	35,716
Integer Holdings *	57	3,553
Integra LifeSciences Holdings *	136	6,834
Intellia Therapeutics *	126	6,650
Intercept Pharmaceuticals *	42	583
Intra-Cellular Therapies *	161	7,353
Intuitive Surgical *	716	176,473
Invitae *	394	1,017
Ionis Pharmaceuticals *	281	12,420
Iovance Biotherapeutics *	243	2,270
iRhythm Technologies *	55	7,012
Ironwood Pharmaceuticals, Cl A *	272	2,976
iTeos Therapeutics *	46	896
IVERIC bio *	182	4,353
Jazz Pharmaceuticals PLC *	119	17,111
Joint *	25	413
KalVista Pharmaceuticals *	37	188
Karuna Therapeutics *	44	9,651
Kezar Life Sciences *	84	631
Kiniksa Pharmaceuticals, Cl A *	57	651
Krystal Biotech *	34	2,601
Kura Oncology *	110	1,707
Kymera Therapeutics *	70	2,124
Lantheus Holdings *	132	9,767
LeMaitre Vascular	34	1,476
LHC Group *	60	10,026
LivaNova PLC *	100	4,710
Lyell Immunopharma *	104	612
MacroGenics *	99	507
Madrigal Pharmaceuticals *	22	1,558
MannKind *	416	1,406
Marinus Pharmaceuticals *	57	328
Masimo *	102	13,423
MeiraGTx Holdings PLC *	61	443
Meridian Bioscience *	75	2,398
Merit Medical Systems *	104	7,152
Mersana Therapeutics *	127	998
Mesa Laboratories	9	1,190
Mettler-Toledo International *	45	56,922
Mirati Therapeutics *	96	6,463
Mirum Pharmaceuticals *	31	699
Moderna *	698	104,930
ModivCare *	24	2,334
Morphic Holding *	42	1,176

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
Multiplan *	453	$1,300
Myovant Sciences *	72	1,925
Myriad Genetics *	135	2,800
Natera *	163	7,655
National HealthCare	22	1,340
National Research	24	978
Nektar Therapeutics, Cl A *	321	1,207
Neogen *	189	2,495
Neurocrine Biosciences *	187	21,527
Nevro *	58	2,224
NextGen Healthcare *	94	1,884
NGM Biopharmaceuticals *	43	230
Novavax *	137	3,051
Nurix Therapeutics *	64	815
Nuvation Bio *	226	497
Oak Street Health *	184	3,722
Ocugen *	370	636
Ocular Therapeutix *	134	484
Omeros *	106	351
Omnicell *	81	6,263
OptimizeRx *	27	416
Option Care Health *	284	8,594
OraSure Technologies *	127	554
OrthoPediatrics *	25	1,062
Outset Medical *	82	1,274
Owens & Minor	129	2,193
Pacific Biosciences of California *	384	3,241
Pacira BioSciences *	77	3,986
Patterson	153	3,973
PDL BioPharma *(A)	64	—
Pennant Group *	46	566
Penumbra *	70	12,003
Personalis *	63	168
PetIQ, Cl A *	47	386
Phathom Pharmaceuticals *	35	371
Phibro Animal Health, Cl A	36	529
Phreesia *	85	2,322
PMV Pharmaceuticals *	52	640
Praxis Precision Medicines *	65	128
Premier, Cl A	238	8,301
Prestige Consumer Healthcare *	87	4,740
Privia Health Group *	153	5,122
Progyny *	122	5,425
Prometheus Biosciences *	45	2,363
Protagonist Therapeutics *	79	640
PTC Therapeutics *	129	4,879
Pulmonx *	49	655
Quanterix *	59	653
Quest Diagnostics	234	33,614
QuidelOrtho *	92	8,258
R1 RCM *	237	4,185
RadNet *	85	1,625
RAPT Therapeutics *	42	916
Reata Pharmaceuticals, Cl A *	52	1,674
Recursion Pharmaceuticals, Cl A *	143	1,509
REGENXBIO *	64	1,515

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
Relay Therapeutics *	129	$2,866
Relmada Therapeutics *	45	288
Replimune Group *	52	955
ResMed	290	64,870
Revance Therapeutics *	117	2,610
REVOLUTION Medicines *	87	1,763
Rhythm Pharmaceuticals *	75	1,888
Rigel Pharmaceuticals *	300	219
Rocket Pharmaceuticals *	105	1,959
Royalty Pharma PLC, Cl A	726	30,724
Sage Therapeutics *	89	3,352
Sangamo Therapeutics *	213	935
Sarepta Therapeutics *	166	18,927
Scholar Rock Holding *	50	488
Schrodinger *	101	2,421
Seagen *	362	46,032
SeaSpine Holdings *	56	360
Seer, Cl A *	60	470
Select Medical Holdings	190	4,879
Senseonics Holdings *	654	772
Seres Therapeutics *	122	1,081
Shockwave Medical *	69	20,227
SI-BONE *	50	972
SIGA Technologies	72	662
Signify Health, Cl A *	113	3,303
Silk Road Medical *	59	2,601
Simulations Plus	28	1,162
SmileDirectClub, Cl A *	196	141
Sorrento Therapeutics *	563	884
Sotera Health *	156	1,073
SpringWorks Therapeutics *	56	1,345
STAAR Surgical *	89	6,307
STERIS PLC	199	34,343
Stoke Therapeutics *	31	460
Supernus Pharmaceuticals *	90	3,084
Surmodics *	24	819
Sutro Biopharma *	64	469
Syndax Pharmaceuticals *	79	1,814
Syneos Health, Cl A *	205	10,328
Tactile Systems Technology *	33	246
Tandem Diabetes Care *	112	6,289
Teladoc Health *	307	9,099
Teleflex	94	20,169
TG Therapeutics *	232	1,350
Theravance Biopharma *	89	887
TransMedics Group *	45	2,170
Travere Therapeutics *	104	2,255
Treace Medical Concepts *	54	1,322
Twist Bioscience *	89	2,922
UFP Technologies *	12	1,126
Ultragenyx Pharmaceutical *	121	4,896
United Therapeutics *	89	20,517
US Physical Therapy	22	1,954
Vanda Pharmaceuticals *	94	984
Varex Imaging *	69	1,526
Vaxart *	219	366

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
Vaxcyte *	65	$2,835
Veeva Systems, Cl A *	277	46,519
Veracyte *	123	2,474
Verastem *	316	133
ViewRay *	270	1,158
Vir Biotechnology *	127	2,791
Waters *	121	36,200
West Pharmaceutical Services	147	33,825
Xencor *	101	2,828
Y-mAbs Therapeutics *	62	224
Zentalis Pharmaceuticals *	72	1,806
Zimmer Biomet Holdings	418	47,380
Zoetis, Cl A	944	142,336

		3,860,715

INDUSTRIALS — 8.8%
3D Systems *	223	1,969
3M	1,139	143,275
AAON	73	4,708
AAR *	59	2,615
ABM Industries	124	5,519
ACCO Brands	164	754
Acuity Brands	68	12,483
ADT	347	2,936
Advanced Drainage Systems	144	16,687
AECOM	282	21,229
AGCO	122	15,149
Air Lease, Cl A	200	7,058
Air Transport Services Group *	102	2,978
Alamo Group	20	3,042
Alaska Air Group *	252	11,204
Albany International, Cl A	56	5,131
Allegiant Travel, Cl A *	27	2,026
Allegion PLC	176	18,440
Allied Motion Technologies	22	744
Allison Transmission Holdings	181	7,647
Altra Industrial Motion	113	6,796
AMERCO	18	10,353
Ameresco, Cl A *	55	3,326
American Airlines Group *	1,286	18,235
American Woodmark *	29	1,315
AMETEK	461	59,773
AO Smith	259	14,188
API Group *	408	6,728
Apogee Enterprises	38	1,743
Applied Industrial Technologies	71	8,831
ArcBest	42	3,336
Arcosa	84	5,393
Argan	25	867
Armstrong World Industries	88	6,650
Array Technologies *	246	4,453
ASGN *	100	8,478
Astec Industries	39	1,702
Astronics *	44	407
Atkore *	83	7,910
Atlas Air Worldwide Holdings *	46	4,652

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS— continued
Avis Budget Group *	98	$23,173
Axon Enterprise *	134	19,489
AZEK, Cl A *	263	4,605
AZZ	42	1,688
Babcock & Wilcox Enterprises *	146	666
Barnes Group	84	2,971
Barrett Business Services	12	1,047
Beacon Roofing Supply *	104	5,860
Blink Charging *	64	947
Bloom Energy, Cl A *	290	5,426
Blue Bird *	37	339
BlueLinx Holdings *	17	1,198
Boise Cascade	68	4,540
Brady, Cl A	82	3,752
BrightView Holdings *	77	687
Brink’s	82	4,890
Builders FirstSource *	347	21,396
Carlisle	103	24,596
Carrier Global	1,701	67,632
Casella Waste Systems, Cl A *	93	7,608
Caterpillar	1,071	231,829
CBIZ *	88	4,368
CH Robinson Worldwide	256	25,016
ChargePoint Holdings *	255	3,565
Chart Industries *	73	16,270
Cintas	175	74,821
CIRCOR International *	35	723
Clean Harbors *	102	12,491
Columbus McKinnon	49	1,397
Comfort Systems USA	65	8,013
Construction Partners, Cl A *	69	2,149
Copart *	428	49,229
Core & Main, Cl A *	105	2,476
CoreCivic *	208	2,178
CoStar Group *	783	64,770
CRA International	13	1,336
Crane Holdings	96	9,633
CSW Industrials	27	3,481
CSX	4,367	126,905
Cummins	277	67,729
Curtiss-Wright	77	12,923
Custom Truck One Source *	106	735
Daseke *	70	417
Deere	557	220,472
Delta Air Lines *	1,280	43,430
Deluxe	75	1,378
Desktop Metal, Cl A *	379	958
Donaldson	245	14,075
Douglas Dynamics	39	1,324
Dover	288	37,639
Driven Brands Holdings *	157	5,021
Dun & Bradstreet Holdings	336	4,318
DXP Enterprises *	27	772
Dycom Industries *	54	6,382
Eagle Bulk Shipping	22	1,064
Eaton PLC	797	119,606

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS— continued
EMCOR Group	101	$14,251
Emerson Electric	1,182	102,361
Encore Wire	33	4,540
Energy Recovery *	82	2,110
Enerpac Tool Group, Cl A	105	2,668
EnerSys	71	4,707
Ennis	43	970
EnPro Industries	36	3,834
Equifax	244	41,368
ESCO Technologies	45	3,878
Evoqua Water Technologies *	239	9,364
Expeditors International of Washington	333	32,584
Exponent	102	9,717
Fastenal	1,150	55,579
Federal Signal	105	4,898
FedEx	478	76,614
Flowserve	244	6,998
Fluence Energy, Cl A *	62	926
Fluor *	260	7,868
Forrester Research *	20	846
Fortune Brands Home & Security	263	15,864
Forward Air	47	4,976
Franklin Covey *	22	1,113
Franklin Electric	73	5,982
Frontier Group Holdings *	65	852
FTI Consulting *	67	10,427
FuelCell Energy *	620	1,934
Gates Industrial PLC *	220	2,453
GATX	65	6,806
Genco Shipping & Trading	73	978
Generac Holdings *	126	14,605
GEO Group *	204	1,726
Gibraltar Industries *	57	2,912
Global Industrial	13	413
GMS *	75	3,540
Gorman-Rupp	30	814
Graco	336	23,379
GrafTech International	347	1,766
Granite Construction	80	2,698
Great Lakes Dredge & Dock *	112	847
Greenbrier	54	1,907
Griffon	82	2,635
H&E Equipment Services	56	2,115
Harsco *	137	725
Hawaiian Holdings *	87	1,255
Hayward Holdings *	288	2,664
Healthcare Services Group	129	1,801
Heartland Express	81	1,205
HEICO	73	11,873
Heidrick & Struggles International	34	957
Helios Technologies	57	3,231
Herc Holdings	56	6,586
Heritage-Crystal Clean *	27	742
Hexcel	167	9,302

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS— continued
Hillenbrand	126	$5,567
HNI	73	2,116
Honeywell International	1,372	279,915
Howmet Aerospace	830	29,506
Hub Group, Cl A *	58	4,501
Hubbell, Cl B	109	25,885
Huron Consulting Group *	37	2,724
Hydrofarm Holdings Group *	49	126
Hyliion Holdings *	179	510
Hyster-Yale Materials Handling	12	350
IAA *	268	10,165
ICF International	32	3,828
Ideanomics *	820	250
IDEX	151	33,569
IES Holdings *	35	1,156
Illinois Tool Works	623	133,029
Ingersoll Rand	815	41,157
Insperity	67	7,907
Insteel Industries	32	843
Interface, Cl A	102	1,154
ITT	166	12,681
Jacobs Solutions	256	29,496
JB Hunt Transport Services	166	28,398
JELD-WEN Holding *	150	1,591
JetBlue Airways *	561	4,510
John Bean Technologies	59	5,381
Johnson Controls International PLC	1,399	80,918
Kadant	20	3,559
KAR Auction Services *	209	3,037
KBR	277	13,786
Kelly Services, Cl A	59	964
Kennametal	138	3,686
Kforce	35	2,214
Kimball International, Cl B	63	466
Kirby *	112	7,812
Knight-Swift Transportation Holdings, Cl A	308	14,793
Korn Ferry	100	5,559
Landstar System	75	11,716
Legalzoom.com *	124	1,147
Lennox International	65	15,182
Lincoln Electric Holdings	112	15,904
Lindsay	19	3,217
Lyft, Cl A *	591	8,652
Manitowoc *	60	547
ManpowerGroup	100	7,834
Marten Transport	103	1,933
Masco	471	21,793
MasTec *	117	9,018
Matson	70	5,151
Matthews International, Cl A	51	1,371
Maxar Technologies	125	2,792
McGrath RentCorp	42	3,950
MDU Resources Group	389	11,079
Middleby *	103	14,406

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS— continued
Miller Industries	19	$483
MillerKnoll	132	2,796
Montrose Environmental Group *	45	1,970
Moog, Cl A	50	4,238
MRC Global *	139	1,394
MSA Safety	73	9,800
MSC Industrial Direct, Cl A	86	7,136
Mueller Industries	105	6,577
Mueller Water Products, Cl A	268	3,136
MYR Group *	29	2,538
Nikola *	591	2,240
Nordson	105	23,625
Norfolk Southern	519	118,368
NOW *	194	2,470
NV5 Global *	22	3,189
nVent Electric PLC	325	11,863
Old Dominion Freight Line	198	54,371
Omega Flex	6	566
Oshkosh	132	11,616
Otis Worldwide	846	59,761
Owens Corning	196	16,780
PACCAR	684	66,232
Parker-Hannifin	257	74,689
Parsons *	203	9,517
Pentair PLC	330	14,174
PGT Innovations *	100	2,131
Pitney Bowes	283	880
Plug Power *	1,019	16,284
Primoris Services	92	1,857
Proto Labs *	48	1,833
Quanex Building Products	57	1,263
Quanta Services	282	40,055
Radiant Logistics *	67	407
RBC Bearings *	58	14,705
Regal Rexnord	133	16,830
Rentokil Initial PLC ADR	35	1,088
Republic Services, Cl A	412	54,639
Resideo Technologies *	252	5,952
Resources Connection	54	987
REV Group	60	824
Robert Half International	215	16,439
Rockwell Automation	233	59,485
Rollins	474	19,946
Rush Enterprises, Cl A	75	3,742
Ryder System	94	7,568
Saia *	52	10,341
Schneider National, Cl B	96	2,135
Science Applications International	112	12,134
Sensata Technologies Holding PLC	313	12,586
Shoals Technologies Group, Cl A *	107	2,473
Shyft Group	56	1,287
Simpson Manufacturing	81	6,924
SiteOne Landscape Supply *	89	10,312
SkyWest *	85	1,503

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS— continued
Snap-on	105	$23,315
Southwest Airlines *	1,183	43,002
SP Plus *	39	1,444
Spirit AeroSystems Holdings, Cl A	196	4,539
Spirit Airlines *	182	4,004
SPX Technologies *	77	5,070
Standex International	21	2,080
Stanley Black & Decker	302	23,704
Steelcase, Cl A	143	1,111
Stem *	231	3,142
Stericycle *	183	8,158
Sterling Infrastructure *	50	1,350
Sun Country Airlines Holdings *	57	928
SunPower, Cl A *	141	2,607
Sunrun *	403	9,072
Tennant	32	1,864
Terex	119	4,824
Tetra Tech	108	15,258
Thermon Group Holdings *	57	1,012
Timken	132	9,410
Titan International *	103	1,541
Titan Machinery *	35	1,203
Toro	209	22,035
TPI Composites *	63	627
Trane Technologies PLC	466	74,388
Transcat *	12	993
TransDigm Group	105	60,455
TransUnion	384	22,760
Trex *	228	10,965
TriNet Group *	116	7,538
Trinity Industries	145	4,137
Triumph Group *	112	1,014
TrueBlue *	60	1,180
TuSimple Holdings, Cl A *	204	700
Tutor Perini *	73	542
Uber Technologies *	3,552	94,377
UFP Industries	121	8,619
UniFirst	26	4,784
Union Pacific	1,256	247,608
United Airlines Holdings *	652	28,088
United Parcel Service, Cl B	1,469	246,454
United Rentals *	144	45,462
Univar Solutions *	316	8,052
Upwork *	202	2,717
Valmont Industries	43	13,726
Verisk Analytics, Cl A	315	57,591
Veritiv *	25	2,907
Vertiv Holdings, Cl A	575	8,228
Viad *	35	1,305
Vicor *	39	1,863
Virgin Galactic Holdings *	364	1,682
VSE	18	833
Wabash National	84	1,819
Waste Management	797	126,221
Watsco	66	17,883

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS— continued
Watts Water Technologies, Cl A	50	$7,318
Werner Enterprises	95	3,724
WESCO International *	89	12,262
Westinghouse Air Brake Technologies	355	33,114
Willdan Group *	21	290
WillScot Mobile Mini Holdings, Cl A *	437	18,586
Woodward	117	10,729
WW Grainger	93	54,345
XPO Logistics *	203	10,503
Xylem	358	36,670
Zurn Elkay Water Solutions	232	5,450

		5,643,419

INFORMATION TECHNOLOGY — 29.9%
8x8 *	201	850
908 Devices *	29	464
A10 Networks	110	1,848
Accenture PLC, Cl A	1,266	359,417
ACI Worldwide *	199	4,842
ACM Research, Cl A *	72	461
Adeia	180	2,012
Adobe *	943	300,345
ADTRAN Holdings	84	1,887
Advanced Energy Industries	70	5,505
Advanced Micro Devices *	3,233	194,147
Aeva Technologies *	172	344
Agilysys *	41	2,631
Akamai Technologies *	316	27,912
Akoustis Technologies *	91	303
Alarm.com Holdings *	90	5,296
Alkami Technology *	59	935
Alpha & Omega Semiconductor *	37	1,212
Altair Engineering, Cl A *	89	4,365
Alteryx, Cl A *	109	5,312
Ambarella *	63	3,448
Amdocs	250	21,577
American Software, Cl A	55	942
Amkor Technology	98	2,037
Amphenol, Cl A	1,190	90,238
Analog Devices	1,044	148,895
ANSYS *	174	38,482
Appfolio, Cl A *	32	4,012
Appian, Cl A *	70	3,417
Apple	32,667	5,009,158
Applied Materials	1,763	155,655
Arista Networks *	474	57,288
Arlo Technologies *	142	731
Arrow Electronics *	133	13,468
Asana, Cl A *	127	2,616
Aspen Technology *	55	13,212
Autodesk *	434	93,006
Automatic Data Processing	837	202,303
Avaya Holdings *	146	231
Aviat Networks *	18	588

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY— continued
Avid Technology *	72	$1,979
AvidXchange Holdings *	226	2,057
Avnet	184	7,395
Axcelis Technologies *	57	3,306
AXT *	70	318
Badger Meter	51	5,736
Belden	76	5,292
Benchmark Electronics	60	1,703
Benefitfocus *	50	352
Bentley Systems, Cl B	385	13,583
BigCommerce Holdings *	92	1,367
Bill.com Holdings *	192	25,605
Black Knight *	300	18,141
Blackbaud *	77	4,212
Blackline *	102	5,712
Block, Cl A *	1,026	61,632
Box, Cl A *	258	7,495
Brightcove *	71	476
Broadcom	799	375,626
Broadridge Financial Solutions	231	34,664
BTRS Holdings, Cl 1 *	132	1,246
C3.ai, Cl A *	139	1,822
Cadence Design Systems *	550	83,264
Calix *	106	7,806
Cantaloupe *	117	392
Cass Information Systems	21	898
CDW	270	46,659
Cerence *	68	1,170
Ceridian HCM Holding *	281	18,599
CEVA *	40	1,106
ChannelAdvisor *	51	1,175
Ciena *	302	14,466
Cirrus Logic *	114	7,652
Cisco Systems	8,303	377,205
Cleanspark *	69	240
Clearfield *	20	2,429
Cloudflare, Cl A *	543	30,582
Cognex	337	15,580
Cognizant Technology Solutions, Cl A	1,048	65,238
Coherent *	255	8,575
Cohu *	83	2,732
CommScope Holding *	352	4,660
CommVault Systems *	77	4,689
Comtech Telecommunications	44	486
Concentrix	86	10,512
Conduent *	347	1,430
Corsair Gaming *	66	911
Coupa Software *	149	7,931
Crowdstrike Holdings, Cl A *	413	66,576
CSG Systems International	54	3,492
CTS	55	2,174
Datadog, Cl A *	502	40,416
Dell Technologies, Cl C	556	21,350
Diebold Nixdorf *	126	314
Digi International *	59	2,379

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY— continued
Digimarc *	27	$441
Digital Turbine *	146	2,132
DigitalOcean Holdings *	76	2,730
Diodes *	82	5,877
DocuSign, Cl A *	391	18,885
Dolby Laboratories, Cl A	130	8,689
Domo, Cl B *	50	883
DoubleVerify Holdings *	108	3,157
Dropbox, Cl A *	561	12,202
Duck Creek Technologies *	132	1,576
DXC Technology *	485	13,944
Dynatrace *	382	13,462
E2open Parent Holdings *	404	2,355
Eastman Kodak *	93	498
Ebix	41	811
Edgio *	215	578
Elastic *	150	9,592
Enphase Energy *	261	80,127
Entegris	296	23,447
Envestnet *	92	4,537
EPAM Systems *	111	38,850
ePlus *	46	2,241
Euronet Worldwide *	91	7,645
Everbridge *	68	2,130
Evo Payments, Cl A *	82	2,763
ExlService Holdings *	64	11,638
Extreme Networks *	222	3,983
F5 *	121	17,292
Fair Isaac *	51	24,421
FARO Technologies *	32	935
Fastly, Cl A *	189	1,605
Fidelity National Information Services	1,213	100,667
First Solar *	186	27,076
Fiserv *	1,204	123,699
Five9 *	137	8,256
FleetCor Technologies *	146	27,174
FormFactor *	136	2,749
Fortinet *	1,341	76,652
Gartner *	160	48,307
Genpact	341	16,538
Global Payments	558	63,757
GLOBALFOUNDRIES *	1,061	60,159
GoDaddy, Cl A *	322	25,889
Grid Dynamics Holdings *	73	994
Guidewire Software *	166	9,862
Hackett Group	45	983
Harmonic *	177	2,735
Hewlett Packard Enterprise	2,598	37,073
HP	2,107	58,195
HubSpot *	91	26,987
I3 Verticals, Cl A *	38	827
Ichor Holdings *	49	1,247
Identiv *	37	446
Impinj *	41	4,700
Infinera *	367	2,059

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY— continued
Informatica, Cl A *	191	$3,698
Inseego *	183	414
Insight Enterprises *	64	6,049
Intel	8,188	232,785
InterDigital	53	2,643
International Business Machines	1,800	248,922
International Money Express *	55	1,487
Intuit	551	235,552
IPG Photonics *	65	5,568
Itron *	78	3,813
Jabil	261	16,769
Jack Henry & Associates	145	28,864
Jamf Holding *	68	1,610
Juniper Networks	638	19,523
Keysight Technologies *	362	63,042
Kimball Electronics *	42	868
KLA	302	95,568
Knowles *	160	2,200
Lam Research	278	112,529
Lattice Semiconductor *	273	13,243
Littelfuse	49	10,792
LivePerson *	118	1,247
LiveRamp Holdings *	116	2,130
Lumentum Holdings *	141	10,497
MACOM Technology Solutions
Holdings *	87	5,035
Manhattan Associates *	125	15,209
Marathon Digital Holdings *	164	2,150
Marvell Technology	1,691	67,099
Mastercard, Cl A	1,730	567,751
Maximus	116	7,154
MaxLinear, Cl A *	124	3,829
Methode Electronics	62	2,556
Microchip Technology	1,091	67,358
Micron Technology	2,227	120,481
Microsoft	14,798	3,435,060
MicroStrategy, Cl A *	16	4,280
MicroVision *	287	1,050
Mitek Systems *	75	848
MKS Instruments	111	9,119
Model N *	57	2,166
Momentive Global *	214	1,661
MoneyGram International *	150	1,588
MongoDB, Cl A *	130	23,794
Monolithic Power Systems	87	29,532
Motorola Solutions	335	83,653
Napco Security Technologies *	55	1,563
National Instruments	262	10,003
nCino *	110	3,463
NCR *	243	5,166
NetApp	445	30,825
NETGEAR *	49	963
NetScout Systems *	125	4,490
New Relic *	109	6,457
nLight *	74	797
NortonLifeLock	1,158	26,090

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY— continued
Nutanix, Cl A *	436	$11,946
NVIDIA	4,827	651,500
Okta, Cl A *	289	16,219
ON Semiconductor *	858	52,707
ON24 *	63	513
OneSpan *	62	681
Onto Innovation *	92	6,149
Oracle	3,050	238,114
OSI Systems *	29	2,383
Ouster *	120	150
PagerDuty *	131	3,267
Palantir Technologies, Cl A *	3,285	28,875
Palo Alto Networks *	579	99,351
PAR Technology *	45	1,295
Paya Holdings *	147	1,182
Paychex	645	76,310
Paycom Software *	101	34,946
Paycor HCM *	83	2,529
Paylocity Holding *	80	18,543
PayPal Holdings *	2,329	194,658
Paysafe *	658	961
PC Connection *	20	1,063
PDF Solutions *	52	1,226
Pegasystems	69	2,567
Perficient *	59	3,951
Photronics *	105	1,703
Plexus *	48	4,723
Power Integrations	108	7,205
Procore Technologies *	213	11,643
Progress Software	75	3,827
PROS Holdings *	71	1,771
PTC *	210	24,744
Pure Storage, Cl A *	557	17,189
Q2 Holdings *	94	2,918
Qorvo *	215	18,507
QUALCOMM	2,254	265,206
Qualys *	69	9,837
Rackspace Technology *	91	469
Rambus *	191	5,761
Rapid7 *	106	4,799
Repay Holdings, Cl A *	135	822
Rimini Street *	81	454
RingCentral, Cl A *	155	5,506
Riot Blockchain *	198	1,364
Rogers *	37	8,707
Roper Technologies	210	87,053
Sabre *	518	3,010
Salesforce *	1,918	311,848
Sanmina *	117	6,558
ScanSource *	44	1,363
Seagate Technology Holdings PLC	436	21,652
Semtech *	111	3,074
ServiceNow *	398	167,455
Shift4 Payments, Cl A *	91	4,183
ShotSpotter *	15	570
Silicon Laboratories *	76	8,734

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY— continued
SiTime *	27	$2,425
Skyworks Solutions	323	27,781
SMART Global Holdings *	82	1,109
Smartsheet, Cl A *	229	7,997
Snowflake, Cl A *	545	87,363
SolarWinds *	65	606
Splunk *	294	24,434
Sprout Social, Cl A *	78	4,706
SPS Commerce *	71	8,983
SS&C Technologies Holdings	447	22,985
Sumo Logic *	155	1,195
Super Micro Computer *	78	5,428
Switch, Cl A	263	8,955
Synaptics *	73	6,468
Synopsys *	305	89,228
TD SYNNEX	78	7,138
Teledyne Technologies *	93	37,012
Telos *	85	901
Tenable Holdings *	196	7,965
Teradata *	190	6,002
Teradyne	323	26,276
Texas Instruments	1,846	296,523
Thoughtworks Holding *	139	1,336
Trimble *	500	30,080
TTEC Holdings	33	1,468
TTM Technologies *	165	2,526
Turtle Beach *	28	218
Twilio, Cl A *	338	25,137
Tyler Technologies *	82	26,513
Ubiquiti	9	3,121
Ultra Clean Holdings *	78	2,427
Unisys *	115	977
Unity Software *	363	10,708
Universal Display	86	8,189
Upland Software *	47	378
Varonis Systems, Cl B *	187	5,006
Veeco Instruments *	87	1,586
Velodyne Lidar *	294	290
Verint Systems *	119	4,216
VeriSign *	217	43,500
Veritone *	54	400
Verra Mobility, Cl A *	271	4,626
Vertex, Cl A *	51	919
ViaSat *	123	5,038
Viavi Solutions *	428	6,463
Visa, Cl A	3,312	686,114
Vishay Intertechnology	230	4,809
Vishay Precision Group *	21	709
VMware, Cl A *	418	47,011
Vontier	301	5,749
Western Digital *	610	20,966
Western Union	770	10,403
WEX *	87	14,280
Wolfspeed *	245	19,294
Workday, Cl A *	389	60,614
Workiva, Cl A *	76	5,914

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY— continued
Xerox Holdings	254	$3,716
Xperi *	72	1,006
Yext *	206	1,096
Zebra Technologies, Cl A *	107	30,305
Zendesk *	241	18,482
Zoom Video Communications, Cl A *	417	34,794
Zscaler *	165	25,426
Zuora, Cl A *	206	1,584

		19,244,274

MATERIALS — 2.8%
AdvanSix	48	1,746
Air Products and Chemicals	441	110,426
Albemarle	234	65,490
Alcoa	366	14,285
Alpha Metallurgical Resources	28	4,728
American Vanguard	45	1,047
Amyris *	327	919
AptarGroup	130	12,890
Arconic *	182	3,778
Ashland	113	11,856
Aspen Aerogels *	49	621
ATI *	231	6,875
Avery Dennison	162	27,467
Avient	163	5,622
Axalta Coating Systems *	449	10,471
Balchem	64	8,947
Ball	639	31,560
Berry Global Group *	271	12,824
Cabot	105	7,715
Carpenter Technology	83	3,104
Celanese, Cl A	215	20,666
Century Aluminum *	88	634
CF Industries Holdings	413	43,885
Chase	12	1,131
Chemours	295	8,446
Clearwater Paper *	28	1,245
Cleveland-Cliffs *	956	12,418
Coeur Mining *	443	1,675
Commercial Metals	240	10,920
Compass Minerals International	59	2,333
Corteva	1,454	95,004
Crown Holdings	243	16,667
Danimer Scientific *	153	401
Diversey Holdings *	135	729
Dow	1,470	68,708
DuPont de Nemours	1,025	58,630
Eagle Materials	79	9,662
Eastman Chemical	257	19,740
Ecolab	501	78,692
Ecovyst *	110	1,095
Element Solutions	429	7,379
FMC	251	29,844
Freeport-McMoRan	2,900	91,901
Glatfelter	76	215

COMMON STOCK — continued

	Shares	Value
MATERIALS— continued
Graphic Packaging Holding	610	$14,006
Greif, Cl A	45	2,979
Hawkins	34	1,531
Haynes International	21	1,027
HB Fuller	94	6,553
Hecla Mining	931	4,255
Huntsman	387	10,356
Ingevity *	68	4,574
Innospec	43	4,300
International Flavors &
Fragrances	509	49,683
International Paper	747	25,107
Intrepid Potash *	16	724
Kaiser Aluminum	27	2,181
Koppers Holdings	36	899
Kronos Worldwide	39	370
Livent *	322	10,166
Louisiana-Pacific	170	9,630
LyondellBasell Industries, Cl A	514	39,295
Martin Marietta Materials	125	41,997
Materion	35	3,000
Mativ Holdings	94	2,241
Minerals Technologies	57	3,136
Mosaic	722	38,808
MP Materials *	244	7,330
Myers Industries	63	1,278
NewMarket	13	3,956
Newmont	1,586	67,120
Nucor	530	69,631
O-I Glass, Cl I *	270	4,404
Olin	308	16,309
Packaging Corp of America	185	22,239
Pactiv Evergreen	75	818
Piedmont Lithium *	29	1,804
PPG Industries	473	54,007
PureCycle Technologies *	174	1,439
Quaker Chemical	24	3,903
Ranpak Holdings, Cl A *	129	490
Rayonier Advanced Materials *	107	487
Reliance Steel & Aluminum	122	24,581
Royal Gold	131	12,440
RPM International	257	24,304
Ryerson Holding	28	939
Schnitzer Steel Industries, Cl A	45	1,215
Scotts Miracle-Gro, Cl A	70	3,214
Sealed Air	290	13,810
Sensient Technologies	78	5,574
Sherwin-Williams	483	108,689
Silgan Holdings	157	7,436
Sonoco Products	194	12,044
Steel Dynamics	358	33,670
Stepan	38	3,969
Summit Materials, Cl A *	224	5,902
SunCoke Energy	145	1,053
TimkenSteel *	66	1,151
Tredegar	49	534

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
MATERIALS— continued
TriMas	74	$1,691
Trinseo PLC	64	1,204
Tronox Holdings PLC, Cl A	200	2,400
United States Steel	516	10,506
Valvoline	358	10,511
Vulcan Materials	266	43,544
Warrior Met Coal	90	3,343
Westlake	62	5,992
WestRock	519	17,677
Worthington Industries	54	2,568

		1,816,385

REAL ESTATE — 3.7%
Acadia Realty Trust ‡	163	2,277
Agree Realty ‡	141	9,687
Alexander & Baldwin ‡	126	2,454
Alexander’s ‡	4	940
Alexandria Real Estate Equities ‡	324	47,077
American Assets Trust ‡	86	2,363
American Homes 4 Rent, Cl A ‡	607	19,388
American Tower ‡	910	188,543
Americold Realty Trust ‡	536	12,998
Anywhere Real Estate *	202	1,501
Apartment Income ‡	314	12,067
Apartment Investment and
Management, Cl A ‡	261	2,072
Apple Hospitality ‡	395	6,762
Armada Hoffler Properties ‡	116	1,356
Ashford Hospitality Trust *‡	60	487
AvalonBay Communities ‡	282	49,384
Bluerock Homes Trust *‡	6	158
Boston Properties ‡	313	22,755
Brandywine Realty Trust ‡	295	1,935
Brixmor Property Group ‡	592	12,616
Broadstone Net Lease, Cl A ‡	301	5,159
Camden Property Trust ‡	202	23,341
CareTrust ‡	167	3,120
CBL & Associates Properties ‡	44	1,264
CBRE Group, Cl A *	658	46,679
Centerspace ‡	27	1,871
Chatham Lodging Trust *‡	80	1,038
Community Healthcare Trust ‡	41	1,419
Corporate Office Properties Trust ‡	196	5,223
Cousins Properties ‡	277	6,582
Crown Castle	863	115,003
CTO Realty Growth ‡	27	543
CubeSmart ‡	449	18,800
Cushman & Wakefield PLC *	325	3,754
DiamondRock Hospitality ‡	366	3,418
Digital Realty Trust ‡	570	57,142
DigitalBridge Group	244	3,126
Diversified Healthcare Trust ‡	414	563
Douglas Emmett ‡	314	5,523
Easterly Government Properties,
Cl A ‡	151	2,626
EastGroup Properties ‡	81	12,692

COMMON STOCK — continued

	Shares	Value
REAL ESTATE— continued
Elme Communities ‡	152	$2,902
Empire State Realty Trust, Cl A ‡	244	1,798
EPR Properties ‡	139	5,365
Equinix	181	102,526
Equity Commonwealth ‡	193	5,049
Equity LifeStyle Properties ‡	355	22,706
Equity Residential ‡	738	46,509
Essential Properties Realty Trust ‡	227	4,885
Essex Property Trust ‡	130	28,891
eXp World Holdings	124	1,638
Extra Space Storage ‡	265	47,022
Farmland Partners ‡	65	911
Federal Realty Investment Trust ‡	157	15,540
First Industrial Realty Trust ‡	262	12,479
Five Point Holdings, Cl A *	102	233
Forestar Group *	32	371
Four Corners Property Trust ‡	139	3,561
Franklin Street Properties ‡	173	498
FRP Holdings *	10	606
Gaming and Leisure Properties ‡	471	23,606
Getty Realty ‡	70	2,204
Gladstone Commercial ‡	66	1,161
Gladstone Land ‡	56	1,140
Global Medical ‡	108	987
Global Net Lease ‡	182	2,229
Healthpeak Properties ‡	1,059	25,130
Hersha Hospitality Trust, Cl A ‡	58	531
Highwoods Properties ‡	195	5,505
Host Hotels & Resorts ‡	1,413	26,677
Howard Hughes *	97	5,951
Hudson Pacific Properties ‡	241	2,661
Independence Realty Trust ‡	412	6,905
Industrial Logistics Properties Trust ‡	113	529
Innovative Industrial Properties, Cl A ‡	12	1,297
Invitation Homes ‡	1,215	38,503
Iron Mountain ‡	576	28,840
iStar ‡	115	1,205
JBG SMITH Properties ‡	214	4,211
Jones Lang LaSalle *	98	15,591
Kennedy-Wilson Holdings	206	3,422
Kilroy Realty ‡	228	9,745
Kimco Realty ‡	1,212	25,913
Kite Realty Group Trust ‡	408	8,013
Lamar Advertising, Cl A ‡	173	15,956
Life Storage ‡	166	18,361
LTC Properties ‡	68	2,630
LXP Industrial Trust, Cl B ‡	494	4,782
Macerich ‡	361	4,018
Marcus & Millichap	43	1,584
Mid-America Apartment Communities ‡	224	35,269
National Health Investors ‡	77	4,366
National Retail Properties ‡	349	14,668
National Storage Affiliates Trust ‡	159	6,783

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
REAL ESTATE— continued
Necessity Retail ‡	232	$1,587
NETSTREIT‡	78	1,468
Newmark Group, Cl A	269	2,203
NexPoint Residential Trust ‡	40	1,824
Office Properties Income Trust ‡	81	1,239
Omega Healthcare Investors ‡	477	15,159
One Liberty Properties ‡	28	631
Opendoor Technologies *	685	1,774
Outfront Media ‡	247	4,458
Paramount Group ‡	325	2,103
Park Hotels & Resorts ‡	434	5,677
Pebblebrook Hotel Trust ‡	226	3,625
Piedmont Office Realty Trust, Cl A ‡	214	2,236
Plymouth Industrial ‡	63	1,162
PotlatchDeltic‡	147	6,520
Prologis‡	1,834	203,099
Public Storage ‡	309	95,713
Rayonier‡	289	9,739
RE/MAX Holdings, Cl A	32	623
Realty Income ‡	1,196	74,484
Redfin*	181	871
Regency Centers ‡	340	20,573
Retail Opportunity Investments ‡ .	210	3,041
Rexford Industrial Realty	321	17,745
RLJ Lodging Trust ‡	288	3,505
RMR Group, Cl A	25	684
RPT Realty ‡	147	1,367
Ryman Hospitality Properties ‡	107	9,514
Sabra Health Care ‡	427	5,833
Safehold‡	30	877
Saul Centers ‡	23	942
SBA Communications, Cl A	213	57,489
Seritage Growth Properties *‡	61	655
Service Properties Trust ‡	286	2,319
Simon Property Group ‡	653	71,164
SITE Centers ‡	323	3,999
SL Green Realty ‡	111	4,409
Spirit MTA ‡(A)	23	18
Spirit Realty Capital ‡	255	9,902
St. Joe	100	3,553
STAG Industrial ‡	356	11,246
STORE Capital ‡	555	17,649
Summit Hotel Properties ‡	181	1,564
Sun Communities ‡	228	30,746
Sunstone Hotel Investors ‡	378	4,215
Tanger Factory Outlet Centers ‡	178	3,206
Tejon Ranch *	43	728
Terreno Realty ‡	147	8,400
UDR ‡	647	25,725
UMH Properties ‡	82	1,438
Uniti Group ‡	400	3,104
Urban Edge Properties ‡	199	2,810
Urstadt Biddle Properties, Cl A ‡	52	974
Ventas‡	797	31,187
Veris Residential *‡	150	2,374

COMMON STOCK — continued

	Shares	Value
REAL ESTATE— continued
VICI Properties ‡	1,489	$47,692
Vornado Realty Trust ‡	333	7,855
Welltower‡	909	55,485
Weyerhaeuser‡	1,492	46,148
Whitestone, Cl B ‡	81	762
WP Carey ‡	379	28,918
Xenia Hotels & Resorts ‡	199	3,399
Zillow Group, Cl C *	333	10,276

		2,369,254

UTILITIES — 3.3%
AES	1,331	34,819
ALLETE	107	6,021
Alliant Energy	501	26,137
Ameren	514	41,901
American Electric Power	1,010	88,799
American States Water	68	6,151
American Water Works	363	52,758
Artesian Resources, Cl A	14	732
Atmos Energy	270	28,769
Avangrid	132	5,370
Avista	126	5,170
Black Hills	129	8,433
California Water Service Group	100	6,206
CenterPoint Energy	1,258	35,991
Chesapeake Utilities	30	3,731
Clearway Energy, Cl C	138	4,794
CMS Energy	579	33,032
Consolidated Edison	709	62,364
Dominion Energy	1,619	113,281
DTE Energy	386	43,275
Duke Energy	1,541	143,590
Edison International	763	45,811
Entergy	406	43,499
Essential Utilities	506	22,375
Evergy	453	27,692
Eversource Energy	687	52,404
Exelon	1,958	75,559
FirstEnergy	1,084	40,878
Hawaiian Electric Industries	217	8,255
IDACORP	100	10,470
MGE Energy	63	4,290
Middlesex Water	30	2,684
National Fuel Gas	175	11,811
New Jersey Resources	192	8,571
NextEra Energy	3,929	304,498
NextEra Energy Partners	160	11,851
NiSource	805	20,680
Northwest Natural Holding	59	2,837
NorthWestern	94	4,966
NRG Energy	468	20,779
OGE Energy	400	14,652
ONE Gas	105	8,135
Ormat Technologies	111	10,040
Otter Tail	66	4,450
PG&E *	3,112	46,462

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
UTILITIES— continued
Pinnacle West Capital	226	$15,190
PNM Resources	170	7,900
Portland General Electric	178	7,999
PPL	1,473	39,020
Public Service Enterprise Group	1,005	56,350
Sempra Energy	632	95,394
SJW Group	47	3,322
South Jersey Industries	244	8,460
Southern	2,124	139,080
Spire	94	6,562
Star Group	57	503
Sunnova Energy International *	171	3,170
UGI	417	14,733
Unitil	28	1,476
Vistra	821	18,858
WEC Energy Group	631	57,629
Xcel Energy	1,089	70,905
York Water	24	1,045

		2,102,569

Total Common Stock (Cost $67,224,742)		62,220,701

RIGHTS — 0.0%

	Number Of Rights
Achillion Pharmaceuticals*‡‡(A)	78	78
Flexion Therapeutics*‡‡(A)	42	—
Prevail Therapeutics*‡‡(A)	16	—
Progenics Pharmaceuticals*‡‡(A)	45	—
Radius Health*‡‡(A)	82	—

RIGHTS — continued

	Number Of Rights	Value
Zagg*‡‡(A)	17	$—
Zogenix*‡‡(A)	79	—

Total Rights (Cost $–)		78

WARRANTS — 0.0%

	Number Of Warrants
Nabors Industries, Strike Price
$166, *Expires 6/14/2026	2	54

Total Warrants (Cost $–)		54

PREFERRED STOCK — 0.0%

	Shares
COMMUNICATION SERVICES — 0.0%
AMC Entertainment Holdings*(B)	905	1,855

Total Preferred Stock (Cost $8,876)		1,855

Total Investments in Securities— 96.7% (Cost $67,233,618)		$62,222,688

Percentages are based on Net Assets of $64,354,644.

# More	narrow industries are utilized for compliance purposes, whereas
broad	sectors are utilized for reporting purposes.
* Non-income	producing security.
‡ Real	Estate Investment Trust.
‡‡ Expiration	date unavailable.
(A) Level	3 security in accordance with fair value hierarchy.
(B) There	is currently no rate available.

See “Glossary for abbreviations”.

A list of the open OTC swap agreements held by the Fund at October 31, 2022, is as follows:

				Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation
Wells Fargo	WFCBL2N21 Custom Basket*	USD– LIBOR-BBA+ 0.450%	Asset Return	Annually	6/07/2023	USD	2,261,808	$71,401	$—	$71,401

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

*The following table represents the individual common stock exposures comprising the WFCBL2N21 Custom Basket Total Return Swaps as of October 31, 2022:

Shares	Description	Notional Amount ($)	Unrealized Appreciation ($)	Percentage of Basket (%)
261	Accenture PLC	18,942	598	0.8
193	Adobe Inc	15,733	497	0.7
2,456	Alphabet Inc, Class A	59,300	1,872	2.6
2,272	Alphabet Inc, Class C	54,926	1,734	2.4
311	American Express Co	11,789	372	0.5
224	Amgen Inc	15,450	488	0.7
6,689	Apple Inc	261,987	8,270	11.6
3,002	AT&T Inc	13,981	441	0.6
173	Automatic Data Processing Inc	10,668	337	0.5
3,303	Bank Of America Corp	30,412	960	1.3
534	Berkshire Hathaway Inc	40,284	1,272	1.8
890	Bristol-Myers Squibb Co	17,613	556	0.8
164	Broadcom Inc	19,694	622	0.9
219	Caterpillar Inc	12,114	382	0.5
702	Charles Schwab Corp/The	14,282	451	0.6
813	Chevron Corp	37,586	1,187	1.7
1,713	Cisco Systems Inc	19,877	627	0.9
1,784	Coca-Cola Co/The	27,271	861	1.2
1,860	Comcast Corp	15,082	476	0.7
527	Conocophillips	16,963	535	0.7
117	Deere & Co	11,783	372	0.5
331	Eli Lilly & Co	30,580	965	1.4
1,733	Exxon Mobil Corp	49,046	1,548	2.2
141	Goldman Sachs Group Inc/The	12,414	392	0.5
426	Home Depot Inc/The	32,260	1,018	1.4
280	Honeywell International Inc	14,593	461	0.6
1,690	Intel Corp	12,271	387	0.5
370	International Business Machines Corp	13,067	413	0.6
113	Intuit Inc	12,335	389	0.5
1,209	Jpmorgan Chase & Co	38,883	1,227	1.7
275	Lowe’S Cos Inc	13,686	432	0.6
927	Meta Platforms Inc	22,071	697	1.0
3,065	Microsoft Corp	181,735	5,737	8.0
566	Morgan Stanley	11,870	375	0.5
183	Netflix Inc	13,640	431	0.6
811	Nextera Energy Inc	16,058	507	0.7
511	Nike Inc	12,105	382	0.5
992	Nvidia Corp	34,205	1,080	1.5
634	Oracle Corp	12,639	399	0.6
569	Pepsico Inc	26,384	833	1.2
650	Philip Morris International Inc	15,256	482	0.7
465	Qualcomm Inc	13,980	441	0.6
146	S&P Global Inc	11,989	378	0.5
393	Salesforce Inc	16,326	515	0.7
1,032	Tesla Inc	59,955	1,893	2.7
385	Texas Instruments Inc	15,812	499	0.7
262	Union Pacific Corp	13,200	417	0.6
303	United Parcel Service Inc	13,005	412	0.6
1,749	Verizon Communications Inc	16,694	527	0.7
759	Walt Disney Co/The	20,646	652	0.9
36,313	Other	779,366	24,602	34.7

		$2,261,808	$71,401	100.0%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2022

The following is a summary of the level of inputs used as of October 31, 2022, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	(1)	Total

Common Stock	$62,220,583	$—	$118		$62,220,701
Rights	—	—	78		78
Warrants	54	—	—		54
Preferred Stock	1,855	—	—		1,855

Total Investments in Securities	$62,222,492	$—	$196		$62,222,688

Other Financial Instruments	Level 1	Level 2	Level 3		Total

OTC Swaps
Total Return Swaps*
Unrealized Appreciation	$—	$71,401	$—		$71,401

Total Other Financial Instruments	$—	$71,401	$—		$71,401

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Swap contracts are valued at the unrealized appreciation on the instrument.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting

Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
REAL ESTATE FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 91.7%#

	Shares	Value
FINANCIALS — 3.1%
Ellington Financial ‡	276,386	$3,698,044

REAL ESTATE — 88.6%
Acadia Realty Trust ‡	101,958	1,424,353
Alexandria Real Estate Equities ‡	49,778	7,232,743
American Homes 4 Rent, Cl A ‡	186,247	5,948,729
Americold Realty Trust ‡	189,679	4,599,716
Broadstone Net Lease, Cl A ‡	296,628	5,084,204
Camden Property Trust ‡	45,586	5,267,462
CBRE Group, Cl A *	74,374	5,276,091
Corporate Office Properties Trust ‡	32,991	879,210
CubeSmart‡	80,416	3,367,018
DigitalBridge Group	271,092	3,469,978
Easterly Government Properties, Cl A ‡	208,665	3,628,684
Elme Communities ‡	91,684	1,750,248
Equinix‡	6,395	3,622,384
Equity LifeStyle Properties ‡	76,736	4,908,035
Independence Realty Trust ‡	329,512	5,522,621
Kilroy Realty ‡	45,717	1,953,945
Lamar Advertising, Cl A ‡	62,889	5,800,252
National Storage Affiliates Trust ‡	114,817	4,898,093
Prologis‡	46,035	5,098,376
Retail Opportunity Investments ‡	273,662	3,962,626
Rexford Industrial Realty ‡	69,377	3,835,161
SBA Communications, Cl A ‡	6,033	1,628,307
Sun Communities ‡	52,134	7,030,270
UDR‡	104,385	4,150,348
Ventas‡	103,152	4,036,338
Welltower‡	39,638	2,419,503

		106,794,695

Total Common Stock (Cost $144,138,031)		110,492,739

Total Investments in Securities— 91.7% (Cost $144,138,031)		$110,492,739

Percentages are based on Net Assets of $120,537,084.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

*	Non-income producing security.

‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.8%

	Shares	Value
AUSTRALIA — 4.5%
BHP Group	81,936	$1,958,057
Macquarie Group	17,804	1,930,328
Woodside Energy Group	70,806	1,629,576

		5,517,961

BRAZIL — 2.6%
MercadoLibre *	1,470	1,325,381
Suzano	177,000	1,824,654

		3,150,035

CANADA — 8.1%
Bank of Montreal	24,193	2,228,487
Canadian National Railway	19,500	2,310,199
Canadian Natural Resources	31,400	1,883,286
Magna International	27,679	1,542,474
Stantec	40,000	1,957,206

		9,921,652

CHINA — 5.8%
Baidu, Cl A *	124,000	1,186,346
China Mengniu Dairy	330,000	1,057,308
COSCO SHIPPING Holdings,
Cl H	945,000	1,019,683
CSPC Pharmaceutical Group	1,556,002	1,599,681
NetEase	103,215	1,125,554
Pinduoduo ADR *	21,300	1,167,879

		7,156,451

COLOMBIA — 0.4%
Interconexion Electrica ESP	116,500	451,021

FRANCE — 9.8%
Dassault Systemes	49,300	1,654,068
Edenred	28,500	1,463,459
Ipsen	16,886	1,735,509
L’Oreal	7,130	2,241,403

COMMON STOCK — continued

	Shares	Value
FRANCE — continued
LVMH Moet Hennessy Louis Vuitton	4,660	$2,942,751
Pernod Ricard	11,500	2,019,538

		12,056,728

GERMANY — 3.0%
Daimler Truck Holding *	64,076	1,709,723
Mercedes-Benz Group	33,752	1,954,627

		3,664,350

HONG KONG — 1.2%
CK Asset Holdings	268,000	1,481,748

INDIA — 3.1%
ICICI Bank	162,000	1,778,375
Infosys	112,000	2,080,478

		3,858,853

INDONESIA — 1.5%
Bank Negara Indonesia Persero	2,970,000	1,789,902

JAPAN — 16.5%
ENEOS Holdings	372,800	1,228,000
Fuji Electric	40,030	1,550,642
Fujitsu	12,700	1,462,642
Hoya	21,260	1,983,809
ITOCHU	75,700	1,959,510
Mitsubishi UFJ Financial Group	465,000	2,187,481
Nintendo	51,400	2,098,241
Nippon Telegraph & Telephone	80,820	2,225,207
Ono Pharmaceutical	75,000	1,763,341
Sony Group	23,000	1,544,934
Tokio Marine Holdings	120,000	2,171,694

		20,175,501

LUXEMBOURG — 1.1%
ArcelorMittal	61,432	1,375,389

MALAYSIA — 1.0%
Kuala Lumpur Kepong	255,000	1,169,289

MEXICO — 0.8%
Cemex *	2,609,100	1,016,618

NETHERLANDS — 3.4%
ASML Holding	4,550	2,149,344
Koninklijke Ahold Delhaize	73,871	2,062,335

		4,211,679

NORWAY — 3.1%
DNB Bank	107,584	1,904,114
Equinor	50,950	1,864,039

		3,768,153

SINGAPORE — 3.5%
Capitaland Investment	575,000	1,222,626
Singapore Technologies Engineering	458,000	1,067,675

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
SINGAPORE — continued
United Overseas Bank	104,440	$2,048,075

		4,338,376

SOUTH AFRICA — 0.9%
MTN Group	154,541	1,092,377

SOUTH KOREA — 1.3%
KB Financial Group	45,571	1,537,215

SPAIN — 2.7%
CaixaBank	445,800	1,477,203
Industria de Diseno Textil	80,000	1,813,636

		3,290,839

SWEDEN — 1.1%
Boliden	46,530	1,355,292

SWITZERLAND — 4.2%
Nestle	30,730	3,346,282
Sonova Holding	7,380	1,744,491

		5,090,773

TAIWAN — 2.3%
Taiwan Semiconductor
Manufacturing	230,160	2,785,706

THAILAND — 1.0%
PTT Exploration & Production
PCL	270,000	1,287,572

UNITED KINGDOM — 10.9%
3i Group PLC	130,000	1,730,123
Compass Group PLC	92,000	1,937,614
Legal & General Group PLC	605,385	1,616,924
Linde PLC	6,450	1,917,908
Lloyds Banking Group PLC	3,825,000	1,843,215
SSE PLC	95,000	1,695,203
Unilever PLC	56,250	2,563,855

		13,304,842

UNITED STATES — 3.0%
American Tower ‡	7,989	1,655,241
Amgen	7,650	2,068,177

		3,723,418

Total Common Stock (Cost $133,490,077)		118,571,740

Total Investments in Securities—96.8% (Cost $133,490,077)		$118,571,740

Percentages are based on Net Assets of $122,456,064.

*	Non-income producing security.
‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

OCTOBER 31, 2022

Glossary:

Portfolio Abbreviation

ADR — American Depositary Receipt

Cl — Class

CLO — Collateralized Loan Obligation

ETF — Exchange Traded Fund

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

S&P — Standard & Poor’s

Ser — Series

SOFR — Secured Overnight Financing Rate

SPDR— Standard & Poor’s Depositary Receipt

TSFR — Term Secured Overnight Financing Rate

Currency Abbreviation

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund	Large Cap Value Fund	Large Cap Growth Fund
Assets:
Investments in securities, at value†	$138,150,905	$144,143,289	$39,474,231	$134,788,814	$114,808,069
Cash	4,003,697	1,355,785	20,999,072	4,506,090	6,164,966
Receivable due from Prime Broker	–	–	29,841,470	–	–
Dividends and Interest receivable	815,630	1,019,493	242,470	91,305	83,367
Receivable for capital shares sold	144,136	227,103	118,345	117,792	120,666
Tax reclaim receivable	–	–	–	12,773	3,414
Prepaid expenses	8,295	8,497	5,742	9,389	8,227

Total Assets	143,122,663	146,754,167	90,681,330	139,526,163	121,188,709

Liabilities:
Securities sold short, at value†††	–	–	22,837,846	–	–
Payable for investment securities purchased	–	–	–	1,379,217	3,339,828
Payable for capital shares redeemed	255,728	439,008	258,574	194,533	174,484
Audit fees payable	29,600	29,600	24,400	24,400	24,400
Foreign currency payable††††	–	–	974,016	–	–
Investment Adviser fees payable	18,328	18,781	58,611	66,713	38,806
Payable due to administrator	9,685	9,931	4,416	8,827	7,687
Chief Compliance Officer fees payable	2,005	2,058	911	1,778	1,538
Payable due to trustees	78	80	36	69	60
Shareholder servicing fees payable (Class S Shares)	23	212	–	50	478
Accrued expenses	35,032	37,387	20,271	23,126	22,176

Total Liabilities	350,479	537,057	24,179,081	1,698,713	3,609,457

Net Assets	$142,772,184	$146,217,110	$66,502,249	$137,827,450	$117,579,252

† Cost of securities	$145,744,608	$167,477,004	$39,150,815	$121,336,022	$118,140,439
††† Proceeds from securities sold short	–	–	(24,664,086)	–	–
†††† Proceeds from foreign currency	–	–	(1,031,123)	–	–

Net Assets:
Paid-in Capital	$151,088,599	$173,307,922	$59,840,652	$118,392,020	$123,765,245
Total Distributable Earnings / (Loss)	(8,316,415)	(27,090,812)	6,661,597	19,435,430	(6,185,993)

Net Assets	$142,772,184	$146,217,110	$66,502,249	$137,827,450	$117,579,252

I Shares:
Net Assets	$142,559,173	$145,333,974	$66,502,249	$137,408,226	$116,415,716
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	15,147,688	17,129,037	5,867,955	9,613,836	9,470,704
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.41	$8.48	$11.33	$14.29	$12.29
Class S Shares:
Net Assets	$213,011	$883,136	N/A	$419,224	$1,163,536
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	22,647	104,190	N/A	29,332	95,155
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.41	$8.48	N/A	$14.29	$12.23

    N/A Not Applicable.

    Amounts designated as “—” are $0 or round to $0.

*  Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
Assets:
Investments in securities, at value†	$118,905,907	$62,222,688	$110,492,739	$118,571,740
Foreign currency, at value††	–	–	69	6,471
OTC Swap Contracts, at value†††	–	71,401	–	–
Cash	4,163,137	2,023,410	10,172,326	4,617,539
Cash held as collateral for equity swaps (Note 2)	–	300,000	–	–
Receivable for investment securities sold	1,176,295	638	–	–
Receivable for capital shares sold	56,068	11,830	26,620	60,977
Dividends and Interest receivable	31,716	41,857	47,794	338,261
Receivable due from Investment Adviser	–	18,504	–	–
Receivable from Custodian	–	81,877	–	–
Tax reclaim receivable	–	535	11,607	434,488
Prepaid expenses	10,261	6,359	15,159	8,294

Total Assets	124,343,384	64,779,099	120,766,314	124,037,770

Liabilities:
Payable for investment securities purchased	1,678,437	–	–	1,254,567
Unrealized loss on foreign currency spot contracts	–	–	–	1,348
Payable for capital shares redeemed	84,948	371,947	101,249	121,435
Audit fees payable	24,400	24,400	24,400	24,400
Investment Adviser fees payable	73,139	–	71,201	72,217
Payable due to administrator	7,792	4,161	7,829	8,120
Chief Compliance Officer fees payable	1,561	832	1,589	1,646
Shareholder servicing fees payable (Class S Shares)	628	–	–	123
Payable due to trustees	61	32	62	64
Accrued Foreign Capital Gains Tax on Appreciated Securities	–	–	–	72,019
Accrued expenses	22,192	23,083	22,900	25,767

Total Liabilities	1,893,158	424,455	229,230	1,581,706

Net Assets	$122,450,226	$64,354,644	$120,537,084	$122,456,064

† Cost of securities	$111,931,635	$67,233,618	$144,138,031	$133,490,077
†† Cost of foreign currency	–	–	78	3,393
†††Premiums received from OTC swap contracts	–	–	–	–

Net Assets:
Paid-in Capital	$114,819,986	$69,210,659	$144,750,398	$147,987,323
Total Distributable Earnings / (Loss)	7,630,240	(4,856,015)	(24,213,314)	(25,531,259)

Net Assets	$122,450,226	$64,354,644	$120,537,084	$122,456,064

I Shares:
Net Assets	$122,388,951	$64,354,644	$120,537,084	$122,312,815
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	10,831,446	5,435,163	14,538,415	12,763,319
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11.30	$11.84	$8.29	$9.58
Class S Shares:
Net Assets	$61,275	N/A	N/A	$143,249
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	5,448	N/A	N/A	14,994
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11.25	N/A	N/A	$9.55

    N/A Not Applicable.

    Amounts designated as “—” are $0 or round to $0.

*  Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	Limited Duration Fund		Core Bond Fund	Long/Short Equity Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income
Interest	$2,465,872		$4,367,438	$246,748	$30,538	$29,184
Dividends	–		20,812	1,100,798	2,690,805	907,482
Less: Foreign Taxes Withheld	–		–	(5,864)	(45,879)	–

Total Investment Income	2,465,872		4,388,250	1,341,682	2,675,464	936,666

Expenses
Investment Advisory Fees	572,027		589,794	668,164	783,709	751,992
Administration Fees	128,131		132,126	47,733	117,065	112,494
Trustees’ Fees	11,547		11,768	3,916	10,434	10,142
Chief Compliance Officer Fees	5,647		5,776	3,829	5,341	5,029
Shareholder Servicing Fees (Class S Shares)	206		1,016	–	441	1,347
Transfer Agent Fees	50,102		51,139	23,179	48,480	47,878
Pricing Fees	42,064		41,052	2,191	2,001	1,795
Registration & Filing Fees	31,231		35,596	30,551	35,610	35,057
Audit Fees	30,035		30,035	24,835	24,835	24,835
Printing Fees	22,905		22,558	9,539	19,287	30,202
Legal Fees	19,798		20,200	7,031	17,812	40,939
Custodian Fees	8,037		6,747	21,009	2,807	2,769
Dividend Expense	–		–	298,089	–	–
Other Expenses	27,557		28,124	10,100	24,892	24,678

Total Expenses	949,287		975,931	1,150,166	1,092,714	1,089,157

Recovery of Investment Advisory fees previously waived (Note 7)	–		–	–	83,303	61,246
Less:
Investment Advisory Fees Waiver	(233,822)		(237,971)	(50,260)	–	(21,059)

Net Expenses	715,465		737,960	1,099,906	1,176,017	1,129,344

Net Investment Income (Loss)	1,750,407		3,650,290	241,776	1,499,447	(192,678)

Net Realized Gain/(Loss) on:
Investments	(1,531,022	)(A)	(3,982,342)	(1,460,874)	5,981,371	(2,759,594)
Securities Sold Short	–		–	8,892,237	–	–
Purchased Option Contracts	–		–	(137,706)	–	–
Foreign Currency Transactions	–		–	17,671	(96)	(15)

Net Realized Gain (Loss)	(1,531,022)		(3,982,342)	7,311,328	5,981,275	(2,759,609)

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(7,560,380)		(26,754,976)	(2,498,333)	(16,589,648)	(39,064,404)
Securities Sold Short	–		–	2,173,102	–	–
Purchased Option Contracts	–		–	69,043	–	–
Translation of Other Assets and Liabilities Denominated in Foreign
Currencies	–		–	57,107	–	–

Net Change in Unrealized Appreciation/(Depreciation)	(7,560,380)		(26,754,976)	(199,081)	(16,589,648)	(39,064,404)

Net Realized and Unrealized Gain (Loss)	(9,091,402)		(30,737,318)	7,112,247	(10,608,373)	(41,824,013)

Net Increase (Decrease) in Net Assets from Operations	$(7,340,995)		$(27,087,028)	$7,354,023	$(9,108,926)	$(42,016,691)

(A)	Includes realized gains and losses as a result of an In-Kind redemption (see Note 11 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
Investment Income
Dividends	$1,545,905	$864,011	$2,565,119	$5,358,738
Interest	33,304	13,762	28,816	29,270
Less: Foreign Taxes Withheld	(14,654)	(406)	–	(502,873)

Total Investment Income	1,564,555	877,367	2,593,935	4,885,135

Expenses
Investment Advisory Fees	886,681	117,969	1,138,659	1,279,015
Administration Fees	109,724	52,789	120,246	127,711
Trustees’ Fees	9,931	4,361	10,798	11,663
Chief Compliance Officer Fees	4,950	3,866	5,297	5,390
Shareholder Servicing Fees (Class S Shares)	138	–	–	154
Transfer Agent Fees	47,355	24,097	35,889	49,409
Registration & Filing Fees	33,564	31,635	33,706	34,936
Audit Fees	24,835	24,835	17,735	24,835
Printing Fees	17,672	21,701	24,485	37,376
Legal Fees	16,895	7,759	18,023	20,008
Pricing Fees	3,445	42,251	1,527	3,143
Custodian Fees	3,149	12,282	2,630	12,291
Other Expenses	22,404	11,162	24,990	40,571

Total Expenses	1,180,743	354,707	1,433,985	1,646,502

Recovery of Investment Advisory fees previously waived (Note 7)	103,571	–	–	–
Less:
Investment Advisory Fees Waiver	–	(117,969)	(94,598)	(83,083)
Reimbursement from Adviser	–	(89,274)	–	–

Net Expenses	1,284,314	147,464	1,339,387	1,563,419

Net Investment Income	280,241	729,903	1,254,548	3,321,716

Net Realized Gain/(Loss) on:
Investments	1,367,627	406,073	10,382,652	(10,431,906)
Foreign Capital Gains Tax	–	–	–	(9,173)
Swap Contracts	–	(371,832)	–	–
Foreign Currency Transactions	(3)	–	–	(138,194)

Net Realized Gain (Loss)	1,367,624	34,241	10,382,652	(10,579,273)

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(27,097,842)	(13,136,206)	(34,574,675)	(36,682,836)
Foreign Capital Gains Tax on Appreciated Securities	–	–	–	55,734
Swap Contracts	–	50,014	–	–
Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	(1,980)	(51,392)

Net Change in Unrealized Appreciation/(Depreciation)	(27,097,842)	(13,086,192)	(34,576,655)	(36,678,494)

Net Realized and Unrealized Loss	(25,730,218)	(13,051,951)	(24,194,003)	(47,257,767)

Net Decrease in Net Assets from Operations	$(25,449,977)	$(12,322,048)	$(22,939,455)	$(43,936,051)

Amounts designated as “ --” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$1,750,407	$1,359,289
Net Realized Gain (Loss)	(1,531,022)	713,032
Net Change in Unrealized Depreciation	(7,560,380)	(1,631,529)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,340,995)	440,792

Distributions:
I Shares	(1,734,634)	(1,443,368)
Class S Shares	(2,265)	(840)

Total Distributions	(1,736,899)	(1,444,208)

Capital Share Transactions:
I Shares
Issued	46,056,282	31,792,456
Reinvestment of Dividends	1,588,205	1,432,024
Redemption Fees — Note 2	90	19
Redeemed	(35,025,079)	(11,851,856)

Net Increase in Net Assets from I Shares Transactions	12,619,498	21,372,643

Class S Shares
Issued	207,457	31,004
Reinvestment of Dividends	2,265	839
Redeemed	(62,416)	(29,360)

Net Increase in Net Assets from Class S Shares Transactions	147,306	2,483

Investor Shares(A)
Issued	—	250
Redeemed	—	(594,284)

Net Decrease in Net Assets from Investor Shares Transactions	—	(594,034)

Net Increase in Net Assets from Capital Share Transactions	12,766,804	20,781,092

Total Increase in Net Assets	3,688,910	19,777,676
Net Assets:
Beginning of Year	139,083,274	119,305,598

End of Year	$142,772,184	$139,083,274

Share Transactions:
I Shares
Issued	4,720,367	3,151,094
Reinvestment of Dividends	164,416	142,168
Redeemed	(3,613,272)	(1,174,463)

Total Increase in I Shares	1,271,511	2,118,799

Class S Shares
Issued	20,885	3,068
Reinvestment of Dividends	235	83
Redeemed	(6,361)	(2,907)

Total Increase in Class S Shares	14,759	244

Investor Shares(A)
Issued	—	24
Redeemed	—	(58,748)

Total Decrease in Investor Shares	—	(58,724)

Net Increase in Shares Outstanding	1,286,270	2,060,319

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$3,650,290	$2,526,670
Net Realized Gain (Loss)	(3,982,342)	205,509
Net Change in Unrealized Depreciation	(26,754,976)	(1,510,951)

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,087,028)	1,221,228

Distributions:
I Shares	(3,609,383)	(3,392,201)
Class S Shares	(23,265)	(30,825)
Investor Shares(A)	—	(1,842)

Total Distributions	(3,632,648)	(3,424,868)

Capital Share Transactions:
I Shares
Issued	54,586,639	49,328,298
Reinvestment of Dividends	3,194,988	3,342,822
Redemption Fees — Note 2	85	79
Redeemed	(18,336,655)	(21,977,034)

Net Increase in Net Assets from I Shares Transactions	39,445,057	30,694,165

Class S Shares
Issued	140,622	108,808
Reinvestment of Dividends	23,264	30,825
Redeemed	(227,088)	(57,810)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(63,202)	81,823

Investor Shares(A)
Issued	—	16,973
Reinvestment of Dividends	—	1,816
Redeemed	—	(181,251)

Net Decrease in Net Assets from Investor Shares Transactions	—	(162,462)

Net Increase in Net Assets from Capital Share Transactions	39,381,855	30,613,526

Total Increase in Net Assets	8,662,179	28,409,886
Net Assets:
Beginning of Year	137,554,931	109,145,045

End of Year	$146,217,110	$137,554,931

Share Transactions:
I Shares
Issued	5,676,882	4,701,391
Reinvestment of Dividends	341,279	318,282
Redeemed	(1,971,860)	(2,102,065)

Total Increase in I Shares	4,046,301	2,917,608

Class S Shares
Issued	14,642	10,316
Reinvestment of Dividends	2,488	2,936
Redeemed	(23,821)	(5,515)

Total Increase (Decrease) in Class S Shares	(6,691)	7,737

Investor Shares(A)
Issued	—	1,602
Reinvestment of Dividends	—	170
Redeemed	—	(17,323)

Total Decrease in Investor Shares	—	(15,551)

Net Increase in Shares Outstanding	4,039,610	2,909,794

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income (Loss)	$241,776	$(275,121)
Net Realized Gain	7,311,328	890,508
Net Change in Unrealized Appreciation (Depreciation)	(199,081)	1,816,249

Net Increase in Net Assets Resulting from Operations	7,354,023	2,431,636

Distributions:
I Shares	(128,619)	—

Total Distributions	(128,619)	—

Capital Share Transactions:
I Shares
Issued	32,513,178	12,232,524
Reinvestment of Dividends	95,236	—
Redemption Fees — Note 2	500	2,011
Redeemed	(6,636,592)	(2,303,607)

Net Increase in Net Assets from I Shares Transactions	25,972,322	9,930,928

Net Increase in Net Assets from Capital Share Transactions	25,972,322	9,930,928

Total Increase in Net Assets	33,197,726	12,362,564
Net Assets:
Beginning of Year	33,304,523	20,941,959

End of Year	$66,502,249	$33,304,523

Share Transactions:
I Shares
Issued	3,014,527	1,271,163
Reinvestment of Dividends	8,733	—
Redeemed	(604,755)	(253,083)

Total Increase in I Shares	2,418,505	1,018,080

Net Increase in Shares Outstanding	2,418,505	1,018,080

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$1,499,447	$784,003
Net Realized Gain	5,981,275	6,260,570
Net Change in Unrealized Appreciation (Depreciation)	(16,589,648)	27,972,572

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,108,926)	35,017,145

Distributions:
I Shares	(7,416,280)	(913,608)
Class S Shares	(26,852)	(3,324)
Investor Shares(A)	—	(379)

Total Distributions	(7,443,132)	(917,311)

Capital Share Transactions:
I Shares
Issued	42,369,423	29,748,452
Reinvestment of Dividends	7,254,739	908,427
Redemption Fees — Note 2	117	540
Redeemed	(20,798,324)	(10,345,096)

Net Increase in Net Assets from I Shares Transactions	28,825,955	20,312,323

Class S Shares
Issued	29,075	66,252
Reinvestment of Dividends	26,851	3,324
Redeemed	(56,222)	(48,011)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(296)	21,565

Investor Shares(A)
Issued	—	13,662
Reinvestment of Dividends	—	380
Redeemed	—	(171,329)

Net Decrease in Net Assets from Investor Shares Transactions	—	(157,287)

Net Increase in Net Assets from Capital Share Transactions	28,825,659	20,176,601

Total Increase in Net Assets	12,273,601	54,276,435
Net Assets:
Beginning of Year	125,553,849	71,277,414

End of Year	$137,827,450	$125,553,849

Share Transactions:
I Shares
Issued	2,828,992	2,003,840
Reinvestment of Dividends	474,429	62,414
Redeemed	(1,381,779)	(686,781)

Total Increase in I Shares	1,921,642	1,379,473

Class S Shares
Issued	1,970	4,781
Reinvestment of Dividends	1,755	230
Redeemed	(3,778)	(3,484)

Total Increase (Decrease) in Class S Shares	(53)	1,527

Investor Shares(A)
Issued	—	1,031
Reinvestment of Dividends	—	29
Redeemed	—	(12,059)

Total Decrease in Investor Shares	—	(10,999)

Net Increase in Shares Outstanding	1,921,589	1,370,001

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Loss	$(192,678)	$(321,452)
Net Realized Gain (Loss)	(2,759,609)	18,031,727
Net Change in Unrealized Appreciation (Depreciation)	(39,064,404)	14,698,085

Net Increase (Decrease) in Net Assets Resulting from Operations	(42,016,691)	32,408,360

Distributions:
I Shares	(17,141,415)	(5,510,859)
Class S Shares	(201,922)	(91,415)
Investor Shares(A)	—	(35,974)

Total Distributions	(17,343,337)	(5,638,248)

Return of Capital:
I Shares	(18,979)	—
Class S Shares	(224)	—

Total Return of Capital	(19,203)	—

Capital Share Transactions:
I Shares
Issued	35,905,713	29,588,519
Reinvestment of Dividends	17,123,720	5,502,729
Redemption Fees — Note 2	53	1,732
Redeemed	(16,596,433)	(11,580,008)

Net Increase in Net Assets from I Shares Transactions	36,433,053	23,512,972

Class S Shares
Issued	114,817	171,531
Reinvestment of Dividends	202,145	91,415
Redeemed	(120,372)	(484,645)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	196,590	(221,699)

Investor Shares(A)
Issued	—	519,767
Reinvestment of Dividends	—	35,825
Redeemed	—	(709,079)

Net Decrease in Net Assets from Investor Shares Transactions	—	(153,487)

Net Increase in Net Assets from Capital Share Transactions	36,629,643	23,137,786

Total Increase (Decrease) in Net Assets	(22,749,588)	49,907,898
Net Assets:
Beginning of Year	140,328,840	90,420,942

End of Year	$117,579,252	$140,328,840

Share Transactions:
I Shares
Issued	2,451,770	1,652,261
Reinvestment of Dividends	998,239	330,892
Redeemed	(1,063,551)	(660,784)

Total Increase in I Shares	2,386,458	1,322,369

Class S Shares
Issued	8,054	9,804
Reinvestment of Dividends	11,835	5,514
Redeemed	(8,066)	(27,559)

Total Increase (Decrease) in Class S Shares	11,823	(12,241)

Investor Shares(A)
Issued	—	30,938
Reinvestment of Dividends	—	2,175
Redeemed	—	(41,373)

Total Decrease in Investor Shares	—	(8,260)

Net Increase in Shares Outstanding	2,398,281	1,301,868

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income (Loss)	$280,241	$(367,410)
Net Realized Gain	1,367,624	17,512,082
Net Change in Unrealized Appreciation (Depreciation)	(27,097,842)	27,550,564

Net Increase (Decrease) in Net Assets Resulting from Operations	(25,449,977)	44,695,236

Distributions:
I Shares	(14,031,380)	—
Class S Shares	(8,390)	—

Total Distributions	(14,039,770)	—

Capital Share Transactions:
I Shares
Issued	28,009,236	14,547,129
Reinvestment of Dividends	13,992,373	—
Redemption Fees — Note 2	23	446
Redeemed	(9,330,414)	(10,854,413)

Net Increase in Net Assets from I Shares Transactions	32,671,218	3,693,162

Class S Shares
Issued	27,422	129,911
Reinvestment of Dividends	8,390	—
Redemption Fees — Note 2	1	—
Redeemed	(684,907)	(25,707)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(649,094)	104,204

Investor Shares(A)
Issued	—	14,562
Redeemed	—	(110,993)

Net Decrease in Net Assets from Investor Shares Transactions	—	(96,431)

Net Increase in Net Assets from Capital Share Transactions	32,022,124	3,700,935

Total Increase (Decrease) in Net Assets	(7,467,623)	48,396,171
Net Assets:
Beginning of Year	129,917,849	81,521,678

End of Year	$122,450,226	$129,917,849

Share Transactions:
I Shares
Issued	2,207,228	1,030,973
Reinvestment of Dividends	1,027,865	—
Redeemed	(715,761)	(792,045)

Total Increase in I Shares	2,519,332	238,928

Class S Shares
Issued	2,005	9,386
Reinvestment of Dividends	619	—
Redeemed	(44,976)	(1,880)

Total Increase (Decrease) in Class S Shares	(42,352)	7,506

Investor Shares(A)
Issued	—	1,089
Redeemed	—	(7,793)

Total Decrease in Investor Shares	—	(6,704)

Net Increase in Shares Outstanding	2,476,980	239,730

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$729,903	$279,349
Net Realized Gain	34,241	428,756
Net Change in Unrealized Appreciati on (Depreciation)	(13,086,192)	7,750,963

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,322,048)	8,459,068

Distributions:
I Shares	(1,049,998)	(277,894)

Total Distributions	(1,049,998)	(277,894)

Capital Share Transactions:
I Shares
Issued	43,769,763	17,017,517
Reinvestment of Dividends	1,008,008	277,792
Redemption Fees — Note 2	73	—
Redeemed	(7,544,316)	(972,515)

Net Increase in Net Assets from I Shares Transactions	37,233,528	16,322,794

Net Increase in Net Assets from Capital Share Transactions	37,233,528	16,322,794

Total Increase in Net Assets	23,861,482	24,503,968
Net Assets:
Beginning of Year	40,493,162	15,989,194

End of Year	$64,354,644	$40,493,162

Share Transactions:
I Shares
Issued	3,188,582	1,226,845
Reinvestment of Dividends	75,872	21,177
Redeemed	(571,824)	(75,900)

Total Increase in I Shares	2,692,630	1,172,122

Net Increase in Shares Outstanding	2,692,630	1,172,122

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$1,254,548	$968,231
Net Realized Gain	10,382,652	23,086,756
Net Change in Unrealized Appreciation (Depreciation)	(34,576,655)	8,544,295

Net Increase (Decrease) in Net Assets Resulting from Operations	(22,939,455)	32,599,282

Distributions:
I Shares	(24,653,093)	(3,325,980)

Total Distributions	(24,653,093)	(3,325,980)

Capital Share Transactions:
I Shares
Issued	28,552,158	7,597,839
Reinvestment of Dividends	24,616,175	3,325,779
Redemption Fees — Note 2	35	—
Redeemed	(4,916,200)	(846,165)

Net Increase in Net Assets from I Shares Transactions	48,252,168	10,077,453

Net Increase in Net Assets from Capital Share Transactions	48,252,168	10,077,453

Total Increase in Net Assets	659,620	39,350,755
Net Assets:
Beginning of Year	119,877,464	80,526,709

End of Year	$120,537,084	$119,877,464

Share Transactions:
I Shares
Issued	2,705,592	688,203
Reinvestment of Dividends	2,309,173	330,329
Redeemed	(491,572)	(72,589)

Total Increase in I Shares	4,523,193	945,943

Net Increase in Shares Outstanding	4,523,193	945,943

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$3,321,716	$1,485,515
Net Realized Gain (Loss)	(10,579,273)	13,498,661
Net Change in Unrealized Appreciation (Depreciation)	(36,678,494)	15,466,240

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,936,051)	30,450,416

Distributions:
I Shares	(15,800,098)	(1,262,029)
Class S Shares	(14,183)	(931)

Total Distributions	(15,814,281)	(1,262,960)

Return of Capital:
I Shares	(31,908)	—
Class S Shares	(35)	—

Total Return of Capital	(31,943)	—

Capital Share Transactions:
I Shares
Issued	33,181,631	37,133,855
Reinvestment of Dividends	15,620,528	1,258,841
Redemption Fees — Note 2	435	580
Redeemed	(17,318,094)	(4,276,663)

Net Increase in Net Assets from I Shares Transactions	31,484,500	34,116,613

Class S Shares
Issued	91,760	31,361
Reinvestment of Dividends	14,218	931
Redeemed	(5,294)	(7,009)

Net Increase in Net Assets from Class S Shares Transactions	100,684	25,283

Investor Shares(A)
Issued	—	650
Redeemed	—	(90,787)

Net Decrease in Net Assets from Investor Shares Transactions	—	(90,137)

Net Increase in Net Assets from Capital Share Transactions	31,585,184	34,051,759

Total Increase (Decrease) in Net Assets	(28,197,091)	63,239,215
Net Assets:
Beginning of Year	150,653,155	87,413,940

End of Year	$122,456,064	$150,653,155

Share Transactions:
I Shares
Issued	2,754,189	2,638,701
Reinvestment of Dividends	1,228,759	86,789
Redeemed	(1,546,111)	(298,044)

Total Increase in I Shares	2,436,837	2,427,446

Class S Shares
Issued	6,941	2,183
Reinvestment of Dividends	1,139	64
Redeemed	(487)	(500)

Total Increase in Class S Shares	7,593	1,747

Investor Shares(A)
Issued	—	49
Redeemed	—	(6,439)

Total Decrease in Investor Shares	—	(6,390)

Net Increase in Shares Outstanding	2,444,430	2,422,803

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †

Limited Duration Fund‡

I Shares^(1)
2022	$10.02	$0.12	$(0.61)	$(0.49)	$(0.11)	$(0.01)	$–	$(0.12)	$	–#	$9.41	(4.94)%	$142,559	0.50%	0.66%	1.22%	46%
2021	$10.09	$0.11	$(0.07)	$0.04	$(0.11)	$–	$–	$(0.11)	$	–#	$10.02	0.43%	$139,004	0.50%	0.71%	1.05%	59%
2020	$10.00	$0.20	$0.10	$0.30	$(0.21)	$–	$–	$(0.21)		$–	$10.09	3.00%	$118,637	0.50%	0.80%	1.96%	49%
2019	$9.79	$0.25	$0.21	$0.46	$(0.25)	$–	$–	$(0.25)		$–	$10.00	4.76%	$100,482	0.50%	0.82%	2.48%	76%
2018	$9.96	$0.21	$(0.17)	$0.04	$(0.21)	$–	$–	$(0.21)		$–	$9.79	0.37%	$94,393	0.50%	0.84%	2.12%	79%

Class S Shares
2022	$10.02	$0.11	$(0.61)	$(0.50)	$(0.10)	$(0.01)	$–	$(0.11)		$–	$9.41	(5.03)%	$213	0.60%	0.76%	1.13%	46%
2021	$10.09	$0.10	$(0.07)	$0.03	$(0.10)	$–	$–	$(0.10)		$–	$10.02	0.33%	$79	0.60%	0.81%	0.97%	59%
2020	$10.00	$0.18	$0.11	$0.29	$(0.20)	$–	$–	$(0.20)		$–	$10.09	2.91%	$77	0.60%	0.91%	1.76%	49%
2019	$9.79	$0.24	$0.21	$0.45	$(0.24)	$–	$–	$(0.24)		$–	$10.00	4.66%	$14	0.60%	0.92%	2.38%	76%
2018	$9.96	$0.20	$(0.17)	$0.03	$(0.20)	$–	$–	$(0.20)		$–	$9.79	0.32%	$11	0.58%	0.92%	2.05%	79%

Core Bond Fund

I Shares^(1)
2022	$10.43	$0.23	$(1.95)	$(1.72)	$(0.23)	$–	$–	$(0.23)	$	–#	$8.48	(16.68)%	$145,334	0.50%	0.66%	2.48%	50%
2021	$10.61	$0.23	$(0.11)	$0.12	$(0.24)	$(0.06)	$–	$(0.30)	$	–#	$10.43	1.12%	$136,400	0.50%	0.71%	2.17%	24%
2020	$10.34	$0.26	$0.30	$0.56	$(0.29)	$–	$–	$(0.29)		$–	$10.61	5.50%	$107,887	0.50%	0.80%	2.49%	39%
2019	$9.55	$0.30	$0.80	$1.10	$(0.31)	$–	$–	$(0.31)		$–	$10.34	11.68%	$91,451	0.50%	0.84%	3.05%	47%
2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$–	$–	$(0.27)		$–	$9.55	(2.08)%	$78,267	0.50%	0.87%	2.78%	45%

Class S Shares
2022	$10.41	$0.22	$(1.93)	$(1.71)	$(0.22)	$–	$–	$(0.22)		$–	$8.48	(16.60)%	$883	0.60%	0.76%	2.35%	50%
2021	$10.60	$0.22	$(0.12)	$0.10	$(0.23)	$(0.06)	$–	$(0.29)		$–	$10.41	0.92%	$1,155	0.60%	0.82%	2.07%	24%
2020	$10.33	$0.25	$0.30	$0.55	$(0.28)	$–	$–	$(0.28)		$–	$10.60	5.40%	$1,093	0.60%	0.90%	2.39%	39%
2019	$9.55	$0.29	$0.79	$1.08	$(0.30)	$–	$–	$(0.30)		$–	$10.33	11.46%	$1,128	0.60%	0.94%	2.95%	47%
2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$–	$–	$(0.27)		$–	$9.55	(2.14)%	$1,050	0.57%	0.94%	2.77%	45%

Long/Short Equity Fund

I Shares
2022	$9.66	$0.05	$1.64	$1.69	$(0.02)	$–	$–	$(0.02)	$	–#	$11.33	17.55%	$66,502	2.06%(2)	2.15%	0.45%	128%
2021	$8.61	$(0.10)	$1.15	$1.05	$–	$–	$–	$–	$	–#	$9.66	12.20%	$33,305	2.28%(3)	2.65%(3)	(1.06)%(3)	97%
2020(4)	$10.00	$(0.03)	$(1.35)	$(1.38)	$–	$–	$(0.01)	$(0.01)		$–	$8.61	(13.78)%	$20,942	1.73%(5)	2.40%(5)	(0.35)%(5)	114%

Large Cap Value Fund

I Shares^(1)
2022	$16.26	$0.17	$(1.21)	$(1.04)	$(0.16)	$(0.77)	$–	$(0.93)	$	–#	$14.29	(6.73)%	$137,408	0.90%(6)	0.84%	1.15%	36%
2021	$11.22	$0.11	$5.06	$5.17	$(0.13)	$–	$–	$(0.13)	$	–#	$16.26	46.23%	$125,076	0.90%	0.90%	0.75%	24%
2020	$12.63	$0.17	$(1.17)	$(1.00)	$(0.17)	$(0.24)	$–	$(0.41)		$–	$11.22	(8.19)%	$70,842	0.90%	1.03%	1.49%	68%
2019	$11.74	$0.20	$1.09	$1.29	$(0.20)	$(0.20)	$–	$(0.40)		$–	$12.63	11.50%	$71,968	0.90%	1.06%	1.66%	41%
2018	$11.75	$0.18	$0.16	$0.34	$(0.18)	$(0.17)	$–	$(0.35)		$–	$11.74	2.77%	$56,851	0.90%	1.11%	1.45%	56%

Class S Shares
2022	$16.26	$0.16	$(1.22)	$(1.06)	$(0.14)	$(0.77)	$–	$(0.91)		$–	$14.29	(6.83)%	$419	1.00%(6)	0.94%	1.05%	36%
2021	$11.22	$0.10	$5.06	$5.16	$(0.12)	$–	$–	$(0.12)		$–	$16.26	46.09%	$478	1.00%	1.00%	0.67%	24%
2020	$12.63	$0.16	$(1.17)	$(1.01)	$(0.16)	$(0.24)	$–	$(0.40)		$–	$11.22	(8.28)%	$312	1.00%	1.13%	1.38%	68%
2019	$11.74	$0.19	$1.08	$1.27	$(0.18)	$(0.20)	$–	$(0.38)		$–	$12.63	11.40%	$288	1.00%	1.16%	1.56%	41%
2018	$11.75	$0.16	$0.16	$0.32	$(0.16)	$(0.17)	$–	$(0.33)		$–	$11.74	2.64%	$213	1.04%	1.25%	1.32%	56%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †

Large Cap Growth Fund

I Shares^(1)
2022	$19.58	$(0.02)	$(4.85)	$(4.87)		$–	$(2.42)	$	–#	$(2.42)	$	–#	$12.29	(28.36)%	$116,416	0.90%(6)	0.87%	(0.15)%	38%
2021	$15.42	$(0.05)	$5.14	$5.09		$–	$(0.93)		$–	$(0.93)	$	–#	$19.58	34.10%	$138,704	0.90%	0.89%	(0.28)%	78%
2020	$12.89	$(0.01)	$3.22	$3.21	$	–#	$(0.68)		$–	$(0.68)		$–	$15.42	25.83%	$88,825	0.90%	1.00%	(0.09)%	93%
2019	$13.23	$0.01	$1.09	$1.10		$(0.01)	$(1.43)		$–	$(1.44)		$–	$12.89	10.94%	$71,182	0.90%	1.05%	0.06%	113%
2018	$12.35	$0.01	$0.97	$0.98		$(0.01)	$(0.09)		$–	$(0.10)		$–	$13.23	8.01%	$59,020	0.90%	1.10%	0.04%	118%

Class S Shares
2022	$19.50	$(0.04)	$(4.81)	$(4.85)		$–	$(2.42)	$	–#	$(2.42)		$–	$12.23	(28.39)%	$1,163	1.00%(6)	0.97%	(0.26)%	38%
2021	$15.38	$(0.07)	$5.12	$5.05		$–	$(0.93)		$–	$(0.93)		$–	$19.50	33.93%	$1,625	1.00%	0.99%	(0.37)%	78%
2020	$12.87	$(0.03)	$3.22	$3.19		$–	$(0.68)		$–	$(0.68)		$–	$15.38	25.71%	$1,470	1.00%	1.10%	(0.20)%	93%
2019	$13.22	$–	$1.09	$1.09		$(0.01)	$(1.43)		$–	$(1.44)		$–	$12.87	10.82%	$1,073	1.00%	1.15%	(0.04)%	113%
2018	$12.34	$(0.01)	$0.99	$0.98		$(0.01)	$(0.09)		$–	$(0.10)		$–	$13.22	7.99%	$927	0.97%	1.17%	(0.06)%	118%

Small Cap Fund††

I Shares^(1)
2022	$15.54	$0.03	$(2.65)	$(2.62)		$(0.03)	$(1.59)		$–	$(1.62)	$	–#	$11.30	(18.59)%	$122,389	1.05%(6)	0.97%	0.23%	38%
2021	$10.04	$(0.05)	$5.55	$5.50		$–	$–		$–	$–	$	–#	$15.54	54.78%	$129,178	1.05%	1.02%	(0.32)%	61%
2020	$10.49	$(0.02)	$(0.43)	$(0.45)		$–	$–		$–	$–		$–	$10.04	(4.29)%	$81,052	1.05%	1.14%	(0.16)%	107%
2019	$11.39	$(0.02)	$0.29	$0.27		$–	$(1.16)		$(0.01)	$(1.17)		$–	$10.49	4.41%	$88,944	1.05%	1.14%	(0.19)%	65%
2018	$12.30	$(0.01)	$(0.31)	$(0.32)		$(0.01)	$(0.58)		$–	$(0.59)		$–	$11.39	(2.90)%	$80,036	1.05%	1.17%	(0.10)%	92%

Class S Shares
2022	$15.47	$0.01	$(2.62)	$(2.61)		$(0.02)	$(1.59)		$–	$(1.61)	$	–#	$11.25	(18.61)%	$61	1.13%(6)	1.05%	0.06%	38%
2021	$10.01	$(0.06)	$5.52	$5.46		$–	$–		$–	$–		$–	$15.47	54.55%	$740	1.15%	1.12%	(0.43)%	61%
2020	$10.47	$(0.03)	$(0.43)	$(0.46)		$–	$–		$–	$–		$–	$10.01	(4.39)%	$403	1.15%	1.25%	(0.29)%	107%
2019	$11.37	$(0.03)	$0.29	$0.26		$–	$(1.16)	$	–#	$(1.16)		$–	$10.47	4.36%	$231	1.15%	1.24%	(0.26)%	65%
2018	$12.29	$(0.03)	$(0.31)	$(0.34)	$	–#	$(0.58)		$–	$(0.58)		$–	$11.37	(3.02)%	$320	1.20%	1.32%	(0.25)%	92%

U.S. All Cap Index Fund

I Shares
2022	$14.76	$0.16	$(2.85)	$(2.69)		$(0.15)	$(0.08)		$–	$(0.23)	$	–#	$11.84	(18.39)%	$64,355	0.25%	0.60%	1.24%	4%
2021	$10.18	$0.15	$4.57	$4.72		$(0.14)	$–		$–	$(0.14)		$–	$14.76	46.61%	$40,493	0.25%	0.96%	1.12%	5%
2020(7)	$10.00	$0.12	$0.17	$0.29		$(0.11)	$–		$–	$(0.11)		$–	$10.18	3.08%	$15,989	0.25%	1.78%	1.52%	8%

Real Estate Fund##

I Shares
2022	$11.97	$0.09	$(1.49)	$(1.40)		$(0.15)	$(2.13)		$–	$(2.28)	$	–#	$8.29	(15.77)%	$120,537	1.00%	1.07%	0.94%	132%
2021	$8.88	$0.10	$3.35	$3.45		$(0.17)	$(0.19)		$–	$(0.36)		$–	$11.97	39.65%	$119,877	1.00%	1.16%	0.94%	231%
2020	$10.33	$0.13	$(1.34)	$(1.21)		$(0.19)	$(0.05)		$–	$(0.24)		$–	$8.88	(11.74)%	$80,527	1.00%	1.45%	1.42%	232%
2019(8)	$10.00	$0.01	$0.32	$0.33		$–	$–		$–	$–		$–	$10.33	3.30%	$49,010	1.00%	1.96%	0.61%	10%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †

International Equity Fund

I Shares^(1)
2022	$14.58	$0.27	$(3.85)	$(3.58)	$(0.27)	$(1.15)	$	–#	$(1.42)		$–	$9.58	(26.80)%	$122,313	1.10%	1.16%	2.34%	50%
2021	$11.05	$0.17	$3.50	$3.67	$(0.14)	$–		$–	$(0.14)	$	–#	$14.58	33.26%	$150,545	1.10%	1.21%	1.21%	55%
2020	$11.20	$0.15	$(0.14)	$0.01	$(0.12)	$–		$(0.04)	$(0.16)		$–	$11.05	0.20%	$87,281	1.10%	1.33%	1.37%	47%
2019	$10.85	$0.21	$0.62	$0.83	$(0.21)	$(0.27)		$–	$(0.48)		$–	$11.20	7.94%	$81,517	1.10%	1.36%	1.93%	49%
2018	$11.80	$0.22	$(0.94)	$(0.72)	$(0.23)	$–		$–	$(0.23)		$–	$10.85	(6.24)%	$67,140	1.10%	1.39%	1.86%	45%

Class S Shares
2022	$14.54	$0.27	$(3.85)	$(3.58)	$(0.26)	$(1.15)	$	–#	$(1.41)		$–	$9.55	(26.88)%	$143	1.20%	1.26%	2.32%	50%
2021	$11.02	$0.16	$3.49	$3.65	$(0.13)	$–		$–	$(0.13)		$–	$14.54	33.16%	$108	1.20%	1.31%	1.14%	55%
2020	$11.18	$0.15	$(0.16)	$(0.01)	$(0.11)	$–		$(0.04)	$(0.15)		$–	$11.02	–%	$62	1.20%	1.42%	1.39%	47%
2019	$10.84	$0.20	$0.61	$0.81	$(0.20)	$(0.27)		$–	$(0.47)		$–	$11.18	7.75%	$157	1.20%	1.46%	1.86%	49%
2018	$11.80	$0.20	$(0.94)	$(0.74)	$(0.22)	$–		$–	$(0.22)		$–	$10.84	(6.44)%	$149	1.24%	1.53%	1.70%	45%

*	Per share data calculated using the average shares method.
**	See Note 2 in the Notes to the Financial Statements.
†

Total return and portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
#	Amount is less than $0.005.
##	Effective July 20, 2020, Global Real Estate Fund was renamed as Real Estate Fund.
‡	Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.
††	Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.
(1)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund.
(2)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 1.50% and 1.59%.
(3)	The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 1.50%, 1.86%, and (1.85)%.
(4)	Commenced operations on December 2, 2019. All ratios for the period have been annualized.
(5)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 1.50%, 2.17%, and (0.58)%.
(6)	Ratios include previously waived investment advisory fees recovered.
(7)	Commenced operations on December 31, 2019. All ratios for the period have been annualized.
(8)	Commenced operations on September 30, 2019. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Knights of Columbus Limited Duration Fund (the “Limited Duration Fund”), the Knights of Columbus Core Bond Fund (the “Core Bond Fund”), the Knights of Columbus Long/ Short Equity Fund (the “Long/Short Equity Fund”), the Knights of Columbus Large Cap Value Fund (the “Large Cap Value Fund”), the Knights of Columbus Large Cap Growth Fund (the “Large Cap Growth Fund”), the Knights of Columbus Small Cap Fund (the “Small Cap Fund”), the Knights of Columbus U.S. All Cap Index Fund (the “U.S. All Cap Index Fund”), the Knights of Columbus Real Estate Fund (the “Real Estate Fund”) and the Knights of Columbus International Equity Fund (the “International Equity Fund”) (collectively the “Funds,” individually a “Fund”), each of which is a diversified Fund, except the Large Cap Growth Fund, which is a non-diversified Fund. The investment objective of the Limited Duration Fund and Core Bond Fund is to seek current income and capital preservation. The investment objective of the Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund is to seek long-term capital appreciation. The investment objective of the Real Estate Fund is to seek current income and capital appreciation. The U.S. All Cap Index Fund seeks investment results to the performance of an index that measures the investment return of the broad U.S. stock market, excluding companies whose policies and practices are inconsistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “USCCB Guidelines”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Funds. After the Conversion Date, Investor Shares will no longer be offered by the Funds, and were terminated as a separately designated class of the Funds.

2.  Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”) serves as the Funds’ investment adviser (the “Adviser”). Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board and were implemented through the Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor when the fair value trigger is met. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value theirs non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Long/Short Equity Fund invested in financial options contracts to add return or to hedge their existing portfolio securities. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Long/Short Equity Fund’s Schedule of Investments for details regarding open option contracts as of October 31, 2022.

For the year ended October 31, 2022, the quarterly average balances of options held by the Long/Short Equity Fund was as follows:

Average Quarterly Market Value Contracts Purchased	$256,167
Average Quarterly Market Value Contracts Written	$—

Securities Sold Short — Consistent with Long/Short Equity Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions. As of October 31, 2022, the Long/Short Equity Fund had open short positions as disclosed in the Fund’s Schedule of Investments.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the prime broker, Wells Fargo Bank, N.A., and pledged securities held at the custodian, Brown Brothers Harriman & Co. The collateral required is determined daily by reference to the market value on short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the benchmark rate as defined in the prime brokerage agreement plus 150 basis points on the amount of any shortfall in the required cash margin. During the period, the benchmark rate consisted of the Fed Funds Rate, the ICE LIBOR USD 3 Month Rate, or a blended rate between the Fed Funds Rate and the ICE LIBOR USD 3 Month Rate. These amounts are disclosed as Receivable from Prime Broker on the Statements of Assets and Liabilities.

Long/Short Equity Fund had prime brokerage borrowings throughout the year ended October 31, 2022 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Borrowing Rate Paid	Borrowing Cost Paid
USD	$ 860,139	$ 4,716,453	2.188%	$ 103,218

Swap Contracts — The Long/Short Equity Fund and the U.S. All Cap Index Fund are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. During the year ended October 31, 2022, the Funds’ swap agreements were with one counterparty, Wells Fargo Bank, N.A.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

For the year ended October 31, 2022, only the U.S. All Cap Index Fund employed total returns swaps. The quarterly average balances of swap contracts held by the Fund was as follows:

U.S. All Cap Index Fund
Average Quarterly Market Value Balance Long	$2,338,363
Average Quarterly Market Value Balance Short	$(2,333,826)

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2022, the Funds retained fees of $90, $85, $500, $117, $53, $24, $73, $35 and $435, respectively. For the year ended October 31, 2021, the Funds retained fees of $19, $79, $2,011, $540, $1,732, $446, $0, $0 and $580, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Derivative Transactions:

The Long/Short Equity Fund and the U.S. All Cap Index Fund held derivatives throughout the period with only one type of exposure to equity risk on derivatives, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

4. Offsetting Assets and Liabilities:

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Long/Short Equity Fund and the U.S. All Cap Index Fund have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting marked-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. As of October 31, 2022, the Long/Short Equity Fund did not hold financial instruments or OTC derivatives subject to master netting arrangements.

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the U.S. All Cap Index Fund as of October 31, 2022:

Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral (Received) Pledged (1)	Net Amount(2)
$71,401	$ —	$ 71,401	$(71,401)	$ —	$ —

Gross Amounts not offset in the Statements
of Assets and Liabilities
Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral (Received) Pledged(1)	Net Amount(2)
$ —	$ —	$ —	$ —	$ —	$ —

(1)	Excess collateral pledged is not shown for financial reporting purposes.
(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year ended October 31, 2022, the Funds were charged the following for these services:

Administration Fees
Limited Duration Fund	$128,131
Core Bond Fund	132,126
Long/Short Equity Fund	47,733
Large Cap Value Fund	117,065
Large Cap Growth Fund	112,494
Small Cap Fund	109,724
U.S. All Cap Index Fund	52,789
Real Estate Fund	120,246
International Equity Fund	127,711

The Trust and the Distribution are parties to a Distribution Agreement . The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

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For the year ended October 31, 2022, the Funds were charged the following rates for these services:
	Class S Shares
Limited Duration Fund	0.10%
Core Bond Fund	0.10%
Long/Short Equity Fund	N/	A
Large Cap Value Fund	0.10%
Large Cap Growth Fund	0.10%
Small Cap Fund	0.10%
U.S. All Cap Index Fund	N/	A
Real Estate Fund	N/	A
International Equity Fund	0.10%

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

7. Investment Advisory Agreements and Sub-advisory Agreements:

Under the terms of the Advisory Agreement, the Adviser provides investment advisory services to the Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund at 0.40%, 0.40%, 1.25%, 0.60%, 0.60%, 0.725%, 0.20%, 0.85%, and 0.90%, respectively, of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and any class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) (collectively, “excluded expenses”)) for I Shares and Class S Shares from exceeding certain levels as set forth below until February 28, 2023 (each, a “contractual expense limit”). Refer to Note 1 for the details regarding the termination of the Investor Shares during the period. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023. Accordingly, the contractual expense limitations for the Limited Duration Fund, Core Bond Fund, Long/ Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund, and International Equity Fund are 0.50%, 0.50%, 1.50%, 0.90%, 0.90%, 1.05%, 0.25%, 1.00%, and 1.10%, respectively.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. For the year ended October 31, 2022, the Adviser recaptured previously waived fees in Large Cap Value Fund, Large Cap Growth Fund and Small Cap Fund of $83,303, $61,246 and $103,571, respectively.

As of October 31, 2022, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until October 31:	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund	Large Cap Value Fund	Large Cap Growth Fund
2020	2023	$327,219	$315,959	$127,918	$90,051	$82,945
2021	2024	272,902	243,392	95,666	18,367	11,179
2022	2025	233,822	237,971	50,260	–	21,059

	Total	$833,943	$797,322	$273,844	$108,418	$115,183

Fiscal Year	Subject to Repayment until October 31:	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
2020	2023	$69,979	$203,241	$274,774	$187,705
2021	2024	7,550	174,797	156,250	138,523
2022	2025	–	207,243	94,598	83,083

	Total	$77,529	$585,281	$525,622	$409,311

The Trust and the Adviser have entered into an investment advisory agreement dated February 26, 2015, as amended (the “Adsvisory Agreement”), with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes

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investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

L2 Asset Management, LLC (“L2”) and the Adviser have entered into an investment subadvisory agreement, dated September 10, 2019 (the “L2 Subadvisory Agreement”). Under the terms of the L2 Subadvisory Agreement, L2 serves as the investment subadviser for the Long/Short Equity Fund and U.S. All Cap Index Fund (the “L2 Subadvised Funds”), makes investment decisions for the L2 Subadvised Funds, and administers the investment program of the L2 Subadvised Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

Ranger Global Real Estate Advisors, LLC (“Ranger”) and the Adviser entered into an investment subadvisory agreement, dated July 24, 2019. As a result of a change-in-control of Ranger, an interim subadvisory agreement was signed on October 26, 2021. On February 15, 2022, a shareholder meeting was held whereby the shareholders of the Real Estate Fund voted to approve a new investment subadvisory agreement (the “Ranger Subadvisory Agreement”), which was entered into on that date. Under the terms of the Ranger Subadvisory Agreement, Ranger serves as the investment subadviser for the Real Estate Fund (the “Ranger Subadvised Fund), makes investment decisions for the Ranger Subadvised Fund, and administers the investment program of the Ranger Subadvised Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

For the services provided pursuant to the L2 Subadvisory Agreement and the Ranger Subadvisory Agreement, each of L2 and Ranger, respectively, receives an annual fee from the Adviser at the following annual rates based on the average daily net assets of each L2 Subadvised Fund and the Ranger Subadvised Fund, respectively.

Sub-Adviser Fee Rate
Long/Short Equity Fund	0.25%
U.S. All Cap Index Fund	0.10%
Real Estate Fund	0.60%

8.  Investment Transactions:

For the year ended October 31, 2022, the Funds made purchases and sales of investment securities other than short-term securities and in-kind transactions as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Limited Duration Fund	$20,714,724	$40,071,194	$56,326,948	$15,967,220
Core Bond Fund	36,143,107	38,457,012	53,034,374	29,227,771
Long/Short Equity Fund	60,978,496	41,899,010	–	–
Large Cap Value Fund	69,248,408	45,094,283	–	–
Large Cap Growth Fund	68,222,877	45,966,925	–	–
Small Cap Fund	63,533,760	44,358,697	–	–
U.S. All Cap Index Fund	39,117,995	2,410,924	–	–
Real Estate Fund	194,837,889	166,985,572	–	–
International Equity Fund	88,603,208	68,130,880	–	–

The Long/Short Equity Fund included cost of purchases to cover securities sold short and the proceeds from securities sold short in the amounts of $56,726,865 and $74,373,071, respectively, for the year ended October 31, 2022.

9.  Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily related to net operating losses, redemption in-kind, short sale dividends, investments in perpetual bonds, passive foreign investment companies, swaps, REITS income reclassification to capital gain, distribution reclassification, foreign currency gain/loss and paydown gain/loss reclassification. Certain permanent differences are charged or credited to distributable earnings or paid in capital as appropriate, in the period that the differences arise.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of October 31, 2022, except for the permanent reclassification and components of distributable earnings (accumulated losses), which are as of December 31, 2021. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2022.

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The following permanent differences primarily attributable to net operating losses, redemption in-kind and short sale dividends have been has been reclassified to/(from) the following accounts during the year ended October 31, 2022:

	Distributable Earnings	Paid-in Capital
Limited Duration Fund	$548,748	$(548,748)
Large Cap Growth Fund	99,995	(99,995)
Small Cap Fund	44,425	(44,425)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Limited Duration Fund
2022	$1,602,802	$134,097	$—	$1,736,899
2021	1,444,208	—	—	1,444,208
Core Bond Fund
2022	3,632,648	—	—	3,632,648
2021	2,793,105	631,763	—	3,424,868
Long/Short Equity Fund
2022	128,619	—	—	128,619
2021	—	—	—	—
Large Cap Value Fund
2022	2,822,266	4,620,866	—	7,443,132
2021	917,311	—	—	917,311
Large Cap Growth Fund
2022	5,715,886	11,627,451	19,203	17,362,540
2021	—	5,638,248	—	5,638,248
Small Cap Fund
2022	2,391,202	11,648,568	—	14,039,770
2021	—	—	—	—
U.S. All Cap Index Fund
2022	870,263	179,735	—	1,049,998
2021	277,894	—	—	277,894
Real Estate Fund(1)
2022	24,305,572	347,521	—	24,653,093
2021	3,319,614	6,366	—	3,325,980
International Equity Fund
2022	4,617,247	11,197,034	31,943	15,846,224
2021	1,262,960	—	—	1,262,960

(1)	The Real Estate Fund has a tax year end of December 31.

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As of October 31, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Limited Duration Fund	$227,062	$—	$(949,770)	$—	$(7,593,703)	$(4)	$(8,316,415)
Core Bond Fund	417,663	—	(4,173,830)	—	(23,334,643)	(2)	(27,090,812)
Long/Short Equity Fund	2,994,699	1,505,129	—	—	2,161,775	(6)	6,661,597
Large Cap Value Fund	78,876	6,047,827	—	—	13,308,729	(2)	19,435,430
Large Cap Growth Fund	—	—	(2,680,711)	(87,529)	(3,417,756)	3	(6,185,993)
Small Cap Fund	—	967,933	—	—	6,662,308	(1)	7,630,240
U.S. All Cap Index Fund	57,135	45,927	—	—	(4,959,072)	(5)	(4,856,015)
Real Estate Fund(1)	3,651,802	1,128,998	—	—	7,671,378	—	12,452,178
International Equity Fund	—	—	(10,491,651)	—	(15,039,612)	4	(25,531,259)

(1)	The Real Estate Fund has a tax year end of December 31.

Late-year loss deferral represents ordinary losses from January 1, 2022 through October 31, 2022, that in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Limited Duration Fund	$378,485	$571,285	$949,770
Core Bond Fund	2,079,968	2,093,862	4,173,830
Large Cap Growth Fund	2,680,711	—	2,680,711
International Equity Fund	7,940,120	2,551,531	10,491,651

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to investments in passive foreign investment companies and deferred losses from wash sale transactions. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2022, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Duration Fund	$145,744,608	$3,026	$(7,596,729)	$(7,593,703)
Core Bond Fund	167,477,931	11,702	(23,346,345)	(23,334,643)
Long/Short Equity Fund	39,195,803	4,381,205	(2,219,430)	2,161,775
Large Cap Value Fund	121,480,085	23,061,008	(9,752,279)	13,308,729
Large Cap Growth Fund	118,225,825	13,529,974	(16,947,730)	(3,417,756)
Small Cap Fund	112,243,599	18,223,343	(11,561,035)	6,662,308
U.S. All Cap Index Fund	67,255,864	4,421,649	(9,380,721)	(4,959,072)
Real Estate Fund	144,467,744	42,133	(34,018,781)	(33,976,648)
International Equity Fund	133,490,077	6,154,862	(21,194,474)	(15,039,612)

10. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Catholic Values Investing Risk (All Funds) — The Funds considers the United States Conference of Catholic Bishops (the “USCCB”) Guidelines in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the USCCB Guidelines.

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Active Management Risk (Core Bond Fund, Limited Duration Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, International Equity Fund, Long/Short Equity Fund, Real Estate Fund) — The Funds are actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing a Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of a Fund. Active and frequent trading may also result in adverse tax consequences.

Covered Call Risk (Real Estate Fund) — Covered call risk is the risk that the issuer of the call option will forgo any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying security declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Derivatives Risk (Long/Short Equity Fund and U.S. All Cap Index Fund) — The Funds’ use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Funds’ gains or losses. There are various factors that affect the Funds’ ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buys or sells. The Funds could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Funds from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Funds. Derivatives are often more volatile than other investments and the Funds may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally classified as liquid, under certain market conditions they may be classified as illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment managers to predict movements of the underlying securities markets, which

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requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty solvency risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be classified as illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Emerging Markets Securities Risk (International Equity Fund) – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund) – Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Fixed Income Risk (Limited Duration Fund and Core Bond Fund) – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are near historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Funds’ values may fluctuate and/or Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force Funds to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Company Risk (Real Estate Fund and International Equity Fund) – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolios. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

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Foreign Currency Risk (Real Estate Fund and International Equity Fund) – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

High Yield Bond Risk (Limited Duration Fund and Core Bond Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Indexing Strategy/Index Tracking Risk (U.S. All Cap Index Fund) – The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Investment Style Risk (Long/Short Equity Fund, Large Cap Value Fund and Large Cap Growth Fund) – The Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Large-Capitalization Company Risk (Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, U.S. All Cap Index Fund and Real Estate Fund) — The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

Large Purchase and Redemption Risk (All Funds) — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Market Risk (All Funds) – Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Mortgage-Backed and Asset-Backed Securities Risk (Limited Duration Fund and Core Bond Fund) – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating the security’s decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if the Fund cannot sell collateral quickly and receive the amount the Fund is owed.

Municipal Bonds Risk (Limited Duration Fund and Core Bond Fund) – Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for municipal issuers to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Funds’ securities.

Portfolio Turnover Risk (Long/Short Equity Fund, Large Cap Growth Fund and Real Estate Fund) — Due to its investment strategy, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Funds’ performance.

Real Estate Investment Trusts Risk (U.S. All Cap Index Fund and Real Estate Fund) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed above. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Real Estate Sector Risk (Real Estate Fund) – Securities of companies principally engaged in the real estate sector may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. In addition to these risks, some REITs and real estate operating companies (“REOCs”) have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Moreover, certain real estate investments may be illiquid and, therefore, the ability of REITs and REOCs to reposition their portfolios promptly in response to changes in economic or other conditions is limited. These factors may increase the volatility of the Fund’s investments in REITs or REOCs.

Sector Emphasis Risk (Long/Short Equity Fund and Real Estate Fund) – The securities of companies in the same business sector, if comprising a significant portion of the Funds’ portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Funds’ portfolio or the Funds’ portfolio was diversified across a greater number of industry sectors.

Short Sales Risk (Long/Short Equity Fund) – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Small-Capitalization Company Risk (Small Cap Fund, U.S. All Cap Index Fund and Real Estate Fund) – The small-capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Credit Risk (Limited Duration Fund and Core Bond Fund) – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

Interest Rate Risk (Limited Duration Fund and Core Bond Fund) – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Prepayment and Extension Risk (Limited Duration Fund and Core Bond Fund) – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

U.S. Government Securities Risk (Limited Duration Fund and Core Bond Fund) – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Corporate Fixed Income Securities Risk (Limited Duration Fund and Core Bond Fund) – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Liquidity Risk (Limited Duration Fund and Core Bond Fund) – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Quantitative Investing Risk (Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund) – There is no guarantee that a quantitative model or algorithm used by the Adviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm.

Information Technology Sector Risk (Large Cap Growth Fund) – Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Foreign/Emerging Markets Securities Risk (Real Estate Fund and International Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Certain foreign countries have experienced outbreaks of infectious illnesses and may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund’s investments in that country and other affected countries.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

A Fund may invest in unsponsored American Depositary Receipts (“ADRs”), which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

LIBOR Replacement Risk (All Funds) – The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

11. In-Kind Transactions:

During the year ended October 31, 2022, the Limited Duration Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Shares Redeemed	Cash	Investment Securities at Value	Interest Accrued	Total	Realized Gains (Losses)

4/29/2022	1,595,855	$578,615	$14,756,218	$65,167	$15,400,000	$(548,748)

12. Other:

At October 31, 2022, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders I Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership

Limited Duration Fund	2	36%	1	86%

Core Bond Fund	2	36%	1	92%

Long/Short Equity Fund	3	76%	–	–

Large Cap Value Fund	2	36%	2	96%

Large Cap Growth Fund	2	41%	1	95%

Small Cap Fund	2	56%	3	100%

U.S. All Cap Index Fund	3	55%	–	–

Real Estate Fund	1	73%	–	–

International Equity Fund	2	51%	3	86%

13. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2022

14. Subsequent Events:

The Funds have been evaluated by management regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 202

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, Knights of Columbus U.S. All Cap Index Fund, Knights of Columbus Real Estate Fund, and Knights of Columbus International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, Knights of Columbus U.S. All Cap Index Fund, Knights of Columbus Real Estate Fund, and Knights of Columbus International Equity Fund (nine of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 30, 2022

We have served as the auditor of one or more investment companies in Knights of Columbus Asset Advisors since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2022.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since

2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Man-aging Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public compa-nies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years[1]	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES (continued)[3]
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symme-try Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diver-sified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Nichelle May- nard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Hold-ings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice Pres-ident, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, Pricewater- houseCoopers LLP, from 2002 to 2019.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.	None.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laun- dering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Part- ners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Limited Duration Fund
Actual Fund Return
I Shares	$1,000.00	$981.90	0.50%	$2.50
Class S Shares	1,000.00	982.40	0.60	3.00
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.69	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60	3.06
Core Bond Fund
Actual Fund Return
I Shares	$1,000.00	$923.40	0.50%	$2.42
Class S Shares	1,000.00	923.90	0.60	2.91
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.69	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60	3.06
Long/Short Equity Fund
Actual Fund Return
I Shares	$1,000.00	$1,012.10	2.15%†	$10.90
Hypothetical 5% Return
I Shares	$1,000.00	$1,014.37	2.15%†	$10.92

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Value Fund
Actual Fund Return
I Shares	$1,000.00	$978.10	0.90%	$4.49
Class S Shares	1,000.00	977.60	1.00	4.98
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00	5.09
Large Cap Growth Fund
Actual Fund Return
I Shares	$1,000.00	$899.80	0.90%	$4.31
Class S Shares	1,000.00	899.90	1.00	4.79
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00	5.09
Small Cap Fund
Actual Fund Return
I Shares	$1,000.00	$971.40	1.05%	$5.22
Class S Shares	1,000.00	970.80	1.13	5.61
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class S Shares	1,000.00	1,019.51	1.13	5.75

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
U.S. All Cap Index Fund
Actual Fund Return
I Shares	$1,000.00	$937.30	0.25%	$1.22
Hypothetical 5% Return
I Shares	$1,000.00	$1,023.95	0.25%	$1.28
Real Estate Fund
Actual Fund Return
I Shares	$1,000.00	$809.10	1.00%	$4.56
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.16	1.00%	$5.09

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
I Shares	$1,000.00	$851.10	1.10%	$5.13
Class S Shares	1,000.00	851.00	1.20	5.60
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class S Shares	1,000.00	1,019.16	1.20	6.11

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

†The annualized expense ratios include dividend expense incurred during the six-month period. Annualized dividend expense of average net assets totaled 0.65%. Had this expense not been included the ratio would have been 1.50%.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2022, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)
Limited Duration Fund	0.00%	7.72%	92.28%	100.00%	0.00%	0.00%	24.16%	93.01%	0.00%	0.00%	0.00%
Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	17.92%	89.21%	0.00%	0.00%	0.00%
Long/Short Equity Fund	0.00%	0.00%	100.00%	100.00%	16.42%	17.60%	17.93%	5.81%	100.00%	0.00%	0.00%
Large Cap Value Fund	0.00%	62.08%	37.92%	100.00%	87.20%	90.76%	0.00%	0.57%	100.00%	0.00%	2.72%
Large Cap Growth Fund	0.11%	67.04%	32.85%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%
Small Cap Fund	0.00%	82.97%	17.03%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%
U.S. All Cap Index Fund	0.00%	17.12%	82.88%	100.00%	92.53%	92.86%	0.00%	1.21%	100.00%	0.00%	2.21%
Real Estate Fund	0.00%	1.43%	98.57%	100.00%	2.77%	3.27%	0.00%	0.00%	100.00%	0.00%	5.55%
International Equity Fund	0.20%	68.63%	31.17%	100.00%	0.29%	96.12%	0.00%	0.40%	100.00%	3.06%	0.24%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2022. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2022. The total amount of foreign source income for the International Equity Fund is $3,718,136. The total amount of foreign tax paid for the International Equity Fund is $499,562. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Knights of Columbus Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, CT 06510

Investments Subadvisers

L2 Asset Management, LLC

66 Glezen Lane,

Wayland, MA 01778

Ranger Global Real Estate Advisors, LLC

415 Madison Avenue, 14th Floor

New York, NY 10017

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a

current prospectus for the Funds described.

KOC-AR-001-0800

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022					2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$682,615		None	None		$730,515	None	$11,990
(b)	Audit-Related Fees	None		None	None		$4,000	None	None
(c)	Tax Fees	$88,500	(4)	None	$126,709	(2)	None	None	$90,000	(2)
(d)	All Other Fees	None		None	$5,301		None	None	$1,473

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$131,900	None	None	$128,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$30,050	None	None	$26,800	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) relate to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2022				2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$322,500	None	None		$25,000	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$218,015	(3)	None	None	$206,957	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $132,010 and $91,473 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $218,015 and $206,957 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by,

or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 6, 2023